Filed with the Securities and Exchange Commission on April 26, 2023
Registration No. 2-89905-01
Registration No. 811-21886
UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ /
Pre-Effective Amendment No.	/ /
Post-Effective Amendment No. 50	/ X /
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	/ /
Amendment No. 43	/ X /
(Check appropriate box or boxes.)

NML Variable Annuity Account C
(Exact Name of Registrant)
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
(Name of Depositor)
720 East Wisconsin Avenue, Milwaukee, Wisconsin	53202
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code	414-271-1444

Raymond J. Manista, Executive Vice President, Chief Legal Officer and Secretary The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)
Copy to:
Gabriella Saenz, Assistant General Counsel

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
414-665-8704
Approximate Date of Proposed Public Offering	Continuous
It is proposed that this filing will become effective (check appropriate space)
immediately upon filing pursuant to paragraph (b) of Rule 485
X	on May 1, 2023 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on ________ pursuant to paragraph (a)(1) of Rule 485
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Interests in Group Combination Annuity Contracts

Group Combination Annuity (Account C)
Issued by The Northwestern Mutual Life Insurance Company and NML Variable Annuity Account C
Prospectus May 1, 2023
This prospectus describes an unallocated Group Combination Annuity Contract (the “Contract”) to provide retirement annuity benefits for self-employed persons and their eligible employees. Although the Contract is no longer offered for sale to retirement plans of self-employed persons, subsequent Purchase Payments may continue to be made under in-force Contracts. You may choose to invest your Net Purchase Payments on a variable, fixed, or a combination thereof on a tax-deferred basis. Net Purchase Payments may be invested, pursuant to the Contract, in the following variable and fixed options:
Variable Options
Northwestern Mutual Series Fund, Inc.
- Growth Stock Portfolio
- Focused Appreciation Portfolio
- Large Cap Core Stock Portfolio
- Large Cap Blend Portfolio
- Index 500 Stock Portfolio
- Large Company Value Portfolio
- Domestic Equity Portfolio
- Equity Income Portfolio
- Mid Cap Growth Stock Portfolio
- Index 400 Stock Portfolio
- Mid Cap Value Portfolio
- Small Cap Growth Stock Portfolio
- Index 600 Stock Portfolio
- Small Cap Value Portfolio
- International Growth Portfolio
- Research International Core Portfolio
- International Equity Portfolio
- Emerging Markets Equity Portfolio
- Government Money Market Portfolio
- Short-Term Bond Portfolio
- Select Bond Portfolio
- Long-Term U.S. Government Bond Portfolio
- Inflation Protection Portfolio
- High Yield Bond Portfolio
- Multi-Sector Bond Portfolio
- Balanced Portfolio
- Asset Allocation Portfolio
Fidelity® Variable Insurance Products
- VIP Mid Cap Portfolio
- VIP Contrafund® Portfolio
Neuberger Berman Advisers Management Trust
- Sustainable Equity Portfolio
Russell Investment Funds
- U.S. Strategic Equity Fund
- U.S. Small Cap Equity Fund
- Global Real Estate Securities Fund
- International Developed Markets Fund
- Strategic Bond Fund
Russell Investment Funds LifePoints® Variable Target Portfolio Series
- Moderate Strategy Fund
- Balanced Strategy Fund
- Growth Strategy Fund
- Equity Growth Strategy Fund
Credit Suisse Trust
- Commodity Return Strategy Portfolio
Fixed Options
- Guaranteed Return Fund (in 1-,3-, and 5-year durations)
The Contract (including the fixed option) and the variable options are not guaranteed to achieve their goals, are not bank deposits, are not federally insured, and are not endorsed by any bank or government agency. You could lose the money you invest in this Contract. All contractual guarantees (including the fixed option) are contingent upon the claims-paying ability of the Company. Some terms of the Contract may differ from the terms of the Contract delivered in another state because of state specific legal requirements.
Please read carefully this prospectus or any accompanying prospectuses for the variable options and keep them for future reference. These prospectuses provide information that you should know before investing in the Contract. No person is authorized to make any representation in connection with the offering of the Contract other than those contained in these prospectuses.

You may cancel your Contract within 10 days of receiving it without paying fees or penalties.
In some states, this cancellation period may be longer. Depending on your state of issue, upon cancellation you will receive either the full amount of your Purchase Payment(s) or your Contract Value. You should review the prospectus, or consult with your financial representative, for additional information about the specific cancellation terms that apply.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. The Contract may not be available in all states and is only offered where it can be lawfully sold. Our Distributor may limit sales of the Contract to certain government entities and government entity plans. Additional information about certain investment products, including variable annuity contracts, has been prepared by the Securities and Exchange Commission's staff and is available at www.Investor.gov.
As permitted by regulations adopted by the SEC, paper copies of your underlying portfolios’ shareholder reports are not currently being sent by mail unless you specifically request paper copies of the reports from us. Instead, your portfolio annual and semi-annual reports will be made available on www.nmfundreports.com and you will be notified by mail each time a report is posted and provided with a link to access the report for each Portfolio. If you already elected to receive shareholder reports electronically, you will not be affected by this change, will continue to receive reports electronically and you need not take any action. You may elect to receive shareholder reports (and other communications) electronically by signing up for eDelivery at www.NorthwesternMutual.com/eDelivery. You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling us at (866) 910-1232. Your election to receive shareholder reports in paper will apply to all future reports for all Portfolios under your Contract.

Glossary of Special Terms
Unless otherwise specified in this prospectus, the words “Northwestern Mutual,” “we,” “us,” “our,” and “Company” mean The Northwestern Mutual Life Insurance Company. The words “you” and “your,” unless otherwise specified, mean the Contract Owner. We use a number of special terms in this prospectus, including the following:
Accumulation Unit—An accounting unit of measure representing the contract value, before the date on which Annuity Payments begin, in one or more Divisions of the Separate Account. The related term “Accumulation Unit Value” (“AUV”) means the value of a particular Accumulation Unit at a particular time and is analogous to, but not the same as, the share price of a mutual fund.
Annuitant—A Participant in the Plan or Trust who has been named to receive Annuity Payments in accordance with the provisions of the Plan or Trust.
Annuity Payments—Money we pay pursuant to the terms of the Contract. Payments may be paid under one or more of the following three methods: (1) a variable income plan; (2) a fixed income plan; or (3) in cash.
Annuity Unit—An accounting unit of measure representing the actuarial value of an interest in a variable income plan, after the date on which Annuity Payments begin, in one or more Divisions of the Separate Account.
Certificate—A document issued to an Annuitant describing the benefits to be received under the Contract. A Certificate will also include beneficiary provisions.
Company—The Northwestern Mutual Life Insurance Company.
Contract—The agreement between you and us described in this variable annuity prospectus.
Division—A sub-account of the Separate Account, the assets of which are invested exclusively in the shares of one of the Portfolios of the underlying Funds.
Fund—A Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company, or as a unit investment trust, or is not required to be registered under the Act. A Fund is available as an investment option under the Contract. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.
General Account—All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.
Guaranteed Return Fund—A fixed investment option under the Contract, supported by the assets held in the Company’s General Account, that has a term of a specified duration (called a “Guaranteed Period”).
Income Plan —An optional method of receiving the death benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract through a series of periodic payments. An Income Plan may also be known as a “payment plan”.
Market Value Adjustment—An amount that may be credited (or charged) upon a withdrawal from a Guaranteed Return Fund before the end of a Guaranteed Period.
Northwestern Mutual—The Northwestern Mutual Life Insurance Company.
Owner—The person with the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides. The Owner is ordinarily the employer, a custodian, or trustee.
Penalty Tax—If premature payment of benefits are made under an Annuity Contract, a penalty tax may be incurred. (See “Taxation of Contract Benefits.”)
Plan—The document(s) under which the benefits provided by this Contract are distributed to the individual employees or plan participants. The term includes any trust, custodial, or other document providing for the funding of Plan benefits.
Portfolio—A series of a Fund available for investment under the Contract which corresponds to a particular Division of the Separate Account.
Prospectus— The full statutory prospectus for the Contract.
Purchase Payments—Money you give us to apply to your Contract. The related term “Net Purchase Payment” refers to Purchase Payments after all applicable deductions.
Separate Account—The account the Company has established pursuant to Wisconsin law for those assets, although belonging to the Company, that are reserved for you and other owners of variable annuity contracts supported by the Separate Account.
Account C Prospectus

Summary Prospectus—The summary version of the Contract, which summarizes key information found in the Prospectus for the Contract.
Valuation Date—Any day on which the New York Stock Exchange (“NYSE”) is open for trading and any other day we are required under the 1940 Act to value assets of a Division of the Separate Account.
Withdrawal Amount—The value of the Accumulation Units which you are permitted to withdraw pursuant to the terms of the Contract. Withdrawal Amounts may be subject to short-term trading fees charged by Portfolios and Market Value Adjustments applied to withdrawals from a Guaranteed Return Fund.
This prospectus describes two classes of the Group Combination Annuity Contract: a front-load version (in which a sales charge is assessed when Purchase Payments are made) and a simplified-load version (in which no sales charge is assessed).
Account C Prospectus

Important Information You Should Consider About the Contract
	FEES AND EXPENSES			Cross-Reference(s) to Location in Prospectus
Charges for Early Withdrawal	If you surrender your Contract, you will not be assessed a surrender charge.			Fee and Expense Tables – Contract Fees and Expenses
Transaction Charges
You may be charged for other transactions, such as certain tax-related charges, as well as front-end sales load on front-load Contracts.
The maximum sales load on a front-load Contract is 4.5% as a percentage of
Purchase Payments.
Charges
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Fee and Expense Tables – Contract Fees and Expenses, Range of Annual Portfolio Operating Expenses, and Examples
	Annual Fee	Minimum	Maximum
	Base Contract (varies depending on whether Contract is front-load or simplified-load)	0.65%[1]	1.50%[1]
	Investment Options (Portfolio company fees and expenses)	0.21%[2]	1.28%[2]
1 As a percentage of Separate Account assets. [2] As a percentage of Portfolio assets.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:

	LOWEST ANNUAL COST $821[1]	HIGHEST ANNUAL COST $3,128[1]
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Contract
Classes and Portfolio fees and expenses
•No sales charges
•No additional Purchase Payments,
transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination
of Contract Classes and
Portfolio fees and expenses
•No sales charges
•No additional Purchase
Payments, transfers or
withdrawals

[1] The lowest and highest dollar amount of fees that would be assessed, based on the assumptions described in the tabular presentation above, for each of the first 10 Contract years.
RISKS
Risk of Loss	You can lose money by investing in the Contract.			The Investment Options
Not a Short-Term Investment	The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash. It is intended for retirement and long-term savings.			The Contract – Generally
Account C Prospectus

	RISKS	Cross-Reference(s) to Location in Prospectus
Risks Associated with Investment Options
Investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options ( Portfolios) and fixed account options you choose. Each Portfolio
(including any fixed account investment options) will have its own unique risks.
You should review these investment options Portfolios before making an investment decision.
The Guaranteed Return Fund (GRF) accounts, fixed investment options offered under the Contracts, are subject to the risk of negative Market Value
Adjustment (MVA) which could decrease the amount available for transfer or withdrawal from a GRF account. You should carefully consider the effects of a negative MVA before making a transfer or withdrawal from a GRF account.
The Investment Options
Insurance Company Risks
Investment in the Contract is subject to the risks related to the Depositor
( Northwestern Mutual), and any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of Northwestern Mutual. More information about Northwestern Mutual, including its financial strength ratings, is available upon request by calling (888)
455-2232.
The Company
RESTRICTIONS
Investments
Transfer requests involving the fixed account options are subject to special restrictions, including individual state law restrictions as to availability or amounts. These options are available only during the accumulation phase of your Contract and after your initial investment may be subject to limits on additional amounts, including minimum required investments or maximum limits on total amounts. Transfers out of these fixed options are also subject to specific limitations, including charges, and monies moved out of these options may limit the availability of any positive market value adjustment that might otherwise apply.
Transfers among Divisions are subject to the Contract’s short-term and excessive trading policies.
Under certain circumstances Northwestern Mutual reserves the right to remove a Portfolio or substitute another Portfolio for such Portfolio.

The Investment
Options – Fixed
Options and The
Contract – Purchase
Payments Under the
Contract
(Guaranteed
Account Investment
Minimums and
Maximums)
The Investment
Options (Short Term
and Excessive
Trading)
Contract Owner
Services
(Substitution of
Portfolio Shares and
Other Changes)

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract. Some distributions will generally be subject to ordinary income tax rates, and may be subject to penalties.
Federal Income Taxes
CONFLICTS OF INTEREST
Investment Professional Compensation
The Contract is sold exclusively through financial representatives of
Northwestern Mutual’s affiliated broker-dealer, who are compensated with a commission based on a percentage of Purchase Payments, and Northwestern
Mutual may share revenue it earns on the Contract with its affiliated broker-
dealer. These financial representatives may have a financial incentive to offer or recommend the Contract over other investments.
Additional Information – The Distributor

Account C Prospectus

Overview of the Contract
The Contracts are unallocated group annuity contracts, the purpose of which is primarily to provide for the accumulation of funds and the payment of retirement benefits to participants or their beneficiaries (“Annuitants”). Funds may be accumulated on a variable, fixed, or a combined basis in one or more omnibus accounts established for each Contract. The Contracts do not provide for the establishment of individual accounts for Plan or Trust participants until participants become entitled to receive benefits from the Plan or Trust.
We offer the Contracts only for use under tax-qualified plans meeting the requirements of Sections 401 and 403(a) of the Code. The Contracts are not intended for short term-investment and are therefore not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading.
During the years when funds are being paid into the Contract, known as the accumulation (savings) phase, the earnings accumulate on a tax-deferred basis. The annuitization (income) period begins when a participant retires or otherwise becomes entitled to receive benefits and you direct us to pay Annuity benefits to the participant. (See “Retirement Benefits.”) All or a portion of such payments will be taxed as ordinary income. We will then pay retirement benefits in a lump sum or under a variable or fixed income plan and issue the Annuitant a Certificate describing the benefits which have been selected. (See “Income Plans.”) The amount accumulated under the Contract, including the results of investment performance of the Divisions, and interest earned under the fixed options, will determine the amount of the Retirement Benefit. Additional information about the Portfolios in which the Divisions invest is provided in the Appendix (see "Appendix A: Portfolios Available Under Your Contract). Benefits available to participants are determined entirely by the provisions of the Plan or Trust.
In addition to the Divisions which vary with the investment experience of the underlying Portfolios, the Contracts offer fixed options (Guaranteed Return Fund or “GRF” accounts) that credit interest at declared rates.
Below are other features and options that the Contract offers.
•
Contract classes. The Contract currently offers two classes for new investors, a front-load version (in which a sales charge is assessed when Purchase Payments are made) and a simplified-load version (in which no sales charge is assessed).
•
Accessing your money. To the extent permitted by the Plan or Trust, you may terminate the Contract and redeem the contract value by submitting a request in writing, subject to our administrative procedures. Withdrawal rights during the annuitization period will depend on the income plan selected.
•
Tax treatment. You may transfer Contract Value among the Divisions and the fixed options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when (1) you make a withdrawal or surrender; (2) you receive an annuity payments under the Contract; or (3) upon payment of the retirement benefit.
•
Retirement Benefit. You may direct us to pay retirement benefits to an Annuitant at any time while your contract is in force. Upon your request, benefits may be paid in a lump sum or under an Income Plan. If a participant under your retirement plan or trust dies before retirement, any retirement benefits available are governed by the terms of your plan or trust. If he dies after retirement (i.e., after he annuitizes), any death benefits would be governed by the Income Plan in effect at that time.
Account C Prospectus

Fee and Expense Tables
Contract Fees and Expenses
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. There are two sets of tables: one for a front-load Contract (in which a sales charge is assessed when Purchase Payments are made) and one for a one for a simplified-load Contract (in which a sales charge is assessed). Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have selected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract , surrender, or transfer Contract Value between investment options. These tables do not include any charge for state premium tax deductions, which we do not charge for at present, but we reserve the right to do so.
Each table shows the maximum and current fees and expenses for multiple Contract versions. The first column [(the “RR” series)] shows the maximum and current fees and expenses related to the current Contract version. The subsequent columns show the maximum and current fees and expenses for each prior Contract version.
Front-Load Contract (in which a sales charge is assessed when Purchase Payments are made)

Transaction Expenses	Maximum Fee	Current Fee
Maximum Sales Load (as a percentage of Purchase Payments)[1]	4.5%	4.5%
Transfer Fee	N/A	N/A
Expedited Delivery Charge[2]	$17	$17
Wire Transfer Fee[3]	$15	$15
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio company fees and expenses).
Annual Contract Expenses	Maximum Fee	Current Fee
Administrative Expenses[4]	$150	$150
Base Contract Expenses (as a percentage of Separate Account assets)[5]	1.00%	0.65%
Simplified-Load Contract (in which a one-time sales charge is assessed)
Transaction Expenses	Maximum Fee	Current Fee
Sales Load (as a percentage of Purchase Payments)[1]	None	None
Installation Fee	$750	$750
Expedited Delivery Charges[2]	$17	$17
Wire Transfer Fee[3]	$15	$15
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio company fees and expenses).
Annual Contract Expenses	Maximum Fee	Current Fee
Administrative Expenses[4]	$150	$150
Base Contract Expenses (as a percentage of Separate Account assets)[5]	1.50%	1.25%
1 The sales load for a front-load Contract depends on the amount of cumulative Purchase Payments.
2 For express mail delivery with signature required; the express mail delivery charge without signature is $15.
3 We also charge $15 for wire transfers in connection with withdrawals.
4 We charge an Annual Contract Fee of $150. We are currently waiving the Annual Contract Fee if Purchase Payments less withdrawals equal or exceed $25,000. We reserve the right to change this practice in the future. We will give at least 30 days prior notice.
5 We guarantee the current Base Contract Expense for five years from the date of this prospectus. Thereafter, we reserve the right to raise the Base Contract Expense to a maximum annual rate of 1.00% for the front-load Contract and 1.50% for the simplified-load Contract. After the fifth Contract year we may amend the Contract with respect to the maximum annual rate for the base contract expense as well as other Contract terms.
Account C Prospectus

Annual Portfolio Operating Expenses
The table below shows the minimum and maximum total operating expenses of the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios available under the Contract, including their annual expenses, may be found at the back of this document (i.e., Appendix A: Portfolios Available Under Your Contract).
	Minimum	Maximum
Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	0.21%	1.28%
Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	0.20%	1.11%
*
The “Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses as of December 31, 2022 charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total Annual Portfolio Operating Expenses and will continue for at least one year from the date of this prospectus.
For more information about voluntary fee waivers that may be in place, see the “Charges” section.
Examples1
The following Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, annual Contract fees, and the fees and annual Portfolio expense. The Examples assume that you invest $100,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The Examples reflect the maximum expenses of the underlying Portfolios (as set forth above) as well as the Optional Enhanced Death Benefit Maximum Charge. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:
Front-Load Contract
	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:	$6,429	$11,038	$15,901	$29,263
If you annuitize at the end of the applicable time period:	$6,429	$11,038	$15,901	$29,263
If you do not surrender your Contract:	$6,429	$11,038	$15,901	$29,263
Simplified-Load Contract
	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:	$2,538	$8,364	$14,451	$30,892
If you annuitize at the end of the applicable time period:	$2,538	$8,364	$14,451	$30,892
If you do not surrender your Contract:	$2,538	$8,364	$14,451	$30,892
1 Note: The purchase payments for either a front-load Contract or a simplified-load Contract must reach a total minimum amount of $25,000 during the first Contract year. The installation fee of $750 is divided between the funds for the simplified-load fee table. The numbers above must be multiplied by 2.5 to find the expenses for a front-load Contract or a simplified-load Contract of this minimum size.
The sales load for a front-load Contract depends on the amount of cumulative Purchase Payments. See “Charges” for additional information about expenses for the Contracts. The expense numbers shown in the tables reflect the Base Contract Charge. The Contracts may provide for charges for transfers between the Divisions of the Separate Account and for premium taxes, but we are not presently assessing such charges.
Please remember that the examples are simply illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.
Account C Prospectus

Principal Risks
Investment Risk You can lose money by investing in the Contract.
The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash. It is intended for retirement and long-term savings and from a tax perspective is generally less attractive if owned by a non-natural person. Your Contract has also adopted measures to deter short-term trading that may trigger additional restrictions.
Investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options (Portfolios) available under the Contract, and each Portfolio (including any fixed account investment options) will have its own unique risks. You should review the prospectuses for the Portfolios before making an investment decision.
Insurance Company Risks Investment in the Contract is subject to the risks related to the depositor (Northwestern Mutual), and any obligations (including any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of Northwestern Mutual. More information about Northwestern Mutual, including its financial strength ratings, is available upon request by calling (888) 455-2232.
Cybersecurity & Certain Business Continuity Risks The Company has administrative, technical and physical safeguards in place with respect to information security, nevertheless, our variable product business is potentially susceptible to operational and information security risks resulting from a cyber-attack as it is highly dependent upon the effective operation of our computer systems and those of our business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Other disruptive events, including (but not limited to) natural or man-made disasters and public health crises or pandemics (such as coronavirus COVID-19), may also adversely affect our ability to conduct business, including if our employees or the employees of intermediaries or other affiliated or third-party service providers are unable to perform their responsibilities as a result of any such event. Such disruptions to our business operations can interfere with issuance or our processing of transactions (including the processing of orders through our website or with the Portfolios), may interfere with our ability to receive, pick up and process mail and messages, impact our ability to calculate values, or cause other operational or system issues. Furthermore, these disruptions may persist even if our employees or the employees of intermediaries or other affiliate or third-party service providers are able to work remotely. These events may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that the Company, the Portfolios or our service providers will avoid losses affecting your Contract due to a disaster or other catastrophe.
The Company
The Northwestern Mutual Life Insurance Company, or through its subsidiaries and affiliates, offers insurance products, investment products, and advisory services which are designed to address clients’ needs for financial security and protection, wealth accumulation and distribution, and estate preservation. Organized by a special act of the Wisconsin Legislature in 1857, the Company is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The Company’s total assets were over $340 billion as of December 31, 2022. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
In addition to your fixed account allocations, General Account assets are used to guarantee the payment of the benefits under the Contract. To the extent that we are required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from General Account assets. Thus, Contract Owners must look to the strength of the Company and its General Account with regard to insurance contract guarantees. You should also be aware that the General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely,
Account C Prospectus

though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.
The Separate Account
We established the NML Variable Annuity Account C (the “Separate Account”) on July 22, 1970 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act.
You may allocate the money you invest under your Contract among the variable and fixed options (if available in your state) described elsewhere in this prospectus. Each variable option is a Division of the Separate Account, which corresponds to one of the Portfolios of the Funds also described elsewhere in this prospectus. Under Wisconsin law, the investment operations of the Separate Account are kept separate from our other operations. The values for your Contract supported by the Separate Account will not be affected by income, gains, or losses from the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Separate Account for your Contract will determine the value of your Contract benefits supported by the Separate Account, and will not affect the rest of our business. The assets in the Separate Account are reserved for you and other owners of variable annuity contracts, although the assets belong to us and we do not hold the assets as a trustee. While we and our creditors cannot reach the assets of the Separate Account to satisfy other obligations until our obligations under your Contract have been satisfied, all of our assets (except those we hold in certain other separate accounts) are available to satisfy our obligations under your Contract. The obligations under the variable annuity contracts are obligations of the Company as depositor.
When permitted by law and subject to any required regulatory approvals or votes by Contract Owners, we reserve the right to:
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Operate the Separate Account or a Division as either a unit investment trust or a management company under the 1940 Act, or in any other form allowed by law, if deemed by the Company to be in the best interest of Contract Owners.
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Invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio (or another share class of an existing Portfolio) already purchased or to be purchased.
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Register or deregister the Separate Account under the 1940 Act or change its classification under that Act.
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Create new separate accounts.
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Combine the Separate Account with any other separate account.
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Transfer the assets and liabilities of the Separate Account to another separate account.
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Transfer cash from time to time between the Company’s General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Contracts, including but not limited to transfers for the deduction of charges and in support of payment options.
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On behalf of the Company, transfer assets of the Separate Account in excess of reserve requirements (only for accrued fees and charges or any seed capital) applicable to Contracts supported by the Separate Account to the Company’s General Account.
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Add, delete, or make changes to the securities and other assets that are held or purchased by the Separate Account.
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Terminate and/or liquidate the Separate Account.
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Restrict or eliminate any voting rights of Contract Owners or other persons who have voting rights as to the Separate Account.
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Make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.
In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.
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The Investment Options
The Contract makes available a variety of variable and fixed investment options. The Company does not endorse or recommend any particular option nor does it provide investment advice. The amounts invested in the variable options are not guaranteed, and because both your principal and any return on your investment are subject to market risk, you can lose money. The amounts invested in the fixed options earn interest for a specified period at a rate we declare from time to time; the principal and interest rate are guaranteed by the Company and are subject to the claims-paying ability of the Company.
Variable Options
The assets of each Division of the Separate Account are invested in a corresponding Portfolio that is a series of one of the following mutual fund families: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; the Russell Investment Funds; and the Credit Suisse Trust. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Contract may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Contract. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.
You may choose to allocate the Accumulation Value of your Contract among the Divisions of the Separate Account and you may, subject to certain conditions, transfer values from one Division to another. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the corresponding Portfolio.
There can be no assurance that the Portfolios will realize their objectives. You can find more detailed information about the Portfolios, including its (i) name, (ii) investment objective(s), (iii) investment adviser, (iv) current expenses, and (v) performance, in Appendix A to this prospectus. Read the prospectus carefully before investing. You can find these documents online at www.nmprospectus.com, by calling (866) 910-1232 or by sending an email request to vavldocrequest@northwesternmutual.com. Note: A summary prospectus for a Portfolio contains information on its first page about how to obtain a copy of the full Portfolio statutory prospectus. You can also visit www.nmprospectus.com to obtain these documents.
Payments We Receive The Contract makes available both proprietary and non-proprietary Portfolios. The Northwestern Mutual Series Fund, Inc. is a proprietary Fund that has been included in part because it is managed by a subsidiary of the Company. For non-proprietary Portfolios offered through this Contract, we consider during the selection process whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. Other factors we consider during the selection process include asset class coverage, management style, sector coverage, the strength of the investment adviser’s or sub-advisers’ reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Contract Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Portfolio you have chosen.
Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. However, the amount of such payments is not determinative as to whether a Portfolio is offered through the Contract. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.20%. These payments are made for various purposes, including payment of services incurred by the Company and/or its affiliates in promoting and marketing the Contracts and Portfolios. The Company and its affiliates may profit from these payments.
While not currently the case, certain Portfolios available under the Contract may adopt a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, would be deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments would decrease such Portfolio’s investment return. We consider receipt of these payments when deciding whether to offer a Portfolio.
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Additionally, an investment adviser of a Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser (or its affiliate) with increased access to persons involved in the distribution of the Contracts.
Transfers Between Divisions Subject to the short term and excessive trading limitations described below and any frequent trading policies adopted by the Funds that are described in their prospectuses, you may change the allocation of Net Purchase Payments among the Divisions or transfer Accumulation Units from one Division to another at any time. After the effective date of a variable Income Plan, the Annuitant may transfer Annuity Units from one Division to another. Changes in allocation and transfers are made based on the valuation of Accumulation or Annuity Units in the affected Divisions after our receipt of a written request at our Home Office, provided it is in good order, or on a future specified date. “Good order” means that the request is complete and accurate and all applicable requirements are satisfied. If such a request is received before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time), the request will receive same-day pricing. If we receive such a request for transfer on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE.
We will adjust the number of Accumulation or Annuity Units to be credited to reflect the respective value of the Accumulation and Annuity Units in each of the Divisions. You may transfer Accumulation or Annuity Units among the Divisions up to twelve times in a Contract year. We may set waiting periods for transfers of Annuity Units.
If you contemplate the transfer of funds from one Division to another, you should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the securities markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time. Frequent transfers, or transfers that are large in relation to the assets of the Portfolio in which a Division invests, may also be disruptive and may disadvantage other investors. We reserve the right to limit the frequency or amount of transfers. See the attached prospectuses for the Funds for more information about their frequent trading policies. We will assist the Funds in the implementation of their policies. After the effective date of a variable Income Plan which includes the right of withdrawal, a payee may transfer the Withdrawal Value to any other Income Plan. An administrative charge may apply.
Short Term and Excessive Trading Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.
To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Contract Owners, except to the extent we are prevented from doing so under applicable or federal law or regulations. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.
Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among Divisions under a single Contract during a Contract year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Government Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers if a total of three round trips are made within that same Contract year or two round trip transfers are made within any subsequent year. The restriction will last until the next Contract anniversary date and the Contract Owner will be sent a letter informing him or her of the restriction. An investor who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Government Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers if a total of two round trips are made within that same Contract year or one round trip transfer is made within any subsequent year. The restriction will last until the next Contract anniversary date and the Contract Owner will be sent a letter informing him or her of the restriction. Unless we believe your trading behavior to be inconsistent with these short-term and excessive trading policies, these limitations will not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in future allocations, to the extent these features are available in your Contract. Once a Contract is
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restricted, we will allow one additional transfer into the Government Money Market Division until the next Contract anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).
We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Contract Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. Such policies and procedures may provide for the imposition of a redemption fee and may require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio(s). In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in an investment option until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted investment option, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.
If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.
We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Contract Owners. We may be unable to monitor trading activity by individual participants in omnibus accounts established under group Annuity Contracts, we do request that Contract Owners take steps that are reasonably designed to discourage individual participants from market timing.
Fixed Options
During the Accumulation phase of your Contract, you may invest on a fixed basis in the following guaranteed accounts, provided they are available in your state and under your Contract. To find out if a Guaranteed Return Fund Account is available in your state, or for the current interest rate, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232.
The Guaranteed Return Fund Accounts
General  During the Accumulation phase of the Contract, the Owner of a Series NN contract may invest on a fixed basis in the following Guaranteed Return Fund (“GRF”) accounts of different durations, provided they are available in your state: a 1-year GRF, a 3-year GRF, and a 5-year GRF. The sum of all the Accumulation Values of all the GRF Accounts in a given contract may not exceed the GRF Accounts Maximum as shown in the Contract. To find out if a particular GRF is available, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232.
Interest Rates Assets deposited into a GRF earn the interest rate effective on the date of the deposit. Interest rates are set as follows: For contract amounts of more than $1 million, interest rates are set daily. For amounts of $1 million or less, interest rates are set Friday of each week and apply to contributions received during the following week.
Interest rate bands for the simplified-load contracts are as follows:
Contract Size		Interest Rate
At Least	But less than
0	$125,000	Base Rate
$125,000	$500,000	Base Rate + 0.20%
$500,000	$1,000,000	Base Rate + 0.40%
$1,000,000	$1,500,000	Base Rate + 0.60%
$1,500,000		Base Rate + 0.80%
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Interest rate bands for the front-load contracts are shown below.
Contract Size		Interest Rate
At Least	But less than
0	$1,500,000	Base Rate
$1,500,000		Base Rate + 0.10%
Maturity Dates GRF Maturity Dates are quarterly and are set in accordance with the plan year end date. The table below shows several examples:
If the Plan Year End Date is	Example	The Maturity Dates are
The first day of the month	01/01	01/01 04/01 07/01 10/01
The last day of the month	03/31 or 06/30	03/31 06/30 09/30 12/31
Neither the first nor the last day of the month	01/10	01/10 04/10 07/10 10/10
If, for example, the plan trustees of a calendar-year plan select a 1-year GRF and make monthly deposits in January, February, and March 2020, all the deposits will mature on March 31, 2021. Thus, the rate guarantee for a specific deposit into a 1-year GRF will be effective for 12-15 months (the “Guaranteed Period”). This same process is used to determine the Guarantee Periods for all GRFs. In those cases where the plan year end changes, maturities for subsequent purchase payments will be based on the new plan year end date. Maturity Dates established under the previous plan year end date will remain. In those cases, there may be more than four Maturity Dates in a year.
Options at Maturity When assets invested in a GRF mature, we transfer the funds pursuant to the direction of the Owner/Trustee. If the Owner/Trustee has so indicated on the Group Pension Annuity application, the assets will renew in the same GRF or be transferred to the Government Money Market Investment Division. If the application contains no such direction, and if the Owner/Trustee has not properly instructed us before the Maturity Date to transfer the funds to different investment Division(s), we will send a GRF Maturity Letter to the Owner/Trustee approximately thirty days before the Maturity Date notifying him/her that the GRF assets are due to mature and giving notice of what will happen unless we are provided with other instructions. If we are in receipt of no instructions, the assets will be transferred to the Government Money Market Investment Division. Any death benefit you elect will automatically terminate upon annuitization, which will occur no later than the contract’s maturity date (i.e., the date upon which you must either annuitize or take a lump sum).
Market Value Adjustment A Market Value Adjustment (“MVA”) may be assessed (or credited) on transfers or withdrawals from a GRF (of any duration) prior to the Maturity Date or before the end of Guarantee Period. The amount of the MVA may be positive or negative, but in all events is the difference between the interest rate credited to a new deposit (with a Guarantee Period equal to the original length of the Guarantee Period of the amount being transferred or withdrawn) and the interest rate credited to the amount being transferred or withdrawn, multiplied by the number of years to maturity of the amount withdrawn. MVAs are generally not assessed in the following circumstances: (1) a withdrawal or transfer made within 30 (thirty) days of maturity; (2) when contracts are settled to a life income plan; or (3) when the withdrawal is used to pay a plan benefit under a defined contribution plan (e.g., payments upon a bona fide retirement, disability, death, or termination of employment). Reasonable proof that these provisions have been met must be provided to the Company upon request.
In no event will the MVA decrease the amount transferred or withdrawn by more than a proportionate allocation of the excess, if any, of the interest credited to a GRF since the beginning of the Guaranteed Period in which such amount is transferred or withdrawn to the date of transfer or withdrawal, over the interest that would have been credited if the Declared Rate had equaled an annual effective rate of 3% during that same time period. In general, the longer the period remaining to the end of the Guaranteed Period at the time of a transfer or withdrawal, the larger the MVA. Because a negative MVA can reduce credited interest in excess of the minimum interest rate required to be credited under applicable state law, you should carefully consider its effect before making a transfer or withdrawal from a GRF prior to the end of a Guaranteed Period.
Other Information Amounts you invest in a GRF become part of our General Account, which represents all of our assets other than those held by us in the Separate Account and other separate accounts. The General Account is used to support all of our annuity and insurance obligations and is available to our general creditors. As part of our General Account, however, the GRFs do not bear any mortality rate and expense charges applicable to the Separate Account under the Contract, nor do they
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bear expenses of the Portfolios in which the Divisions of the Separate Account invest. Other charges under the Contract apply to the GRFs. (See “Deductions.”) In reliance on certain exemptions and exclusionary provisions, we have not registered interests in the GRFs under the Securities Act of 1933, nor have we registered the GRFs or the General Account as investment companies under the 1940 Act. Accordingly, interests in a GRF are not subject to the same laws as interests in the Divisions of the Separate Account, and the staff of the SEC has not reviewed the disclosure in this prospectus regarding the GRF.
The Contracts
Unallocated Group Annuity Contracts
We offered two versions of the Contracts: front-load Contracts and simplified-load Contracts. (See “Expense Table” and “Deductions.”) The Contracts are unallocated group annuity contracts that provide for the accumulation of funds and the payment of retirement benefits to participants or their beneficiaries (“Annuitants”). Funds may be accumulated on a variable, fixed, or a combined basis in one or more omnibus accounts established for each Contract. The Contracts do not provide for the establishment of individual accounts for Plan or Trust participants until participants become entitled to receive benefits from the Plan or Trust.
When a participant retires or otherwise becomes entitled to receive benefits, you may direct us to pay Annuity benefits to the participant. (See “Retirement Benefits.”) We will then pay retirement benefits in a lump sum or under a variable or fixed income plan and issue the Annuitant a Certificate describing the benefits which have been selected. (See “Income Plans.”) Benefits available to participants are determined entirely by the provisions of the Plan or Trust.
Purchase Payments Under The Contracts
Amount and Frequency You determine the amount and frequency of Purchase Payments subject to the provisions of the Plan or Trust. You may pay larger or additional purchase payments. However, we will not accept (a) any purchase payment unless it is a contribution for funding or for the payment of fees or loads under a pension or profit-sharing plan or trust which meets the requirements of Section 401 of the Internal Revenue Code of 1986, as amended (the “Code”) or the requirements for deduction of the employer’s contribution under Section 404(a)(2) of the Code; or (b) any Purchase Payment (initial or subsequent) of less than $100.
You may make Purchase Payments monthly, quarterly, semiannually, annually, or on any other frequency acceptable to us. If a Purchase Payment is not paid when due, or if we decline to accept a Purchase Payment as provided above, the Contract will continue in force unless you redeem all Accumulation Units for their value. You may resume payment of Purchase Payments at any time the Contract is inforce.
Application of Purchase Payments We credit Net Purchase Payments to your Contract, after deduction of any sales load or installation fee, and we allocate the payments as you direct. To the extent that you direct a Net Purchase Payment to accumulate on a variable basis, we place it in the Separate Account and allocate it to one or more Divisions. Assets we allocate to each Division we thereupon invest in shares of the Portfolio which corresponds to that Division. If we receive no allocation instructions, we will place the Net Purchase Payment in the Government Money Market Division.
We apply payments we place in the Separate Account to provide “Accumulation Units” in one or more Divisions. Accumulation Units represent your interest in the Separate Account.
The number of Accumulation Units you receive for each Net Purchase Payment after the initial Purchase Payment is determined by dividing the amount of the Purchase Payment to be allocated to a Division by the value of an Accumulation Unit in that Division, based upon the next valuation of the assets of that Division we make after we receive your Purchase Payment is received in good order either at our Home Office or a lockbox facility we have designated. We may reject any application or Purchase Payment for any reason permitted by law. We may also be required to provide additional information about Owners and Beneficiaries to government regulators. We value assets as of the close of trading on the NYSE for each day the Exchange is open.
The number of your Accumulation Units will be increased by additional purchase payments and decreased by withdrawals. The investment experience of the Separate Account does not change the number (as distinguished from the value) of your Accumulation Units. The value of an Accumulation Unit in each Division varies with the investment experience of the Division. This in turn is determined by the investment experience of the corresponding Portfolio. We determine the value of an Accumulation Unit on any date by multiplying the value on the immediately preceding Valuation Date by the Net Investment
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Factor for the Division for the current period. (See “Net Investment Factor.”) Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Unit. That value may be less than, equal to, or more than the cumulative Net Purchase Payments you have made.
Net Investment Factor
For each Division, the Net Investment Factor for any period ending on a Valuation Date is 1.000000 plus the net investment rate for the Division for that period. Under the Contract, the net investment rate is related to the assets of the Division. However, since all amounts are simultaneously invested in shares of the corresponding Portfolio when allocated to the Division, calculation of the net investment rate for each of the Divisions may also be based upon the change in value of a single share of the corresponding Portfolio.
Thus, for example, in the case of the Balanced Division the net investment rate is equal to (a) the change in the net asset value of a Balanced Portfolio share for the period from the immediately preceding Valuation Date up to and including the current Valuation Date, plus the per share amount of any dividends and other distributions made by the Balanced Portfolio during the valuation period, less a deduction for any applicable taxes or for any expenses resulting from a substitution of securities, (b) divided by the net asset value of a Balanced Portfolio share at the beginning of the valuation period, (c) less an adjustment to provide for the charge for mortality rate and expense guarantees. (See “Deductions.”)
The Portfolios will distribute investment income and realized capital gains to the Separate Account Divisions. We will reinvest those distributions in additional shares of the same Portfolio. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Separate Account.
Benefits Provided Under The Contracts
If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, partial withdrawal, or surrender, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.
The benefits provided under the Contracts consist of a surrender value and a retirement benefit. (No death benefits are provided.) Subject to the restrictions noted below, we will pay all of these benefits in a lump sum or under the Income Plans described below. We will take the amounts required to pay benefits from the Divisions of the Separate Account, or from the value accumulated on a fixed basis, as you direct. If a participant under your retirement plan or trust dies before retirement, any death benefits available are governed by the terms of your plan or trust. If he dies after retirement (i.e., after he annuitizes), any death benefits would be governed by the Income Plan in effect at that time.
Benefits Available Under the Contract
The following table summarizes information about a variety of standard benefits available under the Contract. If applicable, information about the fees associated with a benefit included in the table may be found in the Fees and Expense Tables.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Limitations/ Restrictions
Surrender or Withdrawal Value	You may terminate the Contract and redeem the value of Accumulation Units credited to the Contract	Standard	No charge[1]	•You may surrender all or a portion of the Accumulation Units •Withdrawal rights during annuitization period will depend on income plan selected
Retirement Benefits	The Contract allows for a retirement benefit to be paid to an Annuitant in a lump sum or under a fixed or variable Income Plan	Standard	No charge[1]
•Paid in lump sum or under income
plan
•May be subject to federal income
tax and tax penalty
•Amounts accumulated under
Contract may not be sufficient to
provide retirement benefits under
the Plan or Trust

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Limitations/ Restrictions
Income Plans	Annuity payments and retirement benefit payments are payable under various income plans on a variable or fixed basis	Standard	No charge[1]
•Plans for annuity payments for a
specified period are not available
for Contracts issued after
May 1, 2013
•Variable income plans are subject
to some Contract charges (as well
as expenses of the underlying
Portfolios) and are subject to
market risk
•Fixed income plans are funded
through withdrawals from the
Separate Account and may be
subject to a withdrawal charge
•Transfers between income plans
are only allowed under limited
circumstances

1 Variable income plans continue to be assessed Base Contract Charges.
Surrender or Withdrawal Value To the extent permitted by the Plan or Trust, you may terminate the Contract and redeem the value of Accumulation Units credited to the Contract. We determine the value, which may be either greater or less than the amount you have paid, as of the Valuation Date coincident with or next following our receipt of a written request for termination. Request forms are available from our Home Office and our agents. You may surrender a portion of the Accumulation Units on the same basis. You may instruct us how to allocate your partial surrender request among your investments in the Divisions or fixed investment options. If no direction is received, your surrender will be deducted proportionately from each of your investments.
A payee under Income Plan 1 (Period Certain) may elect to withdraw the present value of any unpaid income payments at any time. Upon death during the certain period of the payee under plan 2 (Single Life Income with or without Period Certain) or both payees under Plan 3 (Joint and Survivor Life Income with Period Certain), the beneficiary may elect to withdraw the present value of any unpaid payments for the certain period. We base the Withdrawal Value on the Annuity Unit value on the withdrawal date, the date we receive proof of death at our Home Office, or, if later, the date on which a method of payment is elected, with the unpaid payments discounted at the Assumed Investment Rate if received before the close of trading for the NYSE (typically 4:00 p.m. Eastern time). (See “Description of Income Plans.”) If received on or after the closing of the NYSE, we will determine the Withdrawal Value at the close of the next regular trading session of the NYSE.
Retirement Benefits You may direct us to pay retirement benefits to an Annuitant at any time while your Contract is in force. Upon your request, benefits may be paid in a lump sum or under the Income Plans described below. Your request will state the Income Plan you have elected and the amount and date of the first payment. Amounts distributed to an Annuitant may be subject to federal income tax. A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits (prior to age 59½ or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee, are paid on account of early retirement after age 55, or are paid for deductible medical expenses in excess of 7.5% of Adjusted Gross Income. (See “Federal Income Taxes.”)
We will determine the amount required to pay the Annuity or cash benefits and will redeem Accumulation Units in that amount. If an Annuitant selects an Income Plan, our current practice is to issue a certificate to the Annuitant describing his or her interest and then transfer the amount of the redeemed Accumulation Units to one of our other separate accounts, where they will be administered for the benefit of the Annuitant under the terms of the Contract. There is no assurance that amounts accumulated under the Contract will be sufficient to provide the retirement benefits under the Plan or Trust.
Income Plans
Generally  We will pay part or all of the benefits under a Contract under either a fixed or variable income plan you select, depending on applicable state law. Your Contract may guarantee the right to other Income Plans, and we may offer other Income Plans from time to time from which you may choose when deciding to start receiving Annuity Payments. The fixed plans are not described in this prospectus. Under a variable plan, the payee bears the entire investment risk, since no guarantees of investment return are made. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month. Under a variable income plan, an Annuitant must select the
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initial allocation of Annuity Units among the Divisions and may reallocate Annuity Units among the Divisions at any time while the variable income plan is in effect. The Annuitant may name and change the beneficiaries of unpaid payments for the specified period under Plan 1 (Period Certain) or the period certain under Plans 2 (Single Life with or without Period Certain) or 3 (Joint and Survivor Life Income with Period Certain). We will issue the Annuitant a Certificate describing the variable Annuity benefits and including beneficiary provisions of Annuity Contracts we issue on the date of issue of the Certificate. For a discussion of tax considerations and limitations regarding the election of Income Plans, see “Federal Income Taxes.”
Description of Income Plans The following Income Plans are available:
1. Period Certain (sometimes referred to as Installment Income for a Specified Period). An annuity payable monthly for a specified period of 5 to 30 years (guaranteed only for contracts issued before May 1, 2013).
2. Single Life Income with or without Period Certain (sometimes referred to as Single Life Income with or without Period Certain). An annuity payable monthly until the payee’s death, or until the expiration of a selected certain period, whichever is later. After the payee’s death during the certain period, if any, payments becoming due are paid to the designated contingent beneficiary. A certain period of either 10 or 20 years may be selected, or a plan with no certain period may be chosen.
3. Joint and Survivor Life Income with Period Certain (sometimes referred to as Joint and Survivor Life Income with Period Certain). An annuity payable monthly for a certain period of 10 years and thereafter during the joint lifetime of two Joint Annuitants. On the death of either Joint Annuitants, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.
An Income Plan must result in payments that meet the minimums we require for annuity Income Plans on the date you elect the plan. From time to time, we may establish Income Plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other Income Plans, with provisions and rates as we publish for those plans.
Amount of Annuity Payments We will determine the amount of the first Annuity Payment on the basis of the particular Income Plan the Annuitant selects, the Annuity Payment rate (i.e., the stream of projected annuity payments based on an actuarial projection of the length of time annuity payments will continue as well as other factors including the assumed investment rate) and, for plans involving life contingencies, the Annuitant’s adjusted age. We will calculate the amount of the first Annuity Payment on a basis that takes into account the length of time over which we expect Annuity Payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the Income Plan involves life contingencies. The first payment will be lower if the Income Plan includes a longer certain period. Variable Annuity Payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. Annuity Units represent the interest of the Income Plan in a Portfolio.
Assumed Investment Rate The payment rate tables for the Contracts are based upon an Assumed Investment Rate of 3 ½%. Payment rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law. The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actual value of the future payments as of the date when payments begin.
Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular Income Plan, the Annuity Unit for each Division would not change in value, and the amount of Annuity Payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of Annuity Payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of Annuity Payments would decrease. A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.
Charges
We will make the following current charge deductions:
1. Deductions from Purchase Payments:
Front-Load Contract
We deduct a sales load from all Purchase Payments we receive. The sales load compensates us for the costs we incur in selling the Contracts. We base the charge on the cumulative amounts we have received and the rates in the table below:
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Cumulative Purchase Payments Paid Under the Contract	Charge (as % of Purchase Payment)	Charge (as % of Amount Invested)
First $150,000	4.50%	4.50%
Next $350,000	3.00%	3.45%
Next $500,000	1.00%	2.23%
Balance over $1,000,000	0.50%	2.07%[1]
1This percentage assumes cumulative Purchase Payments paid under the Contract were $1,100,000.
Simplified-Load Contract
We charge an installation fee in the amount of $750 from the first purchase payment we receive. Alternatively, you may pay the fee separately when you submit the application for the Contract. The installation fee covers the non-recurring expenses of processing the application and issuing the Contract.
2. Annual Base Contract Charge. The Net Investment Factor (see “Net Investment Factor”) we use in determining the value of Accumulation and Annuity Units reflects a charge on each Valuation Date for mortality and expense risks we have assumed. For the front-load Contract the charge on an annual basis is 0.65% of the current value of the net assets of the Account. For the simplified-load Contract the charge on an annual basis is 1.25% of the net assets. We may increase this charge to a maximum of 1.00% for the front-load Contract and 1.50% for the simplified-load Contract. After the fifth Contract year we may amend the maximum.
The mortality risk is that Annuity Payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected. The expense risk is that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts, including other costs such as those related to marketing and distribution. We assume these risks for the duration of the Contract. In case these costs exceed the amount of the charges we collect, the costs will be paid out of our general assets. If the amount of the charge is more than sufficient to cover the mortality and expense risk, any excess may be used for any Company purpose.
The Net Investment Factor also reflects the deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the Portfolios as described under “Substitution and Change,” and the deduction of any applicable taxes. Applicable taxes could include any tax liability we have paid or reserved for resulting from the maintenance or operation of a division of the Account. We do not presently anticipate that any charge will be made for federal income taxes (see “Federal Income Taxes”), nor do we anticipate that maintenance or operation of the Separate Account will give rise to any charge for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Separate Account or to deduct any such tax liability in the computation of the Net Investment Factor for such Contracts.
3. Administration Fee. We may terminate a Contract on 60 days’ written notice after it has been in force for one year if the total Contract value (including any amounts held on a fixed basis) is less than the minimum Contract value of $25,000. In lieu of terminating the Contract, we may charge an administration fee of $150 annually on the Contract anniversary.
4. Premium Taxes. The Contracts provide for the deduction of applicable premium taxes, if any, from Purchase Payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes generally range from 0% to 3.5% of total purchase payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, we do not deduct premium taxes from Purchase Payments received under the Contracts or from Contract benefits. However, we reserve the right to deduct premium taxes in the future. The amount deducted, if any, may be more or less than the percentage charged by your state of residence.
5. Expenses for the Portfolios and Funds. The expenses borne by the Portfolios in which the assets of the Separate Account are invested are described in the attached mutual fund prospectuses.
For certain Portfolios, certain expenses may have been reimbursed or fees may have been waived during 2022 in addition to any contractual fee waiver or reimbursements. It is anticipated that any such voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements, as well as any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.20% to a maximum of 1.11%.
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Federal Income Taxes
We offer the Contracts only for use under tax-qualified plans meeting the requirements of Sections 401 and 403(a) of the Code. However, in the event Contracts should be issued pursuant to HR-10 Plans, trusts or custodial accounts which at the time of issuance are not qualified under the Code, some or all of the tax benefits described herein may be lost.
Contribution Limits
Any employer, including a self-employed person, can establish a plan under Section 401(a) or 403(a) for participating employees. As a general rule, annual contributions to a defined contribution plan made by the employer and the employee cannot exceed the lesser of $66,000 or 100% of compensation or earned income up to $330,000 (dollar amounts as indexed for 2023). The employer’s deduction for contributions is limited to 25% of eligible payroll.
Salary reduction contributions made under a cash or deferred arrangement (401(k) plan) are limited to $22,500 in 2023, indexed thereafter. This annual dollar limit applies to the aggregate of all “elective deferrals” to a Roth 401(k) plan and all tax-favored plans of the employee. Employees who are age 50 or over may also make a catch up contribution of $7,500 for 2023, indexed thereafter.
Qualified plans are subject to minimum coverage, nondiscrimination and spousal consent requirements. In addition, “top heavy” rules apply if more than 60% of the present value of the cumulative accrued benefits or the aggregate of the account balances are allocated to certain highly compensated employees. Violations of the contribution limits or other requirements may disqualify the plan and/or subject the employer to taxes and penalties.
Taxation of Contract Benefits
No tax is payable as a result of any increase in the value of a Contract until benefits from the Contract are received. Benefits received as Annuity Payments will be taxable as ordinary income when received in accordance with Section 72 of the Code. As a general rule, where an employee makes nondeductible contributions to the Plan, the payee may exclude from income that portion of each Annuity Payment which represents the ratio of the employee’s “investment in the contract” to the employee’s “expected return” as defined in Section 72, until the entire “investment in the contract” is recovered.
Benefits paid in a form other than Annuity Payments will be taxed as ordinary income when received except for that portion of the payment, if any, which represents a pro rata return of the employee’s “investment in the contract.” Benefits received as a “lump sum distribution” by individuals born before January 1, 1936 may be eligible for a separate tax averaging calculation. With certain limited exceptions, all benefits are subject to the tax-free rollover provisions of the Code. A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits (prior to age 59½ or disability) unless payments are made after the employee separates from service and payments are paid in substantially equal installments over the life or life expectancy of the employee, or are paid on account of early retirement after age 55, or unless payments are made for medical expenses in excess of 7.5% of the employee’s Adjusted Gross Income.
A loan from the Plan to an employee may be taxable as ordinary income depending on the amount and terms of the loan. Eligible rollover distributions from a section 401(a) or 403(b) plan will be subject to mandatory 20% federal income tax withholding unless the payments are rolled over directly to an “eligible retirement plan” that accepts rollovers. An “eligible retirement plan” includes a tax-qualified plan, an IRA, a tax-deferred annuity, or a governmental Section 457 plan. Exceptions apply if benefits are paid in substantially equal installments over the life or life expectancy of the employee (or of the employee and the employee’s beneficiary) or over a period of 10 years or more, are “required minimum distributions,” or are due to hardship. Other exceptions may apply. Special rules apply to distributions that include contributions made on an after-tax basis, such as Roth and after-tax contributions.
Minimum Distribution Requirements As a general rule, the Plan is required to make certain required minimum distributions to the employee during the employee’s life and to the employee’s beneficiary following the employee’s death. If a portion or all of the distribution is less than the required minimum distribution, a 25% penalty tax may be imposed on the person who should have received the payment for the shortfall amount, but is reduced to 10% if a distribution of the shortfall is made within two years and prior to the date the excise tax is assessed or imposed by the IRS.
The Plan must make the first required distribution no later than the “required beginning date” and subsequent required distributions by December 31 of that year and each year thereafter. Payments must be calculated according to the Uniform Table provided in IRS regulations, which provides divisors based on the joint life expectancy of the employee and an assumed beneficiary who is ten years younger, provided, however, that where the beneficiary is the Owner’s spouse and the spouse is more than ten years younger than the Owner, distributions may be based upon their joint life expectancy instead of the Uniform Table. The required beginning date is April 1 of the calendar year following the later of the calendar year in which the employee attains the “applicable age” or, if the employee is not a “5% owner” of the employer, the calendar year in which the employee
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retires. If the Owner attains (1) age 70½ before 2020, the applicable age is 70½; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.
If the employee dies before the required beginning date, the Plan must make distributions under one of three main rules: (1) the life expectancy rule, (2) the ten year rule, or (3) the five year rule.
(1) Life Expectancy Rule: An eligible designated beneficiary may take distributions based on the beneficiary’s life or life expectancy. An eligible designated beneficiary is the surviving spouse of the Owner, a child of the Owner who is under the age of majority )the entire balance must be distributed by December 31st of the tenth year after reaching the age of the majority), a disabled or chronically ill beneficiary, or any other person who is not more than ten years younger than the Owner. Generally, distributions must commence by December 31 of the year following the year of the employee’s death. (See below for exception for spouse beneficiary.)
(2) Ten Year Rule: A designated beneficiary who is not an eligible designated beneficiary is required to draw down the entire inherited interest within ten years of the Owner’s death. This applies whether or not the Owner had begun RMDs prior to the Owner’s death.
(3) Five Year Rule: A beneficiary who is not either an eligible designated beneficiary or a designated beneficiary, as defined by federal tax law, may elect to withdraw the entire account balance over five years, completing distribution no later than December 31 of the year containing the fifth anniversary of the Owner’s death.
A nonspouse designated beneficiary may directly roll over (i.e., trustee-to-trustee transfer) the death proceeds to an inherited IRA. The nonspouse designated beneficiary is then required to take distributions pursuant to the minimum distribution requirements discussed above.
Spousal Exceptions If the employee’s spouse, as defined under federal tax law (below), elects the life expectancy rule, distributions do not need to begin until December 31 of the year following the year of the employee’s death or, if later, by the end of the year the employee would have attained the “applicable age”. Alternatively, the spouse may roll over the Contract into an IRA owned by the spouse or to any other plan in which the spouse participates that accepts rollovers. The spouse may then defer distributions until the spouse’s own required beginning date.
If the employee dies after distributions have begun, but before the entire interest is distributed, the remaining portion of the interest must be distributed at least as rapidly as under the method of distribution permitted under IRS regulations as of the date of the employee’s death.
The rules governing plan provisions, payments and deductions and taxation of distributions from such Plans and Trusts, as set forth in the Code and the regulations relating thereto, are complex and cannot be readily summarized. Furthermore, special rules are applicable in many situations. For example, certain declared federal disaster relief or military service provisions may supplement this information. This tax discussion is intended for the promotion of Northwestern Mutual Life products. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor. You should consult qualified tax counsel before you adopt an HR-10 pension or profit-sharing plan or trust.
Taxation of Northwestern Mutual
We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Separate Account. We are currently making no charge. (See “Deductions.”)
Contracts Issued Prior to January 6, 1992
Contracts Issued Beginning May 1, 1984 and Prior to January 6, 1992 For Contracts issued beginning May 1, 1984 and prior to January 6, 1992, there is no surrender charge, but Purchase Payments paid under the Contract are subject to a deduction of 4.0% on the first $25,000 of Purchase Payments, 2.0% on the next $75,000, 1.0% on the next $100,000, 0.4% on the next $100,000, 0.2% on the next $200,000, and 0.1% on amounts in excess of $500,000, based on total cumulative Purchase Payments paid under the Contract. The charge for mortality rate and expense risks may not exceed 0.25% of the Separate Account assets held for these Contracts (unless the Contracts are amended after the fifth Contract year), and we currently are making no charge for these risks. These Contracts contain no provisions for accumulation of funds on a fixed basis. (See “Appendix A—Accumulation Unit Values.”) The annual contract fee is based on the contract cash value as follows: 0.5% on the first $100,000 of cash value, 0.4% on the next $100,000, 0.3% on the next $100,000, 0.2% on the next $200,000 and 0.1% on
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the balance above $500,000. The Company has the right to amend the Contract with regard to deductions, charges, fees, and rate guarantees effective 30 days after written notice is provided to the Owner. In compliance with section 408(b)(5) of ERISA, the Purchase Payment deduction and annual contract fee are waived for Contracts issued to plans sponsored by the Company.
Contracts Issued Beginning December 17, 1981 and Prior to May 1, 1984 For Contracts issued beginning December 17, 1981 and prior to May 1, 1984, the surrender charge is currently being waived, but Purchase Payments paid under the Contract are subject to a deduction of 3% on the first $25,000 of Purchase Payments, 2% on the next $75,000, and 1% on amounts in excess of $100,000, based on total cumulative Purchase Payments paid under the Contract. The charge for mortality and expense risks for these Contracts is 0.50%. The annual Contract fee is the lesser of $30 or 1% of the Contract Value. We currently waive the Contract fee if the Contract Value is $25,000 or more. The Company has the right to amend the Contract with regard to deductions, charges, fees, and rate guarantees effective 30 days after written notice is provided to the Owner.
Contracts Issued Prior to December 17, 1981 For Contracts issued prior to December 17, 1981 there is no surrender charge, but Purchase Payments are subject to a deduction for sales expenses. The deduction is 8% on the first $5,000 received during a single Contract year as defined in the Contract, 4% on the next $20,000, 2% on the next $75,000 and 1% on the excess over $100,000. There is no charge assessed at present for mortality and expense risks for these Contracts. There is no annual Contract fee. The Company has the right to amend the Contract with regard to deductions, charges, fees, and rate guarantees effective 30 days after written notice is provided to the Owner. In compliance with section 408(b)(5) of ERISA, the Purchase Payment deduction is waived for Contracts issued to plans sponsored by the Company.
Contract Owner Services
Substitution of Portfolio Shares and Other Changes When permitted by law and subject to any required regulatory approvals, we reserve the right to eliminate a Portfolio and to substitute another Portfolio or mutual fund for such Portfolio (or substitute a class of shares of an existing Portfolio for a different class of the same Portfolio) if the shares of the Portfolio are no longer available for investment or, in our judgment, further investment in the shares of the Portfolio is no longer appropriate. In the event we take any action to substitute another Portfolio in the future, we may make an appropriate endorsement of your Contract and take other necessary actions.
Free Look Depending upon applicable state law and the terms of the applicable employee benefit plan, you may have the right to return the Contract within the next ten days after you receive it (or whatever period is required under applicable state law), and receive your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment. In the event the state in which you live requires us to return the full amount of your purchase payment, we will do so.
Amendments and Termination After the fifth Contract year, we may amend the Contract with respect to (1) the sales load; (2) the maximum annual Annuity rate and expense guarantee charge; (3) the administration fee; (4) the transfer fee; (5) the minimum amounts for purchase payment(s) and for the Contract value; or (6) the payment rate tables which are included in the Contract. An amendment will not become effective until after we have given you at least 30 days’ written notice. An Amendment to the payment rate tables will not apply to an Income Plan that starts before the amendment becomes effective. We reserve the right to terminate a Contract if representations you have made to us are or become incorrect. You may terminate a Contract in whole or in part at any time and we will pay you the value of the Accumulation Units.
Additional Information
The Distributor  We sell the Contracts through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934, an investment adviser registered with the SEC, and is a member of the Financial Industry Regulatory Authority (FINRA) and SIPC. You may obtain information about SIPC, including the SIPC brochure, by contacting SIPC at 202-371-3800 or visiting its website at www.SIPC.org. NMIS is the principal underwriter of the Contracts, and has entered into a Distribution Agreement with us.
Under the Distribution Agreement, the Company receives all sales loads and withdrawal charges, and pays NMIS an annual fee based upon NMIS’ actual expenses for the services NMIS performs under the Distribution Agreement, including all compensation payable to its registered representatives. Commissions paid to the agents on sales of the Contracts are calculated partly as a percentage of purchase payments and partly as a percentage of Contract values for each Contract year.
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Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company. However, there are situations where the variable annuity contract will pay greater compensation than investments over certain time periods, which may offer an incentive to your registered representative to recommend a variable annuity contract instead of investments.
Because registered representatives of the Distributor are also our appointed agents, they may be eligible for various cash benefits, such as additional bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, Distributor’s registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products can qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Contracts help registered representatives and/or their managers qualify for such compensation and benefits.
Certain of the Distributor’s registered representatives may receive other payments from us for the recruitment, development, training, and supervision of Financial Representatives, production of promotional literature, and similar services. Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup sales expenses through fees and charges deducted under the Contract.The Distributor's registered representatives receive ongoing servicing compensation related to the Contracts but may be ineligible to receive ongoing servicing compensation paid by issuers of other investment products for certain smaller accounts.
Voting Rights As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from the Owners of Accumulation Units or payees receiving payments under variable Income Plans. Periodic reports relating to the Portfolios, proxy material, and a form (on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Account corresponding to the Accumulation Units credited to the Contract, or the number of shares of the Portfolio held in the Account representing the actuarial liability under the variable income plans, as the case may be) will be made available to each Owner or payee. The number of shares will increase from year to year as additional purchase payments are made by the Contract Owner; after a variable income plan is in effect, the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received, as well as shares of the fund that the insurer itself owns, in the same proportion as the shares for which instructions have been received from Contract Owners and payees. Because of this proportional voting requirement, it is possible that a small number of Contract Owners and payees could determine the outcome of a particular vote.
We may, if required by state insurance regulations, disregard voting instructions which would require shares to be voted for a change in the sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment advisory agreement for a Portfolio. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for a Portfolio, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions we will include a summary of the action and reasons therefore in the next annual report to Contract Owners.
A vote of Contract Owners, or of those who have an interest in one or more of the divisions of the Separate Account, may be required. Approval by the SEC or another regulatory authority may be required. In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.
Dividends This Contract is eligible to share in the divisible surplus, if any, of the Company, except while payments are being made under an Income Plan. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus credited to your Contract is referred to as a “dividend.” On Group Combination Annuity Contracts, dividends have arisen principally as a result of more favorable expense experience than that assumed in determining mortality rate and expense guarantee charges. However, there is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on this Contract is not guaranteed.
Any dividends allocated to your Contract will be credited on the Contract anniversary and, under the Company’s current approach, will be based on the average variable Contract value, which is defined as the value of the Accumulation units on the last Contract anniversary adjusted to reflect any transactions since that date which increased or decreased the Contract’s interest in the Separate Account. Under the terms of the Contract, dividends, if any, will be applied as a net purchase payment
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allocated to the Government Money Market Division. For the coming year, all NN Series front-load and simplified-load Contracts with an average variable Contract value of $250,000 or more will receive a dividend of 0.25% of the average variable Contract value. For the simplified-load Contracts, this factor increases to 0.75% on the portion of the average variable Contract value in excess of $500,000.
Speculative Investing Do not purchase this contract if you plan to use it, or any of its riders, for any type of speculative collective investment scheme (including, for example, arbitrage). Your Contract is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.
Abandoned Property Requirements Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the contract’s/policy’s maturity date, the date the death benefit is due and payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Please call 888-455-2232 to make such changes.
Legal Proceedings Northwestern Mutual, like other life insurance companies, generally is involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Contract, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.
The more investments and annuity products your registered representative sells in a year, the higher percent of commissions or fees your registered representative receives from NMIS for investment products such as mutual funds and the Northwestern Mutual Wealth Management Company (“NMWMC”) investment advisory accounts. The different production levels and increasing percentages tied to those production levels are known as a “grid.”
Deferment of Benefit Payments We reserve the right to defer determination and payment of the Surrender Value of the Accumulation Units, the Withdrawal Value under a variable Income Plan, or the payment of benefits under a variable Income Plan, until after the end of any period during which the right to redeem shares of a Portfolio is suspended, or payment of the redemption value is postponed pursuant to the provisions of the 1940 Act because of one or more of the following: (a) the NYSE is closed, except for routine closings on holidays or weekends; (b) the SEC has determined that trading on the NYSE is restricted; (c) the SEC permits suspension or postponement and so orders; (d) an emergency exists, as defined by the SEC, so that valuation of the assets of the Funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the 1940 Act.
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Appendix A—Portfolios Available under Your Contract
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.nmprospectus.com. You can also request this information at no cost by calling (866) 910-1232 or by sending an email request to vavldocrequest@northwesternmutual.com. In addition to the Portfolios listed below, the Contract also offers fixed options (see “Other Benefits Available Under the Contract - Fixed Options” above), subject to restrictions, which can earn interest for specified periods at declared rates.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 year
Long-term growth of capital; current income is a secondary objective	Growth Stock Portfolio[2]	Mason Street Advisors, LLC (MSA)/T. Rowe Price Associates, Inc	0.43%	-38.70%	4.86%	9.75%
Long-term growth of capital	Focused Appreciation Portfolio[2]	MSA/Loomis, Sayles & Company, L.P.	0.62%[1]	-27.83%	7.95%	12.77%
Long-term growth of capital and income	Large Cap Core Stock Portfolio[2]	MSA/Wellington Management Company LLP	0.44%[1]	-18.88%	8.95%	10.81%
Long-term growth of capital and income	Large Cap Blend Portfolio[2]	MSA/Fiduciary Management, Inc.	0.74%[1]	-13.78%	5.99%	10.06%
Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	Index 500 Stock Portfolio[2]	MSA/BlackRock Advisors, LLC	0.20%[1]	-18.28%	9.20%	12.32%
Long-term growth of capital; income is a secondary objective	Large Company Value Portfolio[2]	MSA/American Century Investment Management, Inc.	0.75%[1]	-0.34%	7.95%	10.36%
Long-term growth of capital and income	Domestic Equity Portfolio[2]	MSA/Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust	0.50%[1]	-2.99%	7.08%	10.87%
Long-term growth of capital and income	Equity Income Portfolio[2]	MSA/T. Rowe Price Associates, Inc	0.57%[1]	-3.22%	7.16%	9.81%
Long-term growth of capital	Mid Cap Growth Stock Portfolio[2]	MSA/Wellington Management Company LLP	0.53%[1]	-23.77%	5.35%	8.00%
Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Stock Price Index	Index 400 Stock Portfolio[2]	MSA/Northern Trust Investments, Inc.	0.25%[1]	-13.26%	6.44%	10.49%
Long-term growth of capital; current incomes is a secondary objective	Mid Cap Value Portfolio[2]	MSA/American Century Investment Management, Inc.	0.72%[1]	-1.15%	6.88%	11.17%
Long-term growth of capital	Small Cap Growth Stock Portfolio[2]	MSA/Wellington Management Company LLP	0.56%	-28.49%	3.55%	9.40%
Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	Index 600 Stock Portfolio[2]	MSA/Northern Trust Investments, Inc.	0.28%	-16.37%	5.51%	10.42%
Account C Prospectus

Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 year
Long-term growth of capital	Small Cap Value Portfolio[2]	MSA/T. Rowe Price Investment Management, Inc.	0.91%[1]	-18.53%	3.77%	8.30%
Long-term growth of capital	International Growth Portfolio[2]	MSA/FIAM LLC	0.62%	-23.13%	4.67%	5.90%
Capital appreciation	Research International Core Portfolio[2]	MSA/Massachusetts Financial Services Company	0.75%[1]	-17.16%	3.13%	4.96%
Long-term growth of capital and income	International Equity Portfolio[2]	MSA/Dodge & Cox	0.69%	-6.83%	-1.94%	2.13%
Capital appreciation	Emerging Markets Equity Portfolio[2]	MSA/abrdn Investments Limited	0.90%[1]	-25.28%	-1.21%	0.24%
Maximum current income to the extent consistent with liquidity and stability of capital[3]	Government Money Market Portfolio[2]	MSA/BlackRock Advisors, LLC	0.33%[1]	1.36%	1.03%	0.60%
Provide as high a level of current income as is consistent with prudent investment risk	Short-Term Bond Portfolio[2]	MSA/T. Rowe Price Associates, Inc	0.38%	-4.52%	1.03%	0.98%
Provide as high a level of total return consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	Select Bond Portfolio[2]	MSA/Allspring Global Investments, LLC	0.32%[1]	-13.33%	0.16%	1.11%
Maximum total return, consistent with preservation of capital and prudent investment management	Long-Term U.S. Government Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC	0.98%[1]	-29.53%	-2.80%	0.04%
Pursue total return using a strategy that seeks to protect against U.S. inflation	Inflation Protection Portfolio[2]	MSA/American Century Investment Management, Inc.	0.55%[1]	-12.96%	1.54%	0.79%
High current income and capital appreciation	High Yield Bond Portfolio[2]	MSA/Federated Investment Management Company	0.45%	-11.33%	2.18%	3.72%
Maximum total return, consistent with prudent investment management	Multi-Sector Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC	0.72%[1]	-15.39%	0.20%	1.91%
Realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	Balanced Portfolio[2]	MSA	0.50%[1]	-14.14%	3.41%	5.25%
Realize as high a level of total return as is consistent with reasonable investment risk	Asset Allocation Portfolio[2]	MSA	0.58%[1]	-14.83%	4.21%	6.40%
Long-term growth of capital	Fidelity® VIP Mid Cap Portfolio – Initial Class[2]	Fidelity Management & Research Company LLC (FMR)[4]	0.61%	-14.74%	5.95%	9.96%
Long-term capital appreciation	Fidelity® VIP Contrafund® Portfolio – Initial Class[2]	Fidelity Management & Research Company/FMR Co., Inc.[4]	0.60%	-26.31%	8.66%	11.43%
Account C Prospectus

Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 year
Long-term growth of capital by investing primarily in securities of companies that meet the Portfolios’s environmental, social and governance criteria	Sustainable Equity Portfolio[2]	Neuberger Berman Investment Advisers LLC	0.93%	-18.45%	7.40%	10.89%
Long-term growth of capital	U.S. Strategic Equity Fund[6]	Russell Investment Management LLC (RIM)[7]	0.96%	-20.86%	6.79%	10.79%
Long-term growth of capital	U.S. Small Cap Equity Fund[6]	RIM[7]	1.11%[1]	-15.96%	5.24%	8.85%
Current income and long- term growth of capital	Global Real Estate Securities Fund[6]	RIM[7]	0.91%	-26.77%	0.26%	3.36%
Long-term growth of capital	International Developed Markets Fund[6]	RIM[7]	1.03%[1]	-13.04%	0.96%	4.43%
Provide total return	Strategic Bond Fund[6]	RIM[7]	0.67%	-14.28%	-0.23%	0.94%
Current income and moderate long-term capital appreciation	LifePoints® Variable Target Portfolio Series Moderate Strategy Fund[6]	RIM[7]	0.83%[1]	-15.65%	0.77%	3.08%
Above-average long-term capital appreciation and a moderate level of current income	LifePoints® Variable Target Portfolio Series Balanced Strategy Fund[6]	RIM[7]	0.91%[1]	-16.35%	2.01%	4.48%
High long-term capital appreciation; and as a secondary objective, current income	LifePoints® Variable Target Portfolio Series Growth Strategy Fund[6]	RIM[7]	0.97%[1]	-17.20%	2.99%	5.57%
High long-term capital appreciation	LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund[6]	RIM[7]	0.99%[1]	-17.68%	3.00%	6.05%
Total return	Commodity Return Strategy Portfolio – Class 2[8]	Credit Suisse Asset Management, LLC	0.77%	16.34%	N/A	N/A
1
This reflects an expense reimbursement and/or fee waiver arrangement that is in place and reported in the Portfolio’s registration statement. This agreement may be terminated in the future and, therefore, the expense figures shown reflect temporary fee reductions.
2
A series of Northwestern Mutual Series Fund, Inc., for which MSA, our wholly-owned company, serves as investment adviser.
3
The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products Fund III and the Variable Insurance Products Fund II, respectively.
4
The following affiliates of Fidelity Management & Research Company also assist with foreign investments for each Portfolio: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.
5
A series of Neuberger Berman Advisers Management Trust.
6
A series of Russell Investment Funds.
7
Assets of each Portfolio are invested by one or more investment management organizations researched and recommended by Russell Investment Management LLC, the investment adviser for the Russell Investment Funds.
8
A series of Credit Suisse Trust.
Account C Prospectus

Additional Information
Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of Additional Information (“SAI”). The financial statements of the Company should only be considered with respect to the Company’s ability to meet its obligations under the Contract and not with respect to Contract Value held in the Separate Account, which is principally derived from the investment performance of the Portfolios. The SAI is available free of charge at www.nmprospectus.com. Semiannually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest. We will notify you by mail that reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest are available online. More information about the Contract and NML Variable Annuity Account C (the “Separate Account”) is included in the SAI dated May 1, 2023. The SAI is incorporated by reference in this prospectus and is available free of charge at www.nmprospectus.com.
To receive a copy of the SAI, send a written request to Northwestern Mutual, Risk Products Department, Room T10, 720 East Wisconsin Avenue, Milwaukee, WI 53202. You can also request a copy of the SAI by calling us at (866) 910-1232 free of charge.
Information about the Separate Account (including the SAI) is available on the SEC’s internet site at www.sec.gov, or may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Edgar Contract Identifier: C000000097
Account C Prospectus

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2023
GROUP COMBINATION ANNUITY
A group combination Annuity Contract (the “Contract”) to provide retirement annuity benefits for self-employed persons and their eligible employees. Although the Contract is no longer offered for sale to retirement plans of self-employed persons, subsequent Purchase Payments may continue to be made under in-force Contracts.
Issued by The Northwestern Mutual Life Insurance Company
and
NML Variable Annuity Account C

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Contract identified above and dated the same date as this SAI. A copy of the prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, Risk Products Department, Room T22, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 1-888-455-2232, or visiting the website www.northwesternmutual.com.

GENERAL INFORMATION
The Account was originally named NML Separate Account C but was renamed NML Variable Annuity Account C on November 23, 1983. The Account is used for the Contracts and for other variable annuity contracts issued by the Company.
DISTRIBUTION OF THE CONTRACTS
Although the Contract is no longer offered for sale to retirement plans of self-employed persons, subsequent Purchase Payments may continue to be made under in-force Contracts, either directly to the Company or through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
NMIS is the principal underwriter of the Contracts for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of the Contracts, including commissions on sales of variable annuity contracts to corporate pension plans, during each of the last three years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers.
Year	Amount
2022	$15,938
2021	$18,785
2020	$19,500
NMIS also provides certain services related to the administration of certain income plans under the Policies. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services under an administrative services contract with us.
DETERMINATION OF ANNUITY PAYMENTS
The following discussion of the method for determining the amount of monthly annuity payments under a variable income plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: “Variable Income Plans,” including “Description of Variable Income Plans,” “Amount of Annuity Payments,” and “Assumed Investment Rate”; “Dividends”; “Net Investment Factor”; and “Deductions.”
Amount of Annuity Payments The amount of the first annuity payment will be determined on the basis of the particular Income Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age. The amount of the first payment is the sum of the payments from each Division. The payments from each Division are determined by multiplying the applicable monthly variable annuity payment rate by the benefits allocated to the Division under the variable Income Plan. (See “Illustrations of Variable Annuity Payments”.) Payment rate tables are set forth in the Contracts. Annuity payment rates currently in use by Northwestern Mutual are based on the 1983 Table A Mortality Table with Projection Scale G and an age adjustment.
Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant.
The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Income Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.
The amount of each variable annuity payment after the first is the sum of payments from each Division. The payments from each Division are determined by multiplying the number of Annuity Units credited to the Annuitant in the Division by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.
Annuity Unit Value The value of an Annuity Unit for each Division was arbitrarily established as of the date on which the operations of the Division began. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the annuity rate and expense guarantee charge.
The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to reflect the Assumed Investment Rate used in calculating the mortality rate tables.
If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.
Illustrations of Variable Annuity Payments To illustrate the manner in which variable annuity payments are determined consider this example. Item (2) in the example shows the applicable monthly payment rate for an annuitant, adjusted age 65, who has elected a life annuity Income Plan with a certain period of 10 years with an Assumed Investment Rate of 3 1/2% (Plan 2, as described in the prospectus).
(1)	Value of Annuitant's retirement benefit allocated to Balanced	$50,000
(2)	Assumed applicable monthly payment rate per $1,000 from annuity rate table	$5.00
(3)	Amount of first payment from Balanced Division (1) x (2) divided by $1,000.	$250.00
(4)	Assumed Value of Annuity Unit in Balanced Division on effective date of income plan.	$1.500000
(5)	Number of Annuity Units credited in Balanced Division, (3) divided by (4)	166.67
The $50,000 value on the effective date of the income plan provides a first payment from the Balanced Division of $250.00, and payments thereafter of the varying dollar value of 166.67 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 166.67 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be 166.67 multiplied by $1.501000, or $250.17.
However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month (see “Net Investment Factor”) was less than the Assumed Investment Rate of 3 1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 166.67 X $1.499000, or $249.84.
For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.
TRANSFERABILITY RESTRICTIONS
Ownership of a Contract may be transferred subject to the terms of the Plan or Trust. The transferee, or its fiduciary representative, must acknowledge in writing that the new Owner is a tax-qualified pension or profit-sharing plan. Written proof of transfer satisfactory to Northwestern Mutual must be received at the Home Office of Northwestern Mutual. The transfer will take effect on the date the proof of the transfer is signed. Ownership of a Contract may not be assigned without the consent of Northwestern Mutual. Northwestern Mutual will not be responsible for the validity or effect of the assignment or for any payment or other action taken by Northwestern Mutual before Northwestern Mutual consents to the assignment.
EXPERTS
The statutory financial statements of The Northwestern Mutual Life Insurance Company as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022, and the financial statements of NML Variable Annuity Account C as of December 31, 2022 and for the periods indicated, included in this

Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 833 East Michigan Street, Suite 1200, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2022

Northwestern Mutual Variable Annuity Account C

Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Northwestern Mutual Life Insurance Company and the Contract Owners of NML Variable Annuity Account C

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of NML Variable Annuity Account C indicated in the table below as of December 31, 2022, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of NML Variable Annuity Account C as of December 31, 2022, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Growth Stock Division (1)	Mid Cap Value Division (1)	Select Bond Division (1)	U.S. Strategic Equity Division (1)
Focused Appreciation	Small Cap Growth	Long-Term U.S.	U.S. Small Cap Equity
Division (1)	Stock Division (1)	Government Bond	Division (1)
Division (1)
Large Cap Core Stock	Index 600 Stock	Inflation Protection	International
Division (1)	Division (1)	Division (1)	Developed Markets
Division (1)
Large Cap Blend	Small Cap Value	High Yield Bond	Strategic Bond Division
Division (1)	Division (1)	Division (1)	(1)
Index 500 Stock	International Growth	Multi-Sector Bond	Global Real Estate
Division (1)	Division (1)	Division (1)	Securities Division (1)
Large Company Value	Research International	Balanced Division (1)	LifePoints Moderate
Division (1)	Core Division (1)		Strategy Division (1)
Domestic Equity	International Equity	Asset Allocation	LifePoints Balanced
Division (1)	Division (1)	Division (1)	Strategy Division (1)
Equity Income Division (1)	Emerging Markets	Fidelity VIP Mid Cap	LifePoints Growth
	Equity Division (1)	Division (1)	Strategy Division (1)
Mid Cap Growth Stock	Government Money	Fidelity VIP	LifePoints Equity
Division (1)	Market Division (1)	Contrafund Division (1)	Growth Strategy
Division (1)
Index 400 Stock	Short-Term Bond	AMT Sustainable	Credit Suisse Trust
Division (1)	Division (1)	Equity Division (1)	Commodity Return
Strategy Division (1)
(1) Statement of operations for the year ended December 31, 2022 and statement of changes in net assets for the years ended December 31, 2022 and 2021

Basis for Opinions

These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of NML Variable Annuity Account C based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of NML Variable Annuity Account C in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the custodians and the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

April 26, 2023

We have served as the auditor of one or more of the divisions of NML Variable Annuity Account C since 1971.

Northwestern Mutual Variable Annuity Account C

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT C

December 31, 2022 (in thousands, except accumulation unit values)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division
Assets:

Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$717	$3,067	$608	$569	$13,052
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-
Total Assets	717	3,067	608	569	13,052

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-

Total Net Assets	717	$3,067	$608	$569	$13,052

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$129	$-	$-	$-	$737
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	23	77	-	-	8
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	90	300	166	-	2,210
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	475	2,690	442	569	9,948
Annuity Reserves	-	-	-	-	149

Total Net Assets	$717	$3,067	$608	$569	$13,052

(1) Investments, at cost	$1,066	$3,371	$667	$597	$11,053
Mutual Fund Shares Held	351	1,126	421	527	2,046
(2) Accumulation Unit Value	$93.238655	$78.340181	$81.491845	$23.885115	$220.942531
Units Outstanding	1	-	-	-	3
(3) Accumulation Unit Value	$7.738745	$6.893911	$6.763771	$2.157053	$13.321150
Units Outstanding	3	11	-	-	1
(4) Accumulation Unit Value	$6.517806	$6.127912	$5.696639	$1.963739	$14.495240
Units Outstanding	14	49	29	-	152
(5) Accumulation Unit Value	$2.560293	$7.312168	$2.814643	$2.260679	$3.643517
Units Outstanding	186	368	157	252	2,730

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT C

December 31, 2022 (in thousands, except accumulation unit values)

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$625	$2,297	$2,390	$1,090	$3,411
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-
Total Assets	625	2,297	2,390	1,090	3,411

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-
Total Net Assets	$625	$2,297	$2,390	$1,090	$3,411

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$-	$-	$-	$-	$-
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	-	83	10	5	7
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	27	-	97	689	571
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	588	2,181	2,283	396	2,778
Annuity Reserves	10	33	-	-	55

Total Net Assets	$625	$2,297	$2,390	$1,090	$3,411

(1) Investments, at cost	$663	$2,342	$2,336	$1,353	$3,509
Mutual Fund Shares Held	677	1,407	1,414	402	1,731
(2) Accumulation Unit Value	$25.046912	$42.219400	$49.822897	$162.785136	$81.117713
Units Outstanding	-	-	-	-	-
(3) Accumulation Unit Value	$2.261956	$3.673231	$4.384498	$8.776815	$6.954739
Units Outstanding	-	22	2	1	1
(4) Accumulation Unit Value	$2.059162	$3.230972	$3.897129	$11.567624	$6.035376
Units Outstanding	13	-	25	60	95
(5) Accumulation Unit Value	$2.370702	$3.916578	$4.650331	$2.274906	$6.052460
Units Outstanding	248	557	491	174	459

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT C

December 31, 2022 (in thousands, except accumulation unit values)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$1,428	$991	$1,988	$1,177	$2,166
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-
Total Assets	1,428	991	1,988	1,177	2,166

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-
Total Net Assets	$1,428	$991	$1,988	$1,177	$2,166

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$-	$-	$-	$-	$-
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	42	15	9	16	-
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	124	144	96	27	138
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	1,256	824	1,870	1,129	2,010
Annuity Reserves	6	8	13	5	18

Total Net Assets	$1,428	$991	$1,988	$1,177	$2,166

(1) Investments, at cost	$1,437	$1,375	$2,062	$1,396	$2,307
Mutual Fund Shares Held	870	523	1,430	650	1,332
(2) Accumulation Unit Value	$61.046817	$77.536313	$32.084276	$57.377496	$30.392880
Units Outstanding	-	-	-	-	-
(3) Accumulation Unit Value	$5.372023	$6.647572	$2.897553	$4.992063	$2.644131
Units Outstanding	8	2	3	3	-
(4) Accumulation Unit Value	$4.775155	$5.768661	$2.637754	$4.390979	$2.325847
Units Outstanding	26	25	36	6	60
(5) Accumulation Unit Value	$5.697952	$3.182585	$3.036819	$5.322620	$2.819373
Units Outstanding	220	259	616	212	713

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT C

December 31, 2022 (in thousands, except accumulation unit values)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Government Money Market Division	Short-Term Bond Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$1,987	$4,134	$3,186	$933	$1,196
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-
Total Assets	1,987	4,134	3,186	933	1,196

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-
Total Net Assets	$1,987	$4,134	$3,186	$933	$1,196

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$-	$-	$-	$-	$-
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	-	48	-	149	-
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	-	547	141	65	189
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	1,946	3,494	3,003	713	1,005
Annuity Reserves	41	45	42	6	2

Total Net Assets	$1,987	$4,134	$3,186	$933	$1,196

(1) Investments, at cost	$2,047	$4,733	$3,705	$933	$1,268
Mutual Fund Shares Held	2,019	2,949	3,564	933	1,208
(2) Accumulation Unit Value	$14.933069	$5.525225	$11.640958	$44.076838	$13.311816
Units Outstanding	-	-	-	-	-
(3) Accumulation Unit Value	$1.348529	$4.556126	$1.051245	$1.706005	$1.201936
Units Outstanding	-	11	-	87	-
(4) Accumulation Unit Value	$1.227614	$3.814274	$0.957001	$2.751015	$1.094508
Units Outstanding	-	144	148	24	173
(5) Accumulation Unit Value	$1.413453	$2.016624	$1.101801	$1.302115	$1.260105
Units Outstanding	1,377	1,732	2,726	548	798

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT C

December 31, 2022 (in thousands, except accumulation unit values)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$5,601	$363	$1,253	$1,809	$3,328
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-
Total Assets	5,601	363	1,253	1,809	3,328

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-
Total Net Assets	$5,601	$363	$1,253	$1,809	$3,328

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$-	$-	$-	$-	$-
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	3	-	-	4	-
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	156	-	156	70	-
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	5,285	363	1,094	1,721	3,299
Annuity Reserves	157	-	3	14	29

Total Net Assets	$5,601	$363	$1,253	$1,809	$3,328

(1) Investments, at cost	$6,643	$515	$1,361	$2,073	$3,982
Mutual Fund Shares Held	5,245	558	1,195	2,885	3,653
(2) Accumulation Unit Value	$228.662825	$17.947739	$15.909250	$59.175445	$18.966369
Units Outstanding	-	-	-	-	-
(3) Accumulation Unit Value	$3.450536	$1.620907	$1.436805	$4.911863	$1.712854
Units Outstanding	1	-	-	1	-
(4) Accumulation Unit Value	$13.493913	$1.475610	$1.308004	$4.136969	$1.559372
Units Outstanding	12	-	119	17	-
(5) Accumulation Unit Value	$2.307053	$1.698809	$1.505890	$3.392006	$1.795218
Units Outstanding	2,291	214	727	507	1,838

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT C

December 31, 2022 (in thousands, except accumulation unit values)

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	AMT Sustainable Equity Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$4,624	$412	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	2,254	3,510	-
Neuberger Berman Advisers Management Trust	-	-	-	-	881
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-
Total Assets	4,624	412	2,254	3,510	881

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-
Total Net Assets	$4,624	$412	$2,254	$3,510	$881

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$868	$-	$-	$-	$-
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	57	11	54	-	-
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	851	-	111	133	-
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	2,784	397	2,089	3,320	878
Annuity Reserves	64	4	-	57	3

Total Net Assets	$4,624	$412	$2,254	$3,510	$881

(1) Investments, at cost	$5,553	$494	$2,375	$3,537	$863
Mutual Fund Shares Held	3,825	406	69	93	33
(2) Accumulation Unit Value	$256.387829	$31.043666	$75.449401	$33.189569	$30.111716
Units Outstanding	3	-	-	-	-
(3) Accumulation Unit Value	$5.887694	$2.700812	$6.639465	$2.997345	$2.719470
Units Outstanding	10	4	8	-	-
(4) Accumulation Unit Value	$15.211922	$2.375731	$5.901591	$2.728684	$2.475672
Units Outstanding	56	-	19	49	-
(5) Accumulation Unit Value	$2.466510	$2.879844	$7.042196	$3.141458	$2.850099
Units Outstanding	1,129	138	297	1,057	308

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT C

December 31, 2022 (in thousands, except accumulation unit values)

	U.S. Strategic Equity Division	U.S. Small Cap Equity Division	International Developed Markets Division	Strategic Bond Division	Global Real Estate Securities Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	395	235	778	1,807	2,543
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-
Total Assets	395	235	778	1,807	2,543

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	91
Total Liabilities	-	-	-	-	91
Total Net Assets	$395	$235	$778	$1,807	$2,452

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$-	$-	$-	$-	$-
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	-	-	7	-	22
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	-	56	-	-	324
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	395	179	771	1,804	2,094
Annuity Reserves	-	-	-	3	12

Total Net Assets	$395	$235	$778	$1,807	$2,452

(1) Investments, at cost	$410	$274	$872	$2,140	$2,994
Mutual Fund Shares Held	25	19	74	207	206
(2) Accumulation Unit Value	$33.915304	$44.554659	$23.567997	$24.607660	$52.232355
Units Outstanding	-	-	-	-	-
(3) Accumulation Unit Value	$2.907740	$3.819915	$2.020571	$2.109816	$4.478133
Units Outstanding	-	-	3	-	5
(4) Accumulation Unit Value	$2.523328	$3.314895	$1.753479	$1.830967	$3.886061
Units Outstanding	-	17	-	-	83
(5) Accumulation Unit Value	$3.046092	$3.590090	$1.822675	$2.212282	$4.652506
Units Outstanding	130	50	423	815	450

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT C

December 31, 2022 (in thousands, except accumulation unit values)

	LifePoints Moderate Strategy Division	LifePoints Balanced Strategy Division	LifePoints Growth Strategy Division	LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	885	1,447	1,502	752	-
Credit Suisse Trust	-	-	-	-	1,647
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-
Total Assets	885	1,447	1,502	752	1,647

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-
Total Net Assets	$885	$1,447	$1,502	$752	$1,647

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$-	$-	$-	$-	$-
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	-	-	-	-	-
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	319	692	832	752	99
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	566	755	670	-	1,531
Annuity Reserves	-	-	-	-	17

Total Net Assets	$885	$1,447	$1,502	$752	$1,647

(1) Investments, at cost	$1,032	$1,685	$1,718	$831	$1,511
Mutual Fund Shares Held	105	177	184	98	67
(2) Accumulation Unit Value	$17.208370	$18.279960	$18.571091	$17.639237	$6.964941
Units Outstanding	-	-	-	-	-
(3) Accumulation Unit Value	$1.554109	$1.650872	$1.677115	$1.592957	$6.455767
Units Outstanding	-	-	-	-	-
(4) Accumulation Unit Value	$1.414783	$1.502842	$1.526760	$1.450150	$6.019683
Units Outstanding	226	461	545	519	16
(5) Accumulation Unit Value	$1.628787	$1.730220	$1.757763	$1.669590	$6.685526
Units Outstanding	348	436	382	-	229

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT C

For the Year Ended December 31, 2022 (in thousands)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division
Income:
Dividend income	$-	$-	$6	$3	$169
Expenses:
Mortality and expense risk charges	3	15	4	2	65
Net investment income (loss)	(3)	(15)	2	1	104
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(4)	26	3	2	264
Realized gain distribution	136	399	113	45	430
Realized gains (losses)	132	425	116	47	694
Change in unrealized appreciation/(depreciation) of investments during the period	(535)	(1,561)	(255)	(133)	(3,654)
Net increase (decrease) in net assets resulting from operations	$(406)	$(1,151)	$(137)	$(85)	$(2,856)

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division
Income:
Dividend income	$19	$38	$49	$2	$37
Expenses:
Mortality and expense risk charges	3	8	9	11	17
Net investment income (loss)	16	30	40	(9)	20
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	7	53	24	26	34
Realized gain distribution	110	248	268	105	354
Realized gains (losses)	117	301	292	131	388
Change in unrealized appreciation/(depreciation) of investments during the period	(137)	(406)	(423)	(496)	(933)
Net increase (decrease) in net assets resulting from operations	$(4)	$(75)	$(91)	$(374)	$(525)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division
Income:
Dividend income	$26	$-	$21	$3	$12
Expenses:
Mortality and expense risk charges	6	5	8	5	8
Net investment income (loss)	20	(5)	13	(2)	4
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	18	4	12	3	35
Realized gain distribution	203	181	179	161	224
Realized gains (losses)	221	185	191	164	259
Change in unrealized appreciation/(depreciation) of investments during the period	(256)	(528)	(577)	(423)	(843)
Net increase (decrease) in net assets resulting from operations	$(15)	$(348)	$(373)	$(261)	$(580)

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT C

For the Year Ended December 31, 2022 (in thousands)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Government Money Market Division	Short-Term Bond Division
Income:
Dividend income	$41	$97	$39	$13	$17
Expenses:
Mortality and expense risk charges	6	19	12	4	6
Net investment income (loss)	35	78	27	9	11
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	25	(55)	13	-	(5)
Realized gain distribution	99	109	246	-	3
Realized gains (losses)	124	54	259	-	(2)
Change in unrealized appreciation/(depreciation) of investments during the period	(518)	(432)	(1,188)	-	(74)
Net increase (decrease) in net assets resulting from operations	$(359)	$(300)	$(902)	$9	$(65)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division
Income:
Dividend income	$98	$7	$44	$100	$138
Expenses:
Mortality and expense risk charges	22	2	6	7	12
Net investment income (loss)	76	5	38	93	126
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(77)	(117)	18	(12)	(21)
Realized gain distribution	8	-	30	-	1
Realized gains (losses)	(69)	(117)	48	(12)	(20)
Change in unrealized appreciation/(depreciation) of investments during the period	(907)	(53)	(280)	(315)	(708)
Net increase (decrease) in net assets resulting from operations	$(900)	$(165)	$(194)	$(234)	$(602)

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	AMT Sustainable Equity Division
Income:
Dividend income	$194	$12	$11	$19	$4
Expenses:
Mortality and expense risk charges	22	1	9	14	3
Net investment income (loss)	172	11	2	5	1
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(75)	2	(8)	33	12
Realized gain distribution	332	30	154	182	87
Realized gains (losses)	257	32	146	215	99
Change in unrealized appreciation/(depreciation) of investments during the period	(1,262)	(116)	(568)	(1,427)	(291)
Net increase (decrease) in net assets resulting from operations	$(833)	$(73)	$(420)	$(1,207)	$(191)

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT C

For the Year Ended December 31, 2022 (in thousands)

	U.S. Strategic Equity Division	U.S. Small Cap Equity Division	International Developed Markets Division	Strategic Bond Division
Income:
Dividend income	$2	$-	$-	$46
Expenses:
Mortality and expense risk charges	1	1	3	7
Net investment income (loss)	1	(1)	(3)	39
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	10	1	1	(15)
Realized gain distribution	31	5	15	1
Realized gains (losses)	41	6	16	(14)
Change in unrealized appreciation/(depreciation) of investments during the period	(138)	(48)	(123)	(326)
Net increase (decrease) in net assets resulting from operations	$(96)	$(43)	$(110)	$(301)

	Global Real Estate Securities Division	LifePoints Moderate Strategy Division	LifePoints Balanced Strategy Division	LifePoints Growth Strategy Division
Income:
Dividend income	$34	$17	$26	$21
Expenses:
Mortality and expense risk charges	13	6	11	13
Net investment income (loss)	21	11	15	8
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(2)	-	1	4
Realized gain distribution	23	24	42	69
Realized gains (losses)	21	24	43	73
Change in unrealized appreciation/(depreciation) of investments during the period	(908)	(206)	(306)	(392)
Net increase (decrease) in net assets resulting from operations	$(866)	$(171)	$(248)	$(311)

	LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division
Income:
Dividend income	$10	$301
Expenses:
Mortality and expense risk charges	10	7
Net investment income (loss)	-	294
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	2	87
Realized gain distribution	37	-
Realized gains (losses)	39	87
Change in unrealized appreciation/(depreciation) of investments during the period	(200)	(62)
Net increase (decrease) in net assets resulting from operations	$(161)	$319

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT C

(in thousands)

	Growth Stock Division		Focused Appreciation Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$(3)	$(4)	$(15)	$(11)
Net realized gains (losses)	132	74	425	612
Net change in unrealized appreciation/(depreciation)	(535)	72	(1,561)	60
Net increase (decrease) in net assets resulting from operations	(406)	142	(1,151)	661

Contract Transactions:
Contract owners’ net payments	48	65	60	120
Annuity payments	-	-	-	-
Surrenders and other (net)	(25)	(79)	(46)	(279)
Transfers from other divisions or sponsor	667	692	3,779	3,897
Transfers to other divisions or sponsor	(581)	(686)	(3,651)	(4,052)
Net increase (decrease) in net assets resulting from contract transactions	109	(8)	142	(314)

Net increase (decrease) in net assets	(297)	134	(1,009)	347

Net Assets:
Beginning of period	1,014	880	4,076	3,729
End of period	$717	$1,014	$3,067	$4,076

Units issued during the period	241	191	488	421
Units redeemed during the period	(200)	(192)	(469)	(436)
Net units issued (redeemed) during period	41	(1)	19	(15)

	Large Cap Core Stock Division		Large Cap Blend Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$2	$1	$1	$2
Net realized gains (losses)	116	75	47	40
Net change in unrealized appreciation/(depreciation)	(255)	66	(133)	52
Net increase (decrease) in net assets resulting from operations	(137)	142	(85)	94

Contract Transactions:
Contract owners’ net payments	46	62	73	9
Annuity payments	-	-	-	-
Surrenders and other (net)	(17)	(137)	(5)	(13)
Transfers from other divisions or sponsor	540	588	2,207	2,353
Transfers to other divisions or sponsor	(535)	(605)	(2,225)	(2,358)
Net increase (decrease) in net assets resulting from contract transactions	34	(92)	50	(9)

Net increase (decrease) in net assets	(103)	50	(35)	85

Net Assets:
Beginning of period	711	661	604	519
End of period	$608	$711	$569	$604

Units issued during the period	197	206	987	977
Units redeemed during the period	(186)	(226)	(965)	(976)
Net units issued (redeemed) during period	11	(20)	22	1

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT C

(in thousands)

	Index 500 Stock Division		Large Company Value Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$104	$102	$16	$5
Net realized gains (losses)	694	948	117	16
Net change in unrealized appreciation/(depreciation)	(3,654)	2,218	(137)	87
Net increase (decrease) in net assets resulting from operations	(2,856)	3,268	(4)	108

Contract Transactions:
Contract owners’ net payments	830	1,096	41	30
Annuity payments	(16)	(13)	(1)	(1)
Surrenders and other (net)	(382)	(768)	(36)	(41)
Transfers from other divisions or sponsor	14,269	13,076	617	693
Transfers to other divisions or sponsor	(13,826)	(13,105)	(610)	(682)
Net increase (decrease) in net assets resulting from contract transactions	875	286	11	(1)

Net increase (decrease) in net assets	(1,981)	3,554	7	107

Net Assets:
Beginning of period	15,033	11,479	618	511
End of period	$13,052	$15,033	$625	$618

Units issued during the period	3,674	3,605	283	328
Units redeemed during the period	(3,462)	(3,426)	(278)	(327)
Net units issued (redeemed) during period	212	179	5	1

	Domestic Equity Division		Equity Income Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$30	$32	$40	$41
Net realized gains (losses)	301	85	292	25
Net change in unrealized appreciation/(depreciation)	(406)	312	(423)	478
Net increase (decrease) in net assets resulting from operations	(75)	429	(91)	544

Contract Transactions:
Contract owners’ net payments	165	273	19	34
Annuity payments	(2)	-	-	-
Surrenders and other (net)	(81)	(138)	(85)	(110)
Transfers from other divisions or sponsor	5,133	4,930	2,447	2,578
Transfers to other divisions or sponsor	(5,289)	(4,950)	(2,500)	(2,663)
Net increase (decrease) in net assets resulting from contract transactions	(74)	115	(119)	(161)

Net increase (decrease) in net assets	(149)	544	(210)	383

Net Assets:
Beginning of period	2,446	1,902	2,600	2,217
End of period	$2,297	$2,446	$2,390	$2,600

Units issued during the period	1,362	1,399	533	581
Units redeemed during the period	(1,388)	(1,369)	(558)	(615)
Net units issued (redeemed) during period	(26)	30	(25)	(34)

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT C

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$(9)	$(13)	$20	$17
Net realized gains (losses)	131	244	388	276
Net change in unrealized appreciation/(depreciation)	(496)	(97)	(933)	476
Net increase (decrease) in net assets resulting from operations	(374)	134	(525)	769

Contract Transactions:
Contract owners’ net payments	33	88	213	348
Annuity payments	-	-	(6)	(4)
Surrenders and other (net)	(107)	(124)	(52)	(341)
Transfers from other divisions or sponsor	904	817	5,039	5,319
Transfers to other divisions or sponsor	(990)	(777)	(5,079)	(5,473)
Net increase (decrease) in net assets resulting from contract transactions	(160)	4	115	(151)

Net increase (decrease) in net assets	(534)	138	(410)	618

Net Assets:
Beginning of period	1,624	1,486	3,821	3,203
End of period	$1,090	$1,624	$3,411	$3,821

Units issued during the period	325	301	839	887
Units redeemed during the period	(329)	(292)	(823)	(899)
Net units issued (redeemed) during period	(4)	9	16	(12)

	Mid Cap Value Division		Small Cap Growth Stock Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$20	$10	$(5)	$(6)
Net realized gains (losses)	221	26	185	208
Net change in unrealized appreciation/(depreciation)	(256)	224	(528)	(156)
Net increase (decrease) in net assets resulting from operations	(15)	260	(348)	46

Contract Transactions:
Contract owners’ net payments	153	131	41	142
Annuity payments	-	-	(1)	(1)
Surrenders and other (net)	(32)	(163)	(12)	(207)
Transfers from other divisions or sponsor	1,997	1,920	1,062	1,054
Transfers to other divisions or sponsor	(2,033)	(1,990)	(953)	(1,058)
Net increase (decrease) in net assets resulting from contract transactions	85	(102)	137	(70)

Net increase (decrease) in net assets	70	158	(211)	(24)

Net Assets:
Beginning of period	1,358	1,200	1,202	1,226
End of period	$1,428	$1,358	$991	$1,202

Units issued during the period	384	380	320	264
Units redeemed during the period	(367)	(391)	(278)	(264)
Net units issued (redeemed) during period	17	(11)	42	-

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT C

(in thousands)

	Index 600 Stock Division		Small Cap Value Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$13	$8	$(2)	$-
Net realized gains (losses)	191	205	164	93
Net change in unrealized appreciation/(depreciation)	(577)	267	(423)	168
Net increase (decrease) in net assets resulting from operations	(373)	480	(261)	261

Contract Transactions:
Contract owners’ net payments	131	94	86	91
Annuity payments	(1)	(1)	-	-
Surrenders and other (net)	(14)	(159)	(20)	(87)
Transfers from other divisions or sponsor	2,956	3,342	2,656	2,800
Transfers to other divisions or sponsor	(2,846)	(3,517)	(2,624)	(2,910)
Net increase (decrease) in net assets resulting from contract transactions	226	(241)	98	(106)

Net increase (decrease) in net assets	(147)	239	(163)	155

Net Assets:
Beginning of period	2,135	1,896	1,340	1,185
End of period	$1,988	2,135	$1,177	$1,340

Units issued during the period	959	1,015	485	470
Units redeemed during the period	(890)	(1,069)	(470)	(484)
Net units issued (redeemed) during period	69	(54)	15	(14)

	International Growth Division		Research International Core Division
	Year Ended December 31, 2022	Year Ended 43,465 2,021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$4	$3	$35	$16
Net realized gains (losses)	259	194	124	74
Net change in unrealized appreciation/(depreciation)	(843)	128	(518)	119
Net increase (decrease) in net assets resulting from operations	(580)	325	(359)	209

Contract Transactions:
Contract owners’ net payments	195	252	179	271
Annuity payments	(1)	-	(3)	(1)
Surrenders and other (net)	(22)	(265)	(42)	(132)
Transfers from other divisions or sponsor	3,800	$3,885	3,429	3,028
Transfers to other divisions or sponsor	(3,709)	(3,784)	(3,351)	(3,008)
Net increase (decrease) in net assets resulting from contract transactions	263	88	212	158

Net increase (decrease) in net assets	(317)	413	(147)	367

Net Assets:
Beginning of period	2,483	2,070	2,134	1,767
End of period	$2,166	2,483	$1,987	$2,134

Units issued during the period	1,383	1,196	2,492	2,001
Units redeemed during the period	(1,292)	(1,140)	(2,350)	(1,904)
Net units issued (redeemed) during period	91	56	142	97

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT C

(in thousands)

	International Equity Division		Emerging Markets Equity Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$78	$78	$27	$4
Net realized gains (losses)	54	(69)	259	162
Net change in unrealized appreciation/(depreciation)	(432)	163	(1,188)	(343)
Net increase (decrease) in net assets resulting from operations	(300)	172	(902)	(177)

Contract Transactions:
Contract owners’ net payments	272	296	202	292
Annuity payments	(6)	(5)	(4)	(4)
Surrenders and other (net)	(93)	(303)	(32)	(224)
Transfers from other divisions or sponsor	6,816	6,430	5,722	5,521
Transfers to other divisions or sponsor	(6,736)	(6,325)	(5,131)	(5,354)
Net increase (decrease) in net assets resulting from contract transactions	253	93	757	231

Net increase (decrease) in net assets	(47)	265	(145)	54

Net Assets:
Beginning of period	4,181	3,916	3,331	3,277
End of period	$4,134	$4,181	$3,186	$3,331

Units issued during the period	3,428	3,106	5,024	3,693
Units redeemed during the period	(3,314)	(3,046)	(4,398)	(3,546)
Net units issued (redeemed) during period	114	60	626	147

	Government Money Market Division		Short-Term Bond Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$9	$(6)	$11	$17
Net realized gains (losses)	-	-	(2)	6
Net change in unrealized appreciation/(depreciation)	-	-	(74)	(31)
Net increase (decrease) in net assets resulting from operations	9	(6)	(65)	(8)

Contract Transactions:
Contract owners’ net payments	687	417	108	62
Annuity payments	-	-	-	-
Surrenders and other (net)	(181)	(1,028)	(94)	(138)
Transfers from other divisions or sponsor	858	700	2,382	2,465
Transfers to other divisions or sponsor	(1,457)	(1,485)	(2,468)	(2,307)
Net increase (decrease) in net assets resulting from contract transactions	(93)	(1,396)	(72)	82

Net increase (decrease) in net assets	(84)	(1,402)	(137)	74

Net Assets:
Beginning of period	1,017	2,419	1,333	1,259
End of period	$933	$1,017	$1,196	$1,333

Units issued during the period	1,183	935	1,951	1,945
Units redeemed during the period	(1,236)	(1,406)	(2,006)	(1,840)
Net units issued (redeemed) during period	(53)	(471)	(55)	105

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT C

(in thousands)

	Select Bond Division		Long-Term U.S. Government Bond Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$76	$114	$5	$2
Net realized gains (losses)	(69)	337	(117)	82
Net change in unrealized appreciation/(depreciation)	(907)	(575)	(53)	(114)
Net increase (decrease) in net assets resulting from operations	(900)	(124)	(165)	(30)

Contract Transactions:
Contract owners’ net payments	319	346	10	16
Annuity payments	(21)	(21)	-	-
Surrenders and other (net)	(140)	(573)	(124)	(15)
Transfers from other divisions or sponsor	10,138	10,956	951	1,008
Transfers to other divisions or sponsor	(10,400)	(10,489)	(815)	(978)
Net increase (decrease) in net assets resulting from contract transactions	(104)	219	22	31

Net increase (decrease) in net assets	(1,004)	95	(143)	1

Net Assets:
Beginning of period	6,605	6,510	506	505
End of period	$5,601	$6,605	$363	$506

Units issued during the period	4,238	4,205	497	433
Units redeemed during the period	(4,281)	(4,046)	(492)	(422)
Net units issued (redeemed) during period	(43)	159	5	11

	Inflation Protection Division		High Yield Bond Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$38	$8	$93	$93
Net realized gains (losses)	48	34	(12)	10
Net change in unrealized appreciation/(depreciation)	(280)	46	(315)	(14)
Net increase (decrease) in net assets resulting from operations	(194)	88	(234)	89

Contract Transactions:
Contract owners’ net payments	92	73	139	190
Annuity payments	-	-	(2)	(2)
Surrenders and other (net)	(108)	(250)	(39)	(204)
Transfers from other divisions or sponsor	2,338	2,251	2,801	2,677
Transfers to other divisions or sponsor	(2,354)	(2,086)	(2,882)	(2,521)
Net increase (decrease) in net assets resulting from contract transactions	(32)	(12)	17	140

Net increase (decrease) in net assets	(226)	76	(217)	229

Net Assets:
Beginning of period	1,479	1,403	2,026	1,797
End of period	$1,253	$1,479	$1,809	$2,026

Units issued during the period	1,513	1,391	832	762
Units redeemed during the period	(1,531)	(1,358)	(828)	(721)
Net units issued (redeemed) during period	(18)	33	4	41

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT C

(in thousands)

	Multi-Sector Bond Division		Balanced Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$126	$65	$172	$109
Net realized gains (losses)	(20)	101	257	379
Net change in unrealized appreciation/(depreciation)	(708)	(182)	(1,262)	(126)
Net increase (decrease) in net assets resulting from operations	(602)	(16)	(833)	362

Contract Transactions:
Contract owners’ net payments	211	253	515	314
Annuity payments	(2)	(1)	(7)	(8)
Surrenders and other (net)	(59)	(288)	(767)	(983)
Transfers from other divisions or sponsor	7,898	8,159	1,633	1,938
Transfers to other divisions or sponsor	(7,900)	(8,319)	(1,689)	(1,411)
Net increase (decrease) in net assets resulting from contract transactions	148	(196)	(315)	(150)

Net increase (decrease) in net assets	(454)	(212)	(1,148)	212

Net Assets:
Beginning of period	3,782	3,994	5,772	5,560
End of period	$3,328	$3,782	$4,624	$5,772

Units issued during the period	4,390	3,954	683	757
Units redeemed during the period	(4,323)	(4,049)	(641)	(517)
Net units issued (redeemed) during period	67	(95)	42	240

	Asset Allocation Division		Fidelity VIP Mid Cap Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$11	$9	$2	$6
Net realized gains (losses)	32	50	146	476
Net change in unrealized appreciation/(depreciation)	(116)	(12)	(568)	101
Net increase (decrease) in net assets resulting from operations	(73)	47	(420)	583

Contract Transactions:
Contract owners’ net payments	27	109	36	53
Annuity payments	(1)	(1)	-	-
Surrenders and other (net)	(10)	(151)	(13)	(70)
Transfers from other divisions or sponsor	407	427	2,995	3,228
Transfers to other divisions or sponsor	(462)	(440)	(3,160)	(3,355)
Net increase (decrease) in net assets resulting from contract transactions	(39)	(56)	(142)	(144)

Net increase (decrease) in net assets	(112)	(9)	(562)	439

Net Assets:
Beginning of period	524	533	2,816	2,377
End of period	$412	$524	$2,254	$2,816

Units issued during the period	143	164	425	429
Units redeemed during the period	(154)	(183)	(444)	(446)
Net units issued (redeemed) during period	(11)	(19)	(19)	(17)

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT C

(in thousands)

	Fidelity VIP Contrafund Division		AMT Sustainable Equity Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$5	$(14)	$1	$-
Net realized gains (losses)	215	856	99	79
Net change in unrealized appreciation/(depreciation)	(1,427)	219	(291)	120
Net increase (decrease) in net assets resulting from operations	(1,207)	1,061	(191)	199

Contract Transactions:
Contract owners’ net payments	143	251	62	77
Annuity payments	(4)	(3)	-	-
Surrenders and other (net)	(80)	(637)	(16)	(92)
Transfers from other divisions or sponsor	4,713	4,333	1,795	1,782
Transfers to other divisions or sponsor	(4,533)	(4,561)	(1,794)	(1,840)
Net increase (decrease) in net assets resulting from contract transactions	239	(617)	47	(73)

Net increase (decrease) in net assets	(968)	444	(144)	126

Net Assets:
Beginning of period	4,478	4,034	1,025	899
End of period	$3,510	$4,478	$881	$1,025

Units issued during the period	1,416	1,222	623	580
Units redeemed during the period	(1,353)	(1,340)	(606)	(602)
Net units issued (redeemed) during period	63	(118)	17	(22)

	U.S. Strategic Equity Division		U.S. Small Cap Equity Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$1	$1	$(1)	$(1)
Net realized gains (losses)	41	44	6	79
Net change in unrealized appreciation/(depreciation)	(138)	35	(48)	(26)
Net increase (decrease) in net assets resulting from operations	(96)	80	(43)	52

Contract Transactions:
Contract owners’ net payments	83	8	32	52
Annuity payments	-	-	-	-
Surrenders and other (net)	(49)	(4)	(21)	(84)
Transfers from other divisions or sponsor	456	532	210	199
Transfers to other divisions or sponsor	(478)	(540)	(210)	(164)
Net increase (decrease) in net assets resulting from contract transactions	12	(4)	11	3

Net increase (decrease) in net assets	(84)	76	(32)	55

Net Assets:
Beginning of period	479	403	267	212
End of period	$395	$479	$235	$267

Units issued during the period	170	149	66	61
Units redeemed during the period	(164)	(150)	(62)	(61)
Net units issued (redeemed) during period	6	(1)	4	-

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT C

(in thousands)

	International Developed Markets Division		Strategic Bond Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$(3)	$19	$39	$11
Net realized gains (losses)	16	88	(14)	28
Net change in unrealized appreciation/(depreciation)	(123)	(9)	(326)	(84)
Net increase (decrease) in net assets resulting from operations	(110)	98	(301)	(45)

Contract Transactions:
Contract owners’ net payments	60	12	112	87
Annuity payments	-	-	-	-
Surrenders and other (net)	(30)	(120)	(41)	(275)
Transfers from other divisions or sponsor	807	829	4,340	4,481
Transfers to other divisions or sponsor	(794)	(793)	(4,353)	(4,393)
Net increase (decrease) in net assets resulting from contract transactions	43	(72)	58	(100)

Net increase (decrease) in net assets	(67)	26	(243)	(145)

Net Assets:
Beginning of period	845	819	2,050	2,195
End of period	$778	$845	$1,807	$2,050

Units issued during the period	474	407	1,925	1,759
Units redeemed during the period	(449)	(441)	(1,900)	(1,777)
Net units issued (redeemed) during period	25	(34)	25	(18)

	Global Real Estate Securities Division		LifePoints Moderate Strategy Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$21	$130	$11	$37
Net realized gains (losses)	21	33	24	40
Net change in unrealized appreciation/(depreciation)	(908)	526	(206)	(2)
Net increase (decrease) in net assets resulting from operations	(866)	689	(171)	75

Contract Transactions:
Contract owners’ net payments	153	209	2	1
Annuity payments	(2)	(2)	-	-
Surrenders and other (net)	(119)	(259)	(16)	(17)
Transfers from other divisions or sponsor	3,702	3,742	255	282
Transfers to other divisions or sponsor	(3,597)	(3,830)	(255)	(282)
Net increase (decrease) in net assets resulting from contract transactions	137	(140)	(14)	(16)

Net increase (decrease) in net assets	(729)	549	(185)	59

Net Assets:
Beginning of period	3,181	2,632	1,070	1,011
End of period	$2,452	$3,181	$885	$1,070

Units issued during the period	741	695	151	150
Units redeemed during the period	(712)	(717)	(157)	(158)
Net units issued (redeemed) during period	29	(22)	(6)	(8)

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT C

(in thousands)

	LifePoints Balanced Strategy Division		LifePoints Growth Strategy Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$15	$50	$8	$61
Net realized gains (losses)	43	92	73	167
Net change in unrealized appreciation/(depreciation)	(306)	(14)	(392)	1
Net increase (decrease) in net assets resulting from operations	(248)	128	(311)	229

Contract Transactions:
Contract owners’ net payments	312	3	134	190
Annuity payments	-	-	-	-
Surrenders and other (net)	(1)	(5)	(20)	(25)
Transfers from other divisions or sponsor	2,035	842	1,847	1,921
Transfers to other divisions or sponsor	(2,035)	(599)	(1,846)	(1,921)
Net increase (decrease) in net assets resulting from contract transactions	311	241	115	165

Net increase (decrease) in net assets	63	369	(196)	394

Net Assets:
Beginning of period	1,384	1,015	1,698	1,304
End of period	$1,447	$1,384	$1,502	$1,698

Units issued during the period	1,349	436	1,092	1,040
Units redeemed during the period	(1,172)	(301)	(1,025)	(953)
Net units issued (redeemed) during period	177	135	67	87

	LifePoints Equity Growth Strategy Division		Credit Suisse Trust Commodity Return Strategy Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$-	$31	$294	$75
Net realized gains (losses)	39	69	87	(14)
Net change in unrealized appreciation/(depreciation)	(200)	29	(62)	315
Net increase (decrease) in net assets resulting from operations	(161)	129	319	376

Contract Transactions:
Contract owners’ net payments	50	29	142	110
Annuity payments	-	-	(4)	(3)
Surrenders and other (net)	-	-	(40)	(90)
Transfers from other divisions or sponsor	-	-	2,978	2,674
Transfers to other divisions or sponsor	-	-	(3,429)	(2,743)
Net increase (decrease) in net assets resulting from contract transactions	50	29	(353)	(52)

Net increase (decrease) in net assets	(111)	158	(34)	324

Net Assets:
Beginning of period	863	705	1,681	1,357
End of period	$752	$863	$1,647	$1,681

Units issued during the period	35	17	447	527
Units redeemed during the period	-	-	(492)	(539)
Net units issued (redeemed) during period	35	17	(45)	(12)

The Accompanying Notes are an Integral Part of these Financial Statements.

Notes to Financial Statements

1.	Organization

Northwestern Mutual Variable Annuity Account C (“the Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual” or “sponsor”) used to fund unallocated group combination variable annuity contracts (“contracts”) to provide retirement annuity benefits for self-employed persons and their eligible employees and individual flexible payment deferred variable annuity contracts (“Network Edition”) of certain eligible persons. Three versions of the contract are currently offered: Front Load contracts with a sales charge up to 4.50% of purchase payments; Simplified Load contracts with an installment fee of $750; and Network Edition contracts with no sales or withdrawal charges.

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund, Neuberger Berman Advisers Management Trust, Russell Investment Funds and Credit Suisse Trust (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940. The financial statements for the Funds should be read in conjunction with the financial statements of the Divisions. Each Division of the account indirectly bears exposure to the market, credit and liquidity risks of the Fund in which it invests.

2.	Significant Accounting Policies

A.

Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for use in estimates. Actual results could differ from those estimates.

B.

Investment Valuation – The shares are valued at the Funds’ offering and redemption prices per share. As of December 31, 2022, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification. Level 1 fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives. Level 2 fair value is determined by other significant observable inputs (including quoted prices for similar securities). Level 3 fair value is determined by significant unobservable inputs (including the Account’s own assumptions in determining fair value). There were no transfers between levels during the year. All changes in fair value are recorded as change in unrealized appreciation/(depreciation) of investments during the period in the statements of operations of the applicable Division.

C.

Investment Income, Securities Transactions and Contract Dividends – Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex–date of the dividends. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds. Certain contracts are eligible to receive contract dividends from Northwestern Mutual. Any contract dividends reinvested in the Account are reflected in Contract owners’ net payments in the accompanying financial statements.

D.

Due to Participants – Upon notification of death of the contract owner or maturity of a contract, a liability is recorded and is included in Due to Participants in the accompanying financial statements. This liability is identified as Level 1 for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification.

E.

Annuity Reserves – Annuity reserves represent the present value of all future payments on current variable income plans and are represented as annuity reserves in the statements of assets and liabilities. Such reserves are determined by the Actuarial Department of Northwestern Mutual. Annuity reserves are based on published annuity tables with age adjustment and interest based on actual investment experience and assumed investment rates of 3.50% or 5.00%. For those contract holders that elect a fixed income plan option, the values accumulated are transferred out of the Account to the sponsor and all related payouts are funded by Northwestern Mutual.

F.

Taxes – Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code. The operations of the Account are included in Northwestern Mutual’s consolidated income tax return. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2022 were as follows (amounts in thousands):

Fund Name	Purchases	Sales
Growth Stock Division	$274	$33
Focused Appreciation Division	626	100
Large Cap Core Stock Division	174	26
Large Cap Blend Division	131	35
Index 500 Stock Division	2,165	756
Large Company Value Division	239	102
Domestic Equity Division	574	370
Equity Income Division	435	246
Mid Cap Growth Stock Division	170	233
Index 400 Stock Division	720	230
Mid Cap Value Division	436	129
Small Cap Growth Stock Division	405	91
Index 600 Stock Division	492	74
Small Cap Value Division	319	62
International Growth Division	631	139
Research International Core Division	497	151
International Equity Division	734	295
Emerging Markets Equity Division	1,168	138
Government Money Market Division	824	909

Notes to Financial Statements

Fund Name	Purchases	Sales
Short-Term Bond Division	$179	$237
Select Bond Division	701	721
Long-Term U.S. Government Bond Division	215	189
Inflation Protection Bond Division	287	250
High Yield Bond Division	275	164
Multi-Sector Bond Division	591	316
Balanced Division	1,156	967
Asset Allocation Division	70	69
Fidelity VIP Mid Cap Division	227	213
Fidelity VIP Contrafund Division	611	185
AMT Sustainable Equity Division	197	62
U.S. Strategic Equity Division	123	79
U.S. Small Cap Equity Division	41	26
International Developed Markets Division	93	39
Strategic Bond Division	244	145
Global Real Estate Securities Division	358	86
LifePoints Moderate Strategy Division	43	22
LifePoints Balanced Strategy Division	380	12
LifePoints Growth Strategy Division	226	33
LifePoints Equity Growth Strategy Division	97	10
Credit Suisse Trust Commodity Return Strategy Division	622	680

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued prior to December 17, 1981 or beginning May 1, 1984 and prior to January 6, 1992 there is no deduction for mortality and expense risks. For those contracts issued beginning May 1, 1984 and prior to January 6, 1992 the rates may be increased by the Board of Trustees of Northwestern Mutual, not to exceed a 0.25% annual rate.

There are no contracts outstanding that were issued on or after December 17, 1981 and prior to May 1, 1984.

For contracts issued on or after January 6, 1992, for the Front Load version and the Simplified Load version, the deduction for mortality and expense risks is determined daily at annual rates of 0.65% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 1.00% and 1.50% annual rates, respectively.

For Network Edition contracts issued on or after October 16, 2006, the deduction for mortality and expense risks is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed 0.75% annual rate.

5.	Subsequent Events

On March 19, 2023, UBS Group AG (“UBS”) and Credit Suisse Group AG (“Credit Suisse”) announced that they reached an agreement pursuant to which Credit Suisse will merge with UBS, with UBS as the surviving entity (the “Merger”). No immediate changes to the Commodity Return Strategy Portfolio’s investment strategy or its portfolio managers are currently anticipated in connection with the Merger.

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:					For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest (1)	Total Return, Lowest to Highest (1)
Growth Stock Division
2022	204	$2.560293	to	$93.238655	$717	0.00%	0.35% to 1.25%	(39.46	) %	to	(38.70	) %
2021	163	4.191147	to	152.095850	1,014	0.00	0.35 to 1.25	15.22		to	16.67
2020	164	3.604955	to	130.365531	880	0.67	0.35 to 1.25	33.30		to	34.97
2019	136	2.680241	to	96.585761	707	0.67	0.35 to 1.25	28.08		to	29.68
2018	158	2.073988	to	74.477290	757	0.67	0.35 to 1.25	0.00	(2)	to	1.26
Focused Appreciation Division
2022	428	$6.127912	to	$78.340181	$3,067	0.01%	0.35% to 1.25%	(28.72	) %	to	(27.83	) %
2021	409	8.597069	to	108.543824	4,076	0.17	0.35 to 1.25	17.43		to	18.90
2020	424	7.321217	to	91.289389	3,729	0.54	0.35 to 1.25	30.90		to	32.55
2019	429	5.593023	to	68.873586	2,858	0.62	0.35 to 1.25	30.33		to	31.97
2018	430	4.291278	to	52.188290	2,176	0.49	0.35 to 1.25	(3.55)		to	(2.34)
Large Cap Core Stock Division
2022	186	$2.814643	to	$81.491845	$608	0.89%	0.35% to 1.25%	(19.89	) %	to	(18.88	) %
2021	175	3.481907	to	100.458713	711	0.79	0.35 to 1.25	23.55		to	25.10
2020	195	2.793028	to	80.301917	661	1.23	0.35 to 1.25	21.21		to	22.74
2019	137	2.283558	to	65.424142	406	1.22	0.35 to 1.25	29.56		to	31.19
2018	137	1.746744	to	49.869208	313	1.46	0.35 to 1.25	(7.20)		to	(6.04)
Large Cap Blend Division
2022	252	$1.963739	to	$23.885115	$569	0.62%	0.35% to 1.25%	(14.84	) %	to	(13.78)%
2021	230	2.306054	to	27.701179	604	0.65	0.35 to 1.25	16.99		to	18.46
2020	229	1.971217	to	23.385328	519	5.26	0.35 to 1.25	8.68		to	10.05
2019	244	1.813711	to	21.249241	503	1.11	0.35 to 1.25	22.43		to	23.97
2018	269	1.481405	to	17.140701	447	0.76	0.35 to 1.25	(5.20)		to	(4.00)
Index 500 Stock Division
2022	2,886	$3.643517	to	$220.942531	$13,052	1.29%	0.35% to 1.25%	(19.30	) %	to	(18.28	) %
2021	2,674	4.474335	to	270.376034	15,033	1.25	0.35 to 1.25	26.86		to	28.45
2020	2,495	3.495577	to	210.492951	11,479	1.65	0.35 to 1.25	16.71		to	18.18
2019	2,400	2.968210	to	178.109105	9,591	1.60	0.35 to 1.25	29.55		to	31.18
2018	2,205	2.270665	to	135.776139	7,066	1.60	0.35 to 1.25	(5.76)		to	(4.58)
Large Company Value Division
2022	261	$2.059162	to	$25.046912	$625	3.08%	0.35% to 1.25%	(1.57	) %	to	(0.34	) %
2021	256	2.092019	to	25.131615	618	1.17	0.35 to 1.25	20.41		to	21.92
2020	255	1.737445	to	20.613433	511	2.16	0.35 to 1.25	1.36		to	2.64
2019	226	1.714135	to	20.083819	445	2.24	0.35 to 1.25	26.08		to	27.66
2018	208	1.359607	to	15.732361	322	1.59	0.35 to 1.25	(9.07)		to	(7.92)
Domestic Equity Division
2022	579	$3.230972	to	$42.219400	$2,297	1.68%	0.35% to 1.25%	(4.19	) %	to	(2.99	) %
2021	605	3.372163	to	43.518946	2,446	1.87	0.35 to 1.25	21.19		to	22.71
2020	575	2.782499	to	35.463950	1,902	2.19	0.35 to 1.25	(0.52)		to	0.73
2019	735	2.797166	to	35.207252	2,422	1.77	0.35 to 1.25	19.27		to	20.77
2018	610	2.345210	to	29.152607	1,659	1.79	0.35 to 1.25	(4.02)		to	(2.81)
Equity Income Division
2022	518	$3.897129	to	$49.822897	$2,390	2.02%	0.35% to 1.25%	(4.42	) %	to	(3.22	) %
2021	543	4.077248	to	51.480302	2,600	2.06	0.35 to 1.25	24.14		to	25.70
2020	577	3.284293	to	40.954303	2,217	4.82	0.35 to 1.25	(0.06)		to	1.20
2019	567	3.286138	to	40.467475	2,163	2.30	0.35 to 1.25	25.04		to	26.61
2018	612	2.627977	to	31.961107	1,846	2.07	0.35 to 1.25	(10.47)		to	(9.35)

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Ratio is less than 0.005%.

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:					For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest (1)	Total Return, Lowest to Highest (1)
Mid Cap Growth Stock Division
2022	235	$2.274906	to	$162.785136	$1,090	0.15%	0.35% to 1.25%	(24.71	) %	to	(23.77	) %
2021	239	2.994607	to	213.536458	1,624	0.15	0.35 to 1.25	8.81		to	10.18
2020	230	2.727520	to	193.811117	1,486	0.29	0.35 to 1.25	23.85		to	25.41
2019	231	2.182501	to	154.540637	1,347	0.18	0.35 to 1.25	31.36		to	33.01
2018	278	1.646579	to	116.184426	1,179	0.13	0.35 to 1.25	(8.53)		to	(7.38)
Index 400 Stock Division
2022	555	$6.035376	to	$81.117713	$3,411	1.15%	0.35% to 1.25%	(14.38	) %	to	(13.31	) %
2021	539	7.006063	to	93.570328	3,821	0.95	0.35 to 1.25	22.92		to	24.46
2020	551	5.648868	to	75.180406	3,203	1.39	0.35 to 1.25	11.96		to	13.37
2019	498	5.000182	to	66.313755	2,571	1.21	0.35 to 1.25	24.32		to	25.88
2018	447	3.985981	to	52.678316	1,848	1.11	0.35 to 1.25	(12.43)		to	(11.33)
Mid Cap Value Division
2022	254	$4.775155	to	$61.046817	$1,428	1.93%	0.35% to 1.25%	(2.37	) %	to	(1.15	) %
2021	237	4.891257	to	61.756931	1,358	1.17	0.35 to 1.25	21.74		to	23.27
2020	248	4.017711	to	50.098747	1,200	1.90	0.35 to 1.25	0.40		to	1.67
2019	235	4.001596	to	49.276848	1,126	1.61	0.35 to 1.25	27.60		to	29.21
2018	237	3.135936	to	38.138006	885	1.64	0.35 to 1.25	(13.93)		to	(12.85)
Small Cap Growth Stock Division
2022	286	$3.182585	to	$77.536313	$991	0.00%	0.35% to 1.25%	(29.38	) %	to	(28.49	) %
2021	244	4.466101	to	108.425869	1,202	0.02	0.35 to 1.25	2.81		to	4.11
2020	244	4.305002	to	104.149054	1,226	0.11	0.35 to 1.25	31.81		to	33.47
2019	264	3.236751	to	78.030714	966	0.10	0.35 to 1.25	34.01		to	35.69
2018	258	2.393724	to	57.505467	703	0.00	0.35 to 1.25	(12.80)		to	(11.71)
Index 600 Stock Division
2022	655	$2.637754	to	$32.084276	$1,988	1.10%	0.35% to 1.25%	(17.40	) %	to	(16.37	) %
2021	586	3.193533	to	38.363170	2,135	0.78	0.35 to 1.25	24.65		to	26.22
2020	640	2.561959	to	30.394793	1,896	1.83	0.35 to 1.25	9.55		to	10.93
2019	491	2.338584	to	27.399696	1,328	0.25	0.35 to 1.25	20.92		to	22.44
2018	460	1.934012	to	22.378619	1,021	1.36	0.35 to 1.25	(9.91)		to	(8.78)
Small Cap Value Division
2022	221	$4.390979	to	$57.377496	$1,177	0.27%	0.35% to 1.25%	(19.54	) %	to	(18.53	) %
2021	206	5.457584	to	70.431381	1,340	0.40	0.35 to 1.25	21.48		to	23.00
2020	220	4.492731	to	57.260960	1,185	0.52	0.35 to 1.25	7.93		to	9.29
2019	219	4.162762	to	52.395678	1,149	0.48	0.35 to 1.25	24.33		to	25.89
2018	220	3.348176	to	41.620093	919	0.50	0.35 to 1.25	(13.81)		to	(12.73)
International Growth Division
2022	773	$2.325847	to	$30.392880	$2,166	0.59%	0.35% to 1.25%	(24.09	) %	to	(23.13	) %
2021	682	3.063761	to	39.539175	2,483	0.55	0.35 to 1.25	14.48		to	15.92
2020	626	2.676266	to	34.110132	2,070	1.62	0.35 to 1.25	16.44		to	17.91
2019	657	2.298310	to	28.928599	1,930	1.22	0.35 to 1.25	33.13		to	34.80
2018	589	1.726341	to	21.459907	1,300	1.45	0.35 to 1.25	(12.38)		to	(11.28)
Research International Core Division
2022	1,377	$1.227614	to	$14.933069	$1,987	2.23%	0.35% to 1.25%	(18.19	) %	to	(17.16	) %
2021	1,235	1.500516	to	18.026460	2,134	1.17	0.35 to 1.25	10.68		to	12.07
2020	1,138	1.355712	to	16.084924	1,767	2.14	0.35 to 1.25	12.05		to	13.46
2019	1,272	1.209890	to	14.176293	1,745	1.69	0.35 to 1.25	26.66		to	28.25
2018	1,215	0.955206	to	11.053328	1,296	1.71	0.35 to 1.25	(14.73)		to	(13.66)
(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:					For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest (1)	Total Return, Lowest to Highest (1)
International Equity Division
2022	1,887	$2.016624	to	$5.525225	$4,134	2.46%	0.35% to 1.25%	(7.99	) %	to	(6.83	) %
2021	1,773	2.172077	to	5.930327	4,181	2.35	0.35 to 1.25	3.70		to	5.00
2020	1,713	2.075812	to	5.647675	3,916	3.58	0.35 to 1.25	(3.92)		to	(2.71)
2019	1,736	2.141147	to	5.804990	4,105	2.54	0.35 to 1.25	11.20		to	12.60
2018	1,662	1.908282	to	5.155553	3,560	2.52	0.35 to 1.25	(16.46)		to	(15.41)
Emerging Markets Equity Division
2022	2,874	$0.957001	to	$11.640958	$3,186	1.31%	0.35% to 1.25%	(26.20	) %	to	(25.28	) %
2021	2,248	1.296801	to	15.578805	3,331	0.53	0.35 to 1.25	(5.74)		to	(4.55)
2020	2,101	1.375728	to	16.321818	3,277	2.28	0.35 to 1.25	25.28		to	26.86
2019	2,055	1.098154	to	12.866468	2,537	1.12	0.35 to 1.25	19.10		to	20.60
2018	1,971	0.922016	to	10.668771	2,024	1.40	0.35 to 1.25	(14.83)		to	(13.75)
Government Money Market Division
2022	659	$1.302115	to	$44.076838	$933	1.34%	0.35% to 1.25%	0.11%		to	1.36%
2021	712	1.289068	to	43.483468	1,017	0.00	0.35 to 1.25	(1.23)		to	0.01
2020	1,183	1.293416	to	43.480109	2,419	0.19	0.35 to 1.25	(0.94)		to	0.31
2019	662	1.293907	to	43.345856	938	1.98	0.35 to 1.25	0.67		to	1.94
2018	934	1.273783	to	42.522150	1,334	1.57	0.35 to 1.25	0.27		to	1.53
Short-Term Bond Division
2022	971	$1.094508	to	$13.311816	$1,196	1.36%	0.35% to 1.25%	(5.70	) %	to	(4.52	) %
2021	1,026	1.160639	to	13.941366	1,333	1.81	0.35 to 1.25	(1.33)		to	(0.10)
2020	921	1.176335	to	13.954768	1,259	2.28	0.35 to 1.25	3.00		to	4.29
2019	933	1.142089	to	13.380170	1,230	1.48	0.35 to 1.25	3.09		to	4.38
2018	1,015	1.107847	to	12.818134	1,279	1.59	0.35 to 1.25	0.09		to	1.36
Select Bond Division
2022	2,304	$2.307053	to	$228.662825	$5,601	1.68%	0.35% to 1.25%	(14.40	) %	to	(13.33	) %
2021	2,347	2.671253	to	263.835614	6,605	2.14	0.35 to 1.25	(2.81)		to	(1.59)
2020	2,188	2.723858	to	268.089237	6,510	2.75	0.35 to 1.25	7.63		to	8.98
2019	2,141	2.508203	to	245.997917	5,868	2.75	0.35 to 1.25	7.30		to	8.65
2018	2,160	2.316621	to	226.413644	5,771	2.25	0.35 to 1.25	(1.45)		to	(0.21)
Long-Term U.S. Government Bond Division
2022	214	$1.475610	to	$17.947739	$363	1.46%	0.35% to 1.25%	(30.40	) %	to	(29.53	) %
2021	209	2.120232	to	25.468271	506	0.87	0.35 to 1.25	(6.55)		to	(5.37)
2020	198	2.268738	to	26.913884	505	1.47	0.35 to 1.25	15.91		to	17.37
2019	171	1.957302	to	22.930587	372	2.77	0.35 to 1.25	11.76		to	13.17
2018	161	1.751302	to	20.262648	315	1.96	0.35 to 1.25	(3.26)		to	(2.04)
Inflation Protection Division
2022	846	$1.308004	to	$15.909250	$1,253	3.31%	0.35% to 1.25%	(14.04	) %	to	(12.96	) %
2021	864	1.521651	to	18.278682	1,479	0.98	0.35 to 1.25	5.28		to	6.61
2020	831	1.445291	to	17.146141	1,403	1.99	0.35 to 1.25	8.21		to	9.57
2019	863	1.335651	to	15.648347	1,337	2.55	0.35 to 1.25	7.67		to	9.02
2018	962	1.240557	to	14.354000	1,359	2.10	0.35 to 1.25	(3.82)		to	(2.61)
High Yield Bond Division
2022	525	$3.392006	to	$59.175445	$1,809	5.54%	0.35% to 1.25%	(12.43	) %	to	(11.33	) %
2021	521	3.838927	to	66.738383	2,026	5.30	0.35 to 1.25	4.00		to	5.31
2020	480	3.658289	to	63.375613	1,797	5.84	0.35 to 1.25	5.32		to	6.64
2019	525	3.442495	to	59.428074	1,854	5.50	0.35 to 1.25	13.54		to	14.97
2018	553	3.004797	to	51.690668	1,712	5.33	0.35 to 1.25	(3.91)		to	(2.71)

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:					For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest (1)	Total Return, Lowest to Highest (1)
Multi-Sector Bond Division
2022	1,838	$1.559372	to	$18.966369	$3,328	4.12%	0.35% to 1.25%	(16.44	) %	to	(15.39	) %
2021	1,771	1.866147	to	22.416380	3,782	2.15	0.35 to 1.25	(1.32)		to	(0.08)
2020	1,866	1.891030	to	22.433485	3,994	4.15	0.35 to 1.25	4.81		to	6.13
2019	1,613	1.804270	to	21.138053	3,265	4.53	0.35 to 1.25	12.63		to	14.04
2018	1,451	1.602009	to	18.535667	2,563	3.15	0.35 to 1.25	(2.53)		to	(1.30)
Balanced Division
2022	1,198	$2.466510	to	$256.387829	$4,624	3.87%	0.35% to 1.25%	(15.20	) %	to	(14.14	) %
2021	1,156	2.882625	to	298.595878	5,772	2.46	0.35 to 1.25	6.23		to	7.56
2020	916	2.689434	to	277.610210	5,560	1.64	0.35 to 1.25	11.09		to	12.49
2019	848	2.399220	to	246.784874	9,200	2.31	0.35 to 1.25	16.46		to	17.92
2018	1,102	2.041719	to	209.277798	9,762	2.38	0.35 to 1.25	(4.65)		to	(3.45)
Asset Allocation Division
2022	142	$2.375731	to	$31.043666	$412	2.92%	0.35% to 1.25%	(15.89	) %	to	(14.83	) %
2021	153	2.824479	to	36.450275	524	2.15	0.35 to 1.25	9.08		to	10.45
2020	172	2.589358	to	33.001529	533	2.36	0.35 to 1.25	12.02		to	13.43
2019	150	2.311468	to	29.093477	414	1.87	0.35 to 1.25	19.58		to	21.08
2018	187	1.932994	to	24.028105	425	1.99	0.35 to 1.25	(6.06)		to	(4.88)
Fidelity VIP Mid Cap Division
2022	324	$5.901591	to	$75.449401	$2,254	0.49%	0.35% to 1.25%	(15.80	) %	to	(14.74	) %
2021	343	7.008987	to	88.496791	2,816	0.61	0.35 to 1.25	24.04		to	25.60
2020	360	5.650379	to	70.458211	2,377	0.62	0.35 to 1.25	16.60		to	18.07
2019	354	4.846019	to	59.676525	2,061	0.67	0.35 to 1.25	21.64		to	23.17
2018	397	3.983763	to	48.449732	1,841	0.41	0.35 to 1.25	(15.83)		to	(14.77)
Fidelity VIP Contrafund Division
2022	1,106	$2.728684	to	$33.189569	$3,510	0.53%	0.35% to 1.25%	(27.23	) %	to	(26.31	) %
2021	1,043	3.749539	to	45.041088	4,478	0.06	0.35 to 1.25	26.25		to	27.83
2020	1,161	2.969929	to	35.233871	4,034	0.21	0.35 to 1.25	28.83		to	30.46
2019	1,167	2.305232	to	27.008170	3,122	0.22	0.35 to 1.25	29.65		to	31.27
2018	1,180	1.778089	to	20.573795	2,399	0.44	0.35 to 1.25	(7.80)		to	(6.64)
AMT Sustainable Equity Division
2022	308	$2.475672	to	$30.111716	$881	0.46%	0.35% to 1.25%	(19.48	) %	to	(18.47	) %
2021	291	3.074461	to	36.931533	1,025	0.37	0.35 to 1.25	21.95		to	23.48
2020	313	2.521165	to	29.909730	899	0.62	0.35 to 1.25	18.07		to	19.56
2019	323	2.135226	to	25.016087	779	0.41	0.35 to 1.25	24.32		to	25.88
2018	333	1.717474	to	19.872228	11,744	0.51	0.35 to 1.25	(6.89)		to	(5.72)
U.S. Strategic Equity Division
2022	130	$2.523328	to	$33.915304	$395	0.61%	0.35% to 1.25%	(21.84	) %	to	(20.86	) %
2021	124	3.228324	to	42.853358	479	0.56	0.35 to 1.25	18.91		to	20.40
2020	125	2.715036	to	35.592905	403	0.47	0.35 to 1.25	22.30		to	23.84
2019	171	2.220002	to	28.741505	446	1.07	0.35 to 1.25	28.65		to	30.26
2018	196	1.725623	to	22.064057	392	1.15	0.35 to 1.25	(10.76)		to	(9.64)
U.S. Small Cap Equity Division
2022	67	$3.314895	to	$44.554659	$235	0.20%	0.35% to 1.25%	(17.00	) %	to	(15.96	) %
2021	63	3.993712	to	53.013410	267	0.25	0.35 to 1.25	24.23		to	25.79
2020	63	3.214751	to	42.144292	212	0.05	0.35 to 1.25	11.30		to	12.70
2019	40	2.888359	to	37.394611	121	0.56	0.35 to 1.25	21.54		to	23.07
2018	43	2.376428	to	30.385277	106	0.47	0.35 to 1.25	(13.07)		to	(11.97)

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:					For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest (1)	Total Return, Lowest to Highest (1)
International Developed Markets Division
2022	426	$1.753479	to	$23.567997	$778	0.00%	0.35% to 1.25%	(14.12	) %	to	(13.04	) %
2021	401	2.041810	to	27.103303	845	2.53	0.35 to 1.25	11.26		to	12.66
2020	435	1.835201	to	24.058667	819	1.23	0.35 to 1.25	3.77		to	5.08
2019	474	1.768556	to	22.896522	852	2.66	0.35 to 1.25	18.24		to	19.72
2018	472	1.495765	to	19.124827	711	1.78	0.35 to 1.25	(15.93)		to	(14.87)
Strategic Bond Division
2022	815	$1.830967	to	$24.607660	$1,807	2.47%	0.35% to 1.25%	(15.34	) %	to	(14.28	) %
2021	790	2.162708	to	28.706174	2,050	0.90	0.35 to 1.25	(3.04)		to	(1.82)
2020	808	2.230428	to	29.237785	2,195	1.83	0.35 to 1.25	7.09		to	8.43
2019	956	2.082855	to	26.963899	2,393	2.76	0.35 to 1.25	7.84		to	9.19
2018	1,034	1.931442	to	24.693685	2,357	2.11	0.35 to 1.25	(2.04)		to	(0.81)
Global Real Estate Securities Division
2022	538	$3.886061	to	$52.232355	$2,452	1.31%	0.35% to 1.25%	(27.68	) %	to	(26.77	) %
2021	509	5.373126	to	71.324137	3,181	4.89	0.35 to 1.25	25.62		to	27.19
2020	531	4.277349	to	56.074809	2,632	1.52	0.35 to 1.25	(6.36)		to	(5.18)
2019	562	4.567716	to	59.135972	2,990	5.16	0.35 to 1.25	20.13		to	21.64
2018	551	3.802249	to	48.615288	2,432	4.48	0.35 to 1.25	(6.90)		to	(5.73)
LifePoints Moderate Strategy Division
2022	574	$1.414783	to	$17.208370	$885	1.83%	0.35% to 1.25%	(16.70	) %	to	(15.65	) %
2021	580	1.698371	to	20.401736	1,070	4.23	0.35 to 1.25	6.89		to	8.23
2020	588	1.588894	to	18.849922	1,011	2.03	0.35 to 1.25	5.08		to	6.40
2019	628	1.512123	to	17.716081	1,018	1.19	0.35 to 1.25	11.15		to	12.54
2018	673	1.360492	to	15.741887	979	4.49	0.35 to 1.25	(6.10)		to	(4.92)
LifePoints Balanced Strategy Division
2022	897	$1.502842	to	$18.279960	$1,447	1.96%	0.35% to 1.25%	(17.39	) %	to	(16.35	) %
2021	720	1.819166	to	21.853460	1,384	4.86	0.35 to 1.25	11.64		to	13.04
2020	585	1.629523	to	19.332571	1,015	2.15	0.35 to 1.25	6.31		to	7.65
2019	1,155	1.532773	to	17.958473	1,930	1.57	0.35 to 1.25	15.01		to	16.45
2018	1,185	1.332766	to	15.421524	1,711	5.48	0.35 to 1.25	(7.95)		to	(6.80)
LifePoints Growth Strategy Division
2022	927	$1.526760	to	$18.571091	$1,502	1.36%	0.35% to 1.25%	(18.23	) %	to	(17.20	) %
2021	860	1.867142	to	22.430026	1,698	4.73	0.35 to 1.25	15.99		to	17.44
2020	773	1.609785	to	19.098502	1,304	1.62	0.35 to 1.25	8.38		to	9.75
2019	769	1.485265	to	17.402048	1,192	0.71	0.35 to 1.25	16.60		to	18.06
2018	813	1.273823	to	14.739598	1,082	5.00	0.35 to 1.25	(9.19)		to	(8.05)
LifePoints Equity Growth Strategy Division
2022	519	$1.450150	to	$17.639237	$752	1.26%	0.35% to 1.25%	(18.70	) %	to	(17.68	) %
2021	484	1.783706	to	21.427646	863	5.07	0.35 to 1.25	18.13		to	19.61
2020	467	1.509990	to	17.914598	705	2.07	0.35 to 1.25	6.91		to	8.26
2019	470	1.412370	to	16.548015	664	0.23	0.35 to 1.25	18.60		to	20.09
2018	466	1.190878	to	13.779890	556	4.56	0.35 to 1.25	(10.58)		to	(9.45)
Credit Suisse Trust Commodity Return Strategy Division
2022	245	$6.019683	to	$6.964941	$1,647	17.00%	0.35% to 1.25%	14.90%		to	16.34%
2021	290	5.238853	to	5.986523	1,681	5.13	0.35 to 1.25	26.90		to	28.49
2020	302	4.128458	to	4.659188	1,357	5.59	0.35 to 1.25	(2.71)		to	(1.48)
2019	290	4.243255	to	4.729147	1,334	0.89	0.35 to 1.25	5.37		to	6.69
2018	286	4.027153	to	4.432602	1,237	2.43	0.35 to 1.25	(12.75)		to	(11.66)

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

The Northwestern Mutual

Life Insurance Company

Statutory Financial Statements and

Supplementary Information

December 31, 2022, 2021 and 2020

Report of Independent Auditors

To the Board of Trustees of

The Northwestern Mutual Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of The Northwestern Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of financial position as of December 31, 2022 and 2021 and the related statutory statements of operations, changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 833 E. Michigan, Milwaukee, WI 53202

T: (414) 212 1600, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Milwaukee, Wisconsin

February 15, 2023

The Northwestern Mutual Life Insurance Company

Statutory Statements of Financial Position

(in millions)

	December 31,
	2022	2021

Assets:
Bonds	$187,268	$179,121
Mortgage loans	51,798	47,844
Policy loans	17,653	17,208
Common and preferred stocks	2,539	4,242
Real estate	2,906	3,113
Other investments	30,108	29,184
Cash and short-term investments	4,476	3,786

Total investments	296,748	284,498

Due and accrued investment income	2,262	2,042
Net deferred tax assets	2,109	1,569
Deferred premium and other assets	4,990	4,162
Separate account assets	34,281	42,383

Total assets	$340,390	$334,654

Liabilities and surplus:
Policy benefit reserves	$242,443	$230,034
Deposit funds	10,987	8,303
Policyowner dividends payable	6,820	6,505
Interest maintenance reserve	(212)	3,162
Asset valuation reserve	7,176	7,733
Other liabilities	9,010	7,251
Separate account liabilities	34,281	42,383

Total liabilities	310,505	305,371

Surplus:
Surplus notes	4,480	4,475
Unassigned surplus	25,405	24,808

Total surplus	29,885	29,283

Total liabilities and surplus	$340,390	$334,654

The accompanying notes are an integral part of these Statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Operations

(in millions)

	For the years ended
	December 31,

	2022	2021	2020

Revenue:
Premiums	$22,288	$22,771	$19,323
Net investment income	11,768	10,447	11,078
Other income	840	814	723

Total revenue	34,896	34,032	31,124

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	11,707	12,022	11,736
Net additions to policy benefit reserves	12,224	12,736	9,527
Net transfers from separate accounts	(490)	(805)	(680)

Total benefits	23,441	23,953	20,583

Commissions and operating expenses	4,158	4,048	3,502

Total benefits and expenses	27,599	28,001	24,085

Gain from operations before dividends and taxes	7,297	6,031	7,039

Policyowner dividends	6,833	6,522	6,235

Gain (loss) from operations before taxes	464	(491)	804
Income tax (benefit) expense	(160)	(1,166)	277

Net gain from operations	624	675	527
Net realized capital gains (losses)	288	303	(102)

Net income	$912	$978	$425

The accompanying notes are an integral part of these Statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Changes in Surplus

(in millions)

	For the years ended

	December 31,
	2022	2021	2020

Beginning of year balance	$29,283	$24,957	$24,216

Net income	912	978	425

Change in net unrealized capital gains and losses	(1,549)	3,489	799

Change in net deferred tax assets	470	(476)	807

Change in nonadmitted assets	(71)	(579)	228

Change in asset valuation reserve	557	(371)	(1,159)

Change in surplus notes	5	902	5

Other surplus changes	278	383	(364)

Net increase in surplus	602	4,326	741

End of year balance	$29,885	$29,283	$24,957

The accompanying notes are an integral part of these Statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Cash Flows

(in millions)

	For the years ended December 31,
	2022	2021	2020

Cash flows from operating activities:
Premiums and other income received	$16,296	$17,146	$13,808
Investment income received	10,911	10,345	10,036
Benefit and dividend payments to policyowners and beneficiaries	(10,703)	(10,983)	(10,537)
Net transfers from separate accounts	446	771	664
Commissions, expenses and taxes paid	(3,768)	(3,542)	(3,809)

Net cash provided by operating activities	13,182	13,737	10,162

Cash flows applied to investing activities:
Proceeds from investments sold or matured:
Bonds	40,363	53,499	60,747
Mortgage loans	3,368	2,868	3,301
Common and preferred stocks	2,241	2,741	4,046
Real estate	67	298	468
Other investments	4,536	4,213	3,063

Subtotal proceeds from investments	50,575	63,619	71,625

Cost of investments acquired:
Bonds	(51,983)	(65,845)	(64,976)
Mortgage loans	(6,679)	(9,259)	(5,008)
Common and preferred stocks	(1,013)	(1,083)	(4,075)
Real estate	(27)	(247)	(478)
Other investments	(6,202)	(4,303)	(7,537)

Subtotal cost of investments acquired	(65,904)	(80,737)	(82,074)

Net (outflows) inflows of policy loans	(152)	746	492

Net cash applied to investing activities	(15,481)	(16,372)	(9,957)

Cash flows from financing and miscellaneous sources:
Surplus notes issuance	-	897	-
Net inflows on deposit-type contracts	2,239	2,877	724
Other cash applied	750	(592)	(98)

Net cash provided by financing and miscellaneous sources	2,989	3,182	626

Net increase in cash and short-term investments	690	547	831

Cash and short-term investments, beginning of year	3,786	3,239	2,408

Cash and short-term investments, end of year	$4,476	$3,786	$3,239

The accompanying notes are an integral part of these Statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Cash Flows (supplemental)

(in millions)

	For the years ended
	December 31,
	2022	2021	2020

Supplemental disclosures of cash flow information

Non-cash operating, investing and financing and miscellaneous sources not included in the statutory statements of cash flows:

Operating:
Dividends used to pay premiums and loans	$6,277	$6,011	$5,779
Capitalized interest and payment in-kind investment income	835	848	895
Other policyowner contract activity	345	299	268
Employee benefit and compensation plan expenses	178	80	100

Investing:
Bond refinancings and exchanges	2,257	3,065	3,652
Mortgage loan refinancings and transfers	1,343	573	520
Net asset transfers with affiliated entities	1,088	94	434
Net policy loan activity	316	335	285
Net premium loan activity	115	131	113
Common stock exchanges	9	4	22
Other invested asset exchanges	6	113	163
Real estate exchange	-	27	-

Financing and Miscellaneous:
Deposit-type contract deposits and interest credited	444	567	556
Surplus note exchange	5	5	5

The accompanying notes are an integral part of these Statutory financial statements.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

1.	Basis of Presentation

The accompanying statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company (the Company). The Company offers life, annuity and disability insurance products to the personal, business and estate markets throughout the United States of America.

As part of an affiliated reinsurance agreement, the Company assumes the risks associated with the long-term care policies issued by its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (NLTC). See Note 9 for more information regarding reinsurance and its impacts on the Company’s statutory financial statements.

These statutory financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting or SAP), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statutory statements of operations, are defined differently, (5) majority-owned subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income, (7) no deferral of realized investment gains and losses is permitted and (8) “nonadmitted” assets, required for the statutory basis of accounting, are included in total assets. The effects on the Company’s statutory financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

Permitted Accounting Practice

The Company has been granted a permitted accounting practice from the Commissioner of Insurance of the State of Wisconsin that allows for the admissibility of a net negative interest maintenance reserve (IMR) balance. This permitted practice is effective December 31, 2022 until further notice and is subject to certain conditions, which have been met by the Company. If the Company’s negative IMR were to be disallowed, the IMR liability would increase by $212 million and statutory surplus would decrease by $212 million as of December 31, 2022. Net income would not be impacted by the permitted practice for the year ended December 31, 2022. The Company’s net income and statutory surplus were not impacted by the permitted practice as of and for the years ended December 31, 2021 and 2020.

As of December 31, 2022, if the Company had not used the above permitted practice that differs from NAIC SAP a risk based capital regulatory event would not have been triggered. The impact on net income and surplus is shown in the following table.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

A reconciliation of the Company’s net income and surplus between NAIC SAP and practices prescribed and permitted by the state of Wisconsin is shown below:

For the year ended December 31,
2022
(in millions)
Net Income, Wisconsin State Basis	$912

State Permitted Practices:
Allowance of net negative IMR	-

Net Income, NAIC SAP	$912

December 31,
2022
(in millions)
Statutory Surplus, Wisconsin State Basis	$29,885

State Permitted Practices:
Allowance of net negative IMR	(212)

Statutory Surplus, NAIC SAP	$29,673

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires the Company to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 14 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance and annuity policyowners, secured by the cash value of the related policies. Policy loans earn interest at either a fixed or variable rate, based on either an election that is made by the policyowner when applying for their policy or, for certain policies, as specified by the contract. If a variable rate is elected or specified by the contract, the rate will be reset annually. Policy loans are reported at the unpaid principal balance, which approximates fair value.

Cash and Short-term Investments

Short-term investments include securities that have maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Variable product policyowners bear the investment performance risk associated with these products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity and certain variable universal life policyowners also have the option to invest in fixed-rate investment options, which are supported by the assets held in the Company’s general account. Separate account assets are generally reported at fair value primarily based on quoted market prices for the underlying investment securities. See Note 7 and Note 14 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Policy Benefit Reserves

Policy benefit reserves generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (OCI). These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 and Note 14 for more information regarding the Company’s policy benefit reserves.

Deposit Funds

Deposit funds include liabilities for funding agreements, supplementary contracts and income annuities without life contingencies, and amounts left on deposit with the Company by beneficiaries or policyowners. See Note 5 for more information regarding the Company’s deposit funds.

Policyowner Dividends

All life and disability insurance policies and certain annuity policies issued by the Company are participating. All long-term care insurance policies issued by NLTC are also participating. Annually, the Company’s Board of Trustees (at its discretion) approves the amount and allocation, if any, of dividends among groups of policies issued by the Company, based on management’s recommendation. The payment of dividends on any particular policy is not guaranteed. Dividends are accrued and charged to operations when approved. The liability for policyowner dividends includes the estimated amount of annual and termination dividends. Termination dividends are additional dividends payable on whole life policies upon surrender, maturity or, for policies issued in one state, death. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, or use them as follows: reduce future premiums due, purchase additional insurance benefits, repay policy loans, or leave them on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits or pay premiums are reported as premiums in the statutory statements of operations but are not included in premiums received or benefit and dividend payments to policyowners and beneficiaries in the statutory statements of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of annual dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of annual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year. The fact that the Company guarantees a minimum aggregate payment of annual dividends in one year does not obligate the Company to declare a dividend in future years or to guarantee any portion of dividends that may be declared in future years.

Interest Maintenance Reserve

The Company is required to maintain an IMR. The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into net investment income over the estimated remaining term to maturity of the investment sold or the hedged item. See Note 1 for disclosure of the impact of the Company’s application of a permitted accounting practice for IMR.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (AVR). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the statutory statements of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from revenue in the statutory statements of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest, dividends and prepayment fees received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries. Net investment income is reduced by investment management expenses, real estate depreciation, interest costs associated with repurchase agreements and interest expense related to the Company’s surplus notes. Accrued investment income more than ninety days past due is a nonadmitted asset. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made. See Note 3 for more information regarding net investment income and repurchase agreements and Note 13 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. Ceded reinsurance expense allowances are recognized as revenue when due. See Note 9 for more information regarding the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, maturity, disability and long-term care benefits, as well as payments on supplementary contracts and income annuities that include life contingencies. Benefit payments on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from benefits in the statutory statements of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating expenses, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

12

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred tax assets and liabilities represent the respective future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. Changes in deferred tax assets and liabilities related to unrealized capital gains and losses on investments are included in changes in net unrealized capital gains and losses in the statutory statements of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the statutory statements of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limit is based on a calculation that considers available tax loss carryback and carryforward capacity, the expected timing of reversal for accumulated temporary differences, gross deferred tax liabilities and the level of Company surplus.

A “more likely than not” standard is applied for financial statement recognition of contingent tax liabilities, whereby a liability is recorded only if the Company believes that there is a greater than 50% likelihood that the related tax position will not be sustained upon examination. In cases where liability recognition is appropriate, a best estimate of the ultimate tax liability is made. If this estimate represents 50% or less of the total amount of the tax contingency, the best estimate is established as a liability. If this best estimate represents more than 50% of the total tax contingency, the total amount is established as a liability. Changes in contingent tax liabilities are charged or credited to operations in the year that such determination is made by the Company. The Company reports interest accrued or released related to contingent tax liabilities in current income taxes or tax benefit.

See Note 10 for more information on the Company’s income taxes.

Information Technology Equipment and Software

The cost of information technology (IT) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years using the straight-line method. IT equipment and operating software assets of $28 million and $34 million at December 31, 2022 and 2021, respectively, are included in other assets in the statutory statements of financial position and are net of accumulated depreciation of $78 million and $60 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statutory statements of financial position. These amounts were $469 million and $423 million at December 31, 2022 and 2021, respectively. Depreciation expense for IT equipment and software totaled $179 million, $160 million and $153 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statutory statements of financial position. These amounts were $116 million and $132 million at December 31, 2022 and 2021, respectively. Depreciation expense for furniture, fixtures and equipment totaled $18 million, $17 million and $14 million for the years ended December 31, 2022, 2021 and 2020, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Corporate Owned Life Insurance

Through a wholly-owned subsidiary, the Company indirectly holds corporate-owned life insurance (COLI) to provide protection against key-person risk for certain qualified employees and to help fund certain future employee benefit expenses. See Note 3 for more information regarding COLI.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to defined benefit pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), derivatives, prepaid expense, and certain equity-method investments in entities for which audits are not performed, are excluded from assets and surplus in the statutory statements of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the statutory statements of changes in surplus.

Foreign Currency Translation

All of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company invests in bonds, mortgage loans, equities, and other investments denominated in foreign currencies. Investments denominated in a foreign currency are remeasured to U.S. dollars at each reporting date using then-current foreign currency exchange rates. Translation gains or losses relating to fluctuations in exchange rates are reported as a change in net unrealized capital gains and losses until the related investment is sold, determined to be other-than-temporarily impaired or matures, at which time a realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt of foreign-denominated interest or dividends, are remeasured to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

Accounting Pronouncement Adopted

During 2021, the Company adopted revisions to Statement of Statutory Accounting Principles (SSAP) 26R - Bonds. These revisions require the Company to account for the difference of proceeds received and par on bond tenders as prepayment fees which are reported in net investment income on the statutory statements of operations. Previously, the Company treated bond tenders as sales, reporting the difference between proceeds and par as realized capital gains (losses) on the statutory statements of operations and subject to deferral to the IMR. The Company adopted the revisions to SSAP 26R prospectively as of January 1, 2021 resulting in $2 million and $218 million of tenders being included in net investment income on the statutory statements of operations for the years ended December 31, 2022 and 2021, respectively.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2022 through February 15, 2023, the date these statutory financial statements were available to be issued. Based on this evaluation, it is the Company’s opinion that no events subsequent to December 31, 2022 have occurred that are material to the Company’s financial position at that date or the results of its operations for the year then ended.

3.	Investments

Bonds

The Securities Valuation Office (SVO) of the NAIC Investment Analysis Office evaluates the credit quality of the Company’s bond investments and issues related designations. Bonds designated as “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the statutory financial statements at amortized cost less any other-than-temporary impairment. Bonds designated “6” (lowest quality) are reported at the lower of amortized cost or fair value. SVO-identified funds include certain SVO approved bond exchange-traded fund investments and are reported at fair value. The interest method is used to amortize any purchase premium or discount, including estimates

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

The disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 14 for more information regarding the fair value of the Company’s investments in bonds.

The statement value and fair value of bonds at December 31, 2022 and 2021, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2022	Reconciliation to Fair Value

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value

	(in millions)
U.S. Government	$5,027	$37	$(400)	$4,664
States, territories and possessions	1,131	10	(95)	1,046
Special revenue and assessments	17,951	51	(2,467)	15,535
All foreign governments	2,465	6	(318)	2,153
Hybrid securities	436	4	(32)	408
SVO-identified funds	-	-	-	-
Industrial and miscellaneous	160,258	439	(18,389)	142,308

Total bonds	$187,268	$547	$(21,701)	$166,114

December 31, 2021	Reconciliation to Fair Value

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value

	(in millions)
U.S. Government	$5,357	$115	$(63)	$5,409
States, territories and possessions	757	118	(2)	873
Special revenue and assessments	17,829	687	(160)	18,356
All foreign governments	5,135	262	(47)	5,350
Hybrid securities	591	45	(1)	635
SVO-identified funds	199	—	—	199
Industrial and miscellaneous	149,253	8,844	(658)	157,439

Total bonds	$179,121	$10,071	$(931)	$188,261

Bonds classified by the NAIC as special revenue and assessments primarily consist of U.S. Government agency-issued residential mortgage-backed securities and municipal bonds issued by political subdivisions to finance specific public projects. Bonds classified as industrial and miscellaneous consist primarily of notes issued by public and private corporate entities and structured securities not issued by U.S. Government agencies.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Statement value of bonds by SVO designation category at December 31, 2022 and 2021 was as follows:

December 31, 2022	SVO Designation

	1	2	3	4	5	6	Total

	(in millions)

U.S. Government	$5,027	$-	$-	$-	$-	$-	$5,027

States, territories and possessions	936	195	-	-	-	-	1,131

Special revenue and assessments	17,843	83	25	-	-	-	17,951

All foreign governments	964	1,473	21	7	-	-	2,465

Hybrid securities	-	342	94	-	-	-	436

SVO-identified funds	-	-	-	-	-	-	-

Industrial and miscellaneous	81,328	65,656	5,740	4,485	2,890	159	160,258

Total bonds	$106,098	$67,749	$5,880	$4,492	$2,890	$159	$187,268

December 31, 2021	SVO Designation

	1	2	3	4	5	6	Total

	(in millions)

U.S. Government	$5,357	$-	$-	$-	$-	$-	$5,357

States, territories and possessions	609	148	-	-	-	-	757

Special revenue and assessments	17,615	186	28	-	-	-	17,829

All foreign governments	1,662	3,266	162	37	8	-	5,135

Hybrid securities	-	432	146	13	-	-	591

SVO-identified funds	-	199	-	-	-	-	199

Industrial and miscellaneous	69,951	64,509	7,183	4,770	2,658	182	149,253

Total bonds	$95,194	$68,740	$7,519	$4,820	$2,666	$182	$179,121

Based on statement value, 93% and 92% of the Company’s bond portfolio was designated investment grade (i.e., designated 1 or 2 by the SVO) at December 31, 2022 and 2021, respectively.

Statement value and fair value of structured securities at December 31, 2022 and 2021, aggregated by investment grade or below investment grade (i.e., designated 3, 4, 5 or 6 by the SVO), were as follows:

December 31, 2022	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value

	(in millions)			(in millions)	(in millions)
Residential mortgage-backed:
U.S. Government agencies	$14,176	$12,270	$-	$-	$14,176	$12,270
Other prime	209	192	-	-	209	192
Other below-prime	1,578	1,432	2	2	1,580	1,434
Commercial mortgage-backed:
U.S. Government agencies	72	65	-	-	72	65
Conduit	5,672	5,185	26	20	5,698	5,205
Other asset-backed	16,905	16,035	137	115	17,042	16,150

Total structured securities	$38,612	$35,179	$165	$137	$38,777	$35,316

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

December 31, 2021	Investment Grade		Below Investment Grade			Total
	Statement Value	Fair Value	Statement Value		Fair Value	Statement Value	Fair Value

	(in millions)			(in millions)		(in millions)
Residential mortgage-backed:
U.S. Government agencies	$15,221	$15,411	$—		$—	$15,221	$15,411
Other prime	660	663	—		—	660	663
Other below-prime	888	885	1		1	889	886
Commercial mortgage-backed:
U.S. Government agencies	78	80	—		—	78	80
Conduit	5,050	5,109	—		—	5,050	5,109
Other asset-backed	13,724	13,873	14		15	13,738	13,888

Total structured securities	$35,621	$36,021	$15		$16	$35,636	$36,037

Based on statement value, over 99% of the Company’s structured securities portfolio was designated as investment grade at each of December 31, 2022 and 2021. Based on statement value, the Company’s investment in residential mortgage-backed securities issued by U.S. Government agencies was 8% of total bond investments at each of December 31, 2022 and 2021.

Statement value and fair value of bonds and short-term investments by contractual maturity at December 31, 2022 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment fees.

	Statement	Fair
	Value	Value

	(in millions)

Due in one year or less	$7,642	$7,630

Due after one year through five years	42,236	40,003

Due after five years through ten years	53,839	48,141

Due after ten years	87,485	74,274

Total	$191,202	$170,048

Mortgage Loans

Mortgage loans consist primarily of commercial mortgage loans underwritten and originated by the Company and are reported at the unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method. Affiliated mortgage loan investments were $161 million and $199 million at December 31, 2022 and 2021, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The statement value of mortgage loans by collateral property type and geographic location at December 31, 2022 and 2021 was as follows:

December 31, 2022	United States of America
	East	Midwest	South	West	Foreign	Total

	(in millions)

Apartment	$8,483	$2,844	$5,752	$10,336	$-	$27,415

Office	3,187	579	1,019	3,540	-	8,325

Retail	1,896	495	1,232	1,505	-	5,128

Warehouse/Industrial	2,044	1,125	420	2,582	147	6,318

Manufactured housing	286	309	1,652	1,595	204	4,046

Other	174	211	27	154	-	566

Total	$16,070	$5,563	$10,102	$19,712	$351	$51,798

December 31, 2021	United States of America
	East	Midwest	South	West	Foreign	Total

	(in millions)

Apartment	$8,006	$2,577	$4,649	$9,388	$-	$24,620

Office	3,185	790	1,100	3,519	-	8,594

Retail	2,237	506	1,472	1,851	-	6,066

Warehouse/Industrial	1,635	688	412	1,871	171	4,777

Manufactured housing	277	313	1,288	1,325	218	3,421

Other	120	60	28	158	-	366

Total	$15,460	$4,934	$8,949	$18,112	$389	$47,844

The Company has mortgage loans where co-lending or participation arrangements are in place with unaffiliated third parties. Mortgage loans with co-lending or participation arrangements totaled $2.9 billion and $3.2 billion at December 31, 2022 and 2021, respectively.

Interest rates and loan-to-value (LTV) ratio information for the Company’s mortgage loans originated or refinanced during 2022 and 2021 is summarized below.

For mortgage loans originated or refinanced during:	2022	2021

Minimum interest rate	2.37%	1.50%

Maximum interest rate	7.38%	7.15%

Weighted-average LTV	54%	56%

Maximum LTV	69%	74%

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A lower LTV ratio generally indicates a higher quality loan. At December 31, 2022 and 2021, the aggregate weighted-average LTV ratio for the mortgage loan portfolio was 53% and 52%, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The statement value of mortgage loans by collateral property type and LTV ratio at December 31, 2022 and 2021 was as follows:

December 31, 2022	< 51%	51%-70%	71%-90%	> 90%	Total

	(in millions)

Apartment	$10,631	$15,340	$1,408	$36	$27,415

Office	3,549	3,606	805	365	8,325

Retail	1,476	2,686	627	339	5,128

Warehouse/Industrial	2,631	3,664	23	-	6,318

Manufactured housing	2,466	1,580	-	-	4,046

Other	325	176	-	65	566

Total	$21,078	$27,052	$2,863	$805	$51,798

December 31, 2021	< 51%	51%-70%	71%-90%	> 90%	Total

	(in millions)

Apartment	$7,766	$16,240	$614	$-	$24,620

Office	4,816	3,453	325	-	8,594

Retail	1,750	3,655	416	245	6,066

Warehouse/Industrial	2,154	2,623	-	-	4,777

Manufactured housing	1,240	2,166	15	-	3,421

Other	111	189	-	66	366

Total	$17,837	$28,326	$1,370	$311	$47,844

The aggregate statement value of mortgage loans with LTV in excess of 100% was $272 million at December 31, 2022. At December 31, 2021, the Company had no mortgage loans with an LTV ratio in excess of 100%.

The fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company. More frequent updates are performed if deemed necessary due to changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 14 for more information regarding the fair value of the Company’s investments in mortgage loans.

In the normal course of business, the Company may refinance or otherwise modify the terms of an existing mortgage loan, typically in reaction to a request by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions of loan maturity and/or changes to loan covenants. When such modifications are made, the statutory basis of accounting requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those currently being offered to new borrowers under similar circumstances in an arms-length transaction, a realized capital loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. The Company recognized no capital losses related to troubled debt restructuring of mortgage loans for the years ended December 31, 2022, 2021 and 2020,

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

respectively. The Company had no mortgage loans at either of December 31, 2022 or December 31, 2021 that were considered “restructured.”

In circumstances where the Company has deemed it probable that it will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in net unrealized capital gains and losses in the statutory statements of changes in surplus. If the Company later determines that the decline in value is other-than-temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company had no mortgage loan valuation allowance at December 31, 2022 or 2021. The Company had one mortgage loan that went into default during 2022 and is in the process of foreclosure at December 31, 2022 while all loans were performing during 2021. The Company recognized other-than-temporary impairment losses on mortgage loans of $25 million and $0 for the years ended December 31, 2022 and 2021, respectively.

Common and Preferred Stocks

Common stocks are generally reported at fair value, with $2,361 million and $4,067 million included in the statutory statements of financial position at December 31, 2022 and 2021, respectively. The fair value for publicly-traded common stocks is primarily based on quoted market prices. For private common stocks without quoted market prices, fair value is primarily determined using a sponsor valuation or market comparables approach. The equity method is generally used to report investments in common stock of unconsolidated subsidiaries.

Redeemable preferred stocks designated 1, 2 or 3 by the SVO are reported at amortized cost. Redeemable preferred stocks designated 4, 5 or 6 by the SVO are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are reported at the lower of fair value or the currently effective call price for the stock. At December 31, 2022 and 2021, the statutory statements of financial position included $178 million and $175 million, respectively, of preferred stocks. The fair value for preferred stocks is primarily determined using a sponsor valuation or market comparables approach.

See Note 14 for more information regarding the fair value of the Company’s investments in common and preferred stock.

Real Estate

Real estate investments are reported at cost, less any encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated primarily based on the capitalization of stabilized net operating income or the present value of future cash flows generated by the property.

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2022 and 2021 was as follows:

December 31, 2022	East	Midwest	South	West	Total

	(in millions)

Apartment	$308	$172	$275	$745	$1,500

Office	208	558	50	-	816

Warehouse/Industrial	254	-	-	203	457

Other	16	15	102	-	133

Total	$786	$745	$427	$948	$2,906

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

December 31, 2021	East	Midwest	South	West	Total

	(in millions)

Apartment	$315	$180	$283	$810	$1,588

Office	211	672	52	-	935

Warehouse/Industrial	257	-	-	202	459

Other	16	10	105	-	131

Total	$799	$862	$440	$1,012	$3,113

The Company’s home office properties are included above (Office/Midwest) and had an aggregate statement value of $558 million and $672 million at December 31, 2022 and 2021, respectively. The Company’s other investments in real estate are held for the production of income.

Other Investments

Other investments primarily represent investments that are made through ownership interests in partnerships, joint ventures (JVs) and limited liability companies (LLCs). In some cases, these ownership interests are held directly by the Company, while in other cases these investments are held indirectly through wholly-owned non-insurance investment holding companies organized as LLCs. Whether held directly by the Company or indirectly through its investment holding companies, securities or real estate partnerships, JVs, and LLCs are reported in the statutory statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity.

The statement value of other investments held directly or indirectly by the Company at December 31, 2022 and 2021 was as follows:

	December 31,
	2022	2021

	(in millions)

Securities partnerships and LLCs	$12,075	$11,112

Bonds	4,470	4,748

Real estate JVs, partnerships and LLCs	3,453	3,989

Common and preferred stocks	3,384	3,083

Derivative instruments	1,680	629

Wholly owned real estate	1,070	1,171

COLI	1,037	1,248

Cash and short-term investments	795	1,964

Structured settlements	749	770

Low income housing tax credit properties	721	702

Other net assets (liabilities)	674	(232)

Total	$30,108	$29,184

For securities partnerships and LLCs, bonds, common and preferred stocks, COLI, cash and short-term investments and derivative instruments, the underlying entity generally reports these investments at fair value. For real estate related investments (including JVs, partnerships and LLCs), structured settlements, and tax credit properties, the underlying entity generally reports these investments at cost, reduced where appropriate by depreciation or amortization. Tax credit properties had 13 years of unexpired credits at December 31, 2022 and 2021, respectively. The required holding period for tax credit properties is 15

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

years. The amount of tax credits and other tax benefits recognized during 2022 and 2021 were $161 million and $150 million, respectively. See Note 10 for more information regarding the Company’s use of tax credits. See Note 4 for more information regarding the Company’s use of derivatives.

Investments in Subsidiaries, Controlled and Affiliated Entities

The Company’s investments in subsidiaries, controlled and affiliated entities (SCAs) are reported in the statutory statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity. At December 31, 2022 and 2021, the value of wholly-owned SCA investments were as follows:

	December 31, 2022			December 31, 2021

	Investment in SCA	Nonadmitted Asset	Statement Value	Investment in SCA	Nonadmitted Asset	Statement Value

		(in millions)			(in millions)

NM Wealth Management Company	$252	$-	$252	$275	$-	$275

Total common stock SCAs [1]	252	-	252	275	-	275

NML Securities Holdings, LLC	13,299	-	13,299	13,533	-	13,533

NML Real Estate Holdings, LLC	2,145	-	2,145	2,814	-	2,814

NM Investment Holdings, LLC	1,335	-	1,335	1,383	-	1,383

QOZ Holding Company, LLC	389	-	389	234	1	233

NM Investment Services, LLC	170	-	170	151	-	151

NM Investment Management Company, LLC	130	130	-	64	64	-

NM Pebble Valley, LLC	90	-	90	224	-	224

Mason Street Advisors, LLC	79	79	-	45	45	-

Wysh Holdings, LLC	68	3	65	15	3	12

NM GP Holdings, LLC	67	15	52	64	7	57

Lake Emily Holdings, LLC	64	-	64	-	-	-

NM-SAS, LLC	9	6	3	11	7	4

GRO-SUB, LLC	2	2	-	2	2	-

NM Career Distribution Holdings, LLC	1	1	-	3	3	-

NMU Holdings, LLC	-	-	-	-	-	-

GRO, LLC	-	-	-	-	-	-

Total other investment SCAs [2]	17,848	236	17,612	18,543	132	18,411

Total investments in SCAs	$18,100	$236	$17,864	$18,818	$132	$18,686

[1]	Reported in common and preferred stocks in the statutory statements of financial position.
[2]	Reported in other investments in the statutory statements of financial position.

Investment filings for all common stock SCAs were submitted to the NAIC during 2022. In all cases, the NAIC accepted the statement value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Net Investment Income

The sources of net investment income for the years ended December 31, 2022, 2021 and 2020 were as follows:

	For the years ended December 31,

	2022	2021	2020

		(in millions)

Bonds	$6,566	$6,286	$6,154

Mortgage loans	1,899	1,829	1,717

Common and preferred stocks	183	194	188

Real estate	310	279	279

Other investments	2,351	1,200	2,122

Policy loans	1,143	1,148	1,180

Amortization of IMR	292	422	255

Gross investment income	12,744	11,358	11,895

Less: investment expenses	976	911	817

Net investment income	$11,768	$10,447	$11,078

For the years ended December 31, 2022, 2021 and 2020 bond investment income included $51 million, $392 million and $82 million of prepayment fees, respectively, generated as a result of 175, 321 and 127 securities, respectively, tendered or otherwise redeemed as a result of a callable feature.

Realized Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investments sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that the Company considers to be other-than-temporary. Realized capital gains and losses, as reported in the statutory statements of operations, are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest rate-related capital gains or losses.

Realized capital gains and losses for the years ended December 31, 2022, 2021 and 2020 were as follows:

	For the year ended			For the year ended			For the year ended

	December 31, 2022			December 31, 2021			December 31, 2020

			Net			Net			Net

			Realized			Realized			Realized

	Realized	Realized	Gains	Realized	Realized	Gains	Realized	Realized	Gains

	Gains	Losses	(Losses)	Gains	Losses	(Losses)	Gains	Losses	(Losses)

		(in millions)			(in millions)			(in millions)

Bonds	$241	$(3,614)	$(3,373)	$1,637	$(395)	$1,242	$2,724	$(861)	$1,863
Mortgage loans	-	(28)	(28)	-	(2)	(2)	-	(22)	(22)
Common and preferred stocks	395	(112)	283	494	(39)	455	461	(643)	(182)
Real estate	23	(99)	(76)	153	(42)	111	253	-	253
Other investments	2,154	(2,403)	(249)	1,506	(1,220)	286	1,350	(1,302)	48

Subtotal	$2,813	$(6,256)	(3,443)	$3,790	$(1,698)	2,092	$4,788	$(2,828)	1,960

Less: IMR net gains (losses) before taxes			(3,902)			1,556			2,064
Less: Capital gains tax expense (benefit)			171			233			(2)

Net realized capital gains (losses)			$288			$303			$(102)

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Realized capital gains and losses are generally the result of normal investment trading activity. Proceeds from the sale of bonds totaled $28 billion, $36 billion, and $48 billion for the years ended December 31, 2022, 2021 and 2020, respectively.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify investments that have experienced a decline in fair value that is considered to be other-than-temporary. Factors considered include the duration and extent to which fair value was less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other-than-temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry sector credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on the appraised value of the collateral property.

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover in the foreseeable future. A real estate equity investment is evaluated for an other-than-temporary impairment when the fair value of the property is lower than its depreciated cost.

For real estate and other investments that represent ownership interests in partnerships, JVs and LLCs, the review focuses on the likelihood that the Company will ultimately recover its initial investment, adjusted for its share of subsequent net earnings and/or distributions. The Company’s review of securities partnerships will generally defer to GAAP-basis impairment reviews performed by the general partner absent compelling evidence of a permanent impairment of the Company’s partnership interest.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Realized capital losses related to declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2022, 2021 and 2020 were as follows:

	For the years ended December 31,
	2022	2021	2020
Bonds, common and preferred stocks:		(in millions)

Structured securities	$-	$-	$-
Foreign government	-	-	(34)
Consumer discretionary	(66)	(44)	(51)
Industrials	(40)	(20)	(42)
Energy	(3)	-	(59)
Other	(15)	-	(13)

Subtotal	(124)	(64)	(199)

Mortgage loans	(25)	-	(15)
Real estate	(99)	(39)	-

Other investments:
Securities partnerships	-	(2)	(6)
Energy and transportation	-	(6)	-

Subtotal	-	(8)	(6)

Total	$(248)	$(111)	$(220)

In addition to the realized capital losses above, $11 million, $61 million and $37 million of other-than-temporary impairments were recorded by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2022, 2021 and 2020, respectively. The decline in the Company’s equity in these subsidiaries resulting from these impairments is reported in changes in net unrealized capital gains and losses in the statutory statements of changes in surplus.

Unrealized Capital Gains and Losses

Unrealized capital gains and losses include changes in the fair value of common and some preferred stocks, other investments and currency translation adjustments on foreign-denominated bonds and mortgage loans and are reported net of any related changes in deferred taxes in the statutory statements of changes in surplus. Changes in the Company’s equity-method share of the undistributed earnings of partnerships, JVs, LLCs and unconsolidated subsidiaries are also reported as changes in unrealized capital gains and losses. If net earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net capital gains are reversed.

Changes in net unrealized capital gains and losses for the years ended December 31, 2022, 2021 and 2020 were as follows:

	For the years ended December 31,

	2022	2021	2020

	(in millions)

Bonds	$(1,016)	$(470)	$606

Mortgage loans	(20)	(10)	33

Common and preferred stocks	(728)	260	520

Other investments	81	3,969	(251)

Subtotal	(1,683)	3,749	908

Change in deferred taxes	134	(260)	(109)

Change in net unrealized capital gains and losses	$(1,549)	$3,489	$799

Changes in net unrealized capital gains and losses for the years ended December 31, 2022, 2021 and 2020 included the reversal of previously unrealized capital gains of $(1,461) million, $(236) million and $(1,428) million, respectively, related to distributions of accumulated net earnings made to the Company from unconsolidated non-insurance subsidiaries.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value declined and remained below cost at December 31, 2022 and 2021 were as follows:

	December 31, 2022

	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$88,076	$78,708	$(9,368)	$50,675	$40,648	$(10,027)

Structured Securities	21,529	20,241	(1,288)	15,104	12,900	(2,204)

Common and preferred stocks	601	524	(77)	37	26	(11)

Total	$110,206	$99,473	$(10,733)	$65,816	$53,574	$(12,242)

	December 31, 2021

	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$29,396	$28,791	$(605)	$7,072	$6,693	$(379)

Structured Securities	15,343	15,167	(176)	1,613	1,560	(53)

Common and preferred stocks	188	169	(19)	62	49	(13)

Total	$44,927	$44,127	$(800)	$8,747	$8,302	$(445)

Based on the results of the impairment review process described above, the Company considers these declines in fair value to be temporary based on current facts and circumstances.

For securities without a full SVO credit analysis performed that are current on principal and interest the statutory basis of accounting allows the Company to assign a NAIC designation of “5GI” to such securities

26

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

for reporting purposes. At December 31, 2022 and 2021, the statement and fair values of NAIC 5GI securities were as follows:

	December 31,

	2022			2021

	Number of Securities	Statement Value	Fair Value	Number of Securities	Statement Value	Fair Value

	($ in millions)			($ in millions)

Bonds	94	$2,123	$1,820	72	$1,613	$1,641
Preferred stock	2	13	13	28		8
Loan-backed and structured securities	1	—	—	1	—	—

Total	$97	$2,136	$1,833	75	$1,621	$1,649

Repurchase Agreements

The Company participates in bilateral and tri-party repurchase programs with U.S. domiciled unaffiliated third parties. The agreements under these programs require the Company to sell securities and simultaneously agree to repurchase the same (or substantially the same) securities prior to the securities reaching their maturity. These repurchase agreements are intended to enhance the yield of the Company’s investment portfolio. The agreements are accounted for as collateralized borrowings with the transferred security proceeds recorded as other liabilities in the statutory statements of financial position while the underlying securities continue to be recorded as investments by the Company. Investment earnings are recorded as net investment income and the difference between the transferred security proceeds and the amount at which the securities will be subsequently reacquired is amortized into net investment income as interest expense in the statutory statements of operations.

The Company manages counterparty and other risks associated with its repurchase program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 97% of the fair value of the securities on loan plus accrued interest and by setting conservative standards for the Company’s reinvestment of cash collateral received.

Cash collateral received, and the liability to return that collateral which is included within other liabilities in the statutory statements of financial position, had the following characteristics during 2022 and 2021:

For the quarter ended:	Maximum Balance	Ending Balance

	(in millions)

March 31, 2022	$1,277	$1,243

June 30, 2022	$2,032	$2,032

September 30, 2022	$2,352	$2,300

December 31, 2022	$2,316	$2,295

March 31, 2021	$1,315	$1,287

June 30, 2021	$1,295	$1,292

September 30, 2021	$1,300	$1,280

December 31, 2021	$1,281	$1,277

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

During 2022 and 2021, securities sold under repurchase agreements included the following characteristics:

For the quarter ended:	Maximum Balance (Fair Value)	Ending Balance (Fair Value)	Ending Balance (Statement Value)

	(in millions)
March 31, 2022	$1,311	$1,273	$1,243
June 30, 2022	$2,080	$2,073	$2,032
September 30, 2022	$2,406	$2,340	$2,300
December 31, 2022	$2,372	$2,336	$2,295
March 31, 2021	$1,350	$1,317	$1,287
June 30, 2021	$1,329	$1,318	$1,292
September 30, 2021	$1,334	$1,311	$1,280
December 31, 2021	$1,316	$1,302	$1,277

The repurchase agreements have overnight contractual maturities. Securities sold under the repurchase agreements consisted of U.S. Treasury securities and U.S. Government agency-issued residential mortgage-backed securities. All securities sold had NAIC designations of 1.

The amortized cost, fair value and remaining term to maturity of reinvested repurchase agreement collateral held by the Company at December 31, 2022 and 2021 was as follows:

	December 31, 2022		December 31, 2021
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

	(in millions)		(in millions)
30 days or less	$420	$420	$259	$259
31-60 days	345	345	204	204
61-90 days	372	372	70	70
91-120 days	27	27	26	26
121-180 days	23	22	13	13
181-365 days	391	390	134	134
1-2 years	251	250	330	331
2-3 years	223	223	155	155
Over 3 years	245	240	91	91

Total	$2,297	$2,289	$1,282	$1,283

If the securities sold under the repurchase agreements or the reinvested collateral become less liquid, the Company has the liquidity resources within its general account available to meet potential cash demands when securities are required to be repurchased.

Restricted Assets

Certain of the Company’s investments are either pledged as collateral or are otherwise held beyond the exclusive control of the Company (“restricted assets”). These restrictions are generally the result of collateral support agreements with counterparties in connection with repurchase agreements and derivative transactions.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

At December 31, 2022 and 2021, collateral held by counterparties was primarily in the form of cash, short-term investments and bonds, including U.S. Government securities. See Note 4 for more information regarding the Company’s derivative portfolio.

The statement value of restricted assets at December 31, 2022 and 2021, summarized by type of restriction, was as follows:

	December 31,
	2022	2021

	(in millions)
Loaned securities - repurchase agreements	$2,295	$1,277
Federal Home Loan Bank of Chicago pledged collateral	4,681	3,705
Derivative transactions	504	121
Federal Home Loan Bank of Chicago stock	121	92
Securities on deposit with states	3	3

Total restricted assets	$7,604	$5,198

Collateral Assets Received

The statement and fair values of collateral received at December 31, 2022 and 2021 were as follows:

	December 31, 2022		December 31, 2021

	Statement Value	Fair Value	Statement Value	Fair Value

	(in millions)		(in millions)
Repurchase agreement collateral	$2,295	$2,336	$1,277	$1,302
Derivative collateral	2,141	2,141	898	898
Mortgage loan escrow	101	101	103	103
Real estate escrow and security deposits	4	4	4	4

Total collateral assets	$4,541	$4,582	$2,282	$2,307

The company had not received any derivative collateral related to the separate accounts at December 31, 2022 or 2021. The obligation to return all other collateral received is reported as other liabilities in the statutory statements of financial position.

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives may be exchange traded, cleared or executed in the over-the-counter market. A majority of the Company’s over-the-counter derivatives are bilateral contracts between two counterparties. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing exchanges.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

accounting purposes, or otherwise do not meet the qualifications for statutory hedge accounting are reported at fair value.

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

The fair value of derivative instruments is based on quoted market prices when available. In the absence of quoted market prices, fair value is estimated using industry-standard models utilizing market observable inputs.

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support arrangements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The fair value of collateral held by the Company under derivative support agreements at December 31, 2022 and 2021 was as follows:

	December 31,
	2022	2021

	(in millions)
Bonds:
General Account	$108	$36
Separate Accounts	-	-

Total bond collateral	$108	$36

Cash:
General Account	$2,141	$898
Separate Accounts	-	-

Total cash collateral	$2,141	$898

Bond collateral held in the general account is not reported in the statutory statements of financial position. Cash collateral held in the general account is reported as cash and short-term investments in the statutory statements of financial position, while the Company’s obligation to return the collateral is reported as other liabilities. Separate account cash collateral assets and related liabilities is reported in the separate account assets and liabilities, respectively, in the statutory statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The fair value of collateral posted by the Company at December 31, 2022 and 2021 was as follows:

	December 31,
	2022	2021

	(in millions)
Bonds posted for derivative support agreements:
General Account	$69	$39
Separate Accounts	2	2
Bonds posted for futures agreements:
General Account	221	41
Separate Accounts	15	17

Total bond collateral	$307	$99

Cash posted for derivative support agreements:
General Account	$187	$13
Separate Accounts	2	1
Cash posted for futures agreements:
General Account	-	4
Separate Accounts	8	4

Total cash collateral	$197	$22

Bonds posted as collateral are reported as bonds and cash posted as collateral is reported as a receivable included in other investments in the statutory statements of financial position.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

Hedging - Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow or fair value hedges, with the related derivative instrument reported at amortized cost in the statutory statements of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness.

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in fixed and variable interest rate bonds and fixed rate liabilities over a period of up to 12 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds and mortgage loans denominated in foreign currencies over a period of up to 30 years. Foreign currency swaps

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the statutory statements of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

The average fair value of outstanding derivative assets not designated as hedging instruments was $411 million and $187 million for the years ended December 31, 2022 and 2021, respectively. The average fair value of outstanding derivative liabilities not designated as hedging instruments was $139 million and $38 million for the years ended December 31, 2022 and 2021, respectively.

Interest rate caps and floors are used to mitigate the risk of a significant and sustained increase or decrease in interest rates for certain of the Company’s debt instruments and insurance and annuity products. Interest rate caps and floors entitle the Company to pay or receive payments from a counterparty if market interest rates rise above or decline below a specified level. Amounts paid or received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to 10 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified number of contracts at a specified price at a future date.

Fixed income forwards are used to gain exposure to the investment risk and return of mortgage-backed securities by utilizing “to-be-announced” (TBA) forward contracts. The Company also uses TBA forward contracts to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost-effective way. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to purchase a substantially similar security for later settlement. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies over a period of up to 15 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Warrants are acquired through the purchase of private bonds. Warrants provide the Company the right to purchase an underlying financial instrument at a given price and time. Changes in the value of the underlying financial instrument are reported as a change in unrealized capital gains or losses. When the warrant is exercised, the derivative is terminated, and the current value becomes the basis for the new financial instrument.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific bond issuers. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond.

Investment Replications

Equity total return swap replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Equity total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. Equity total return swaps are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Interest rate swap replications are used to replicate a bond investment through the use of cash market instruments combined with an interest rate swap. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate and a specified fixed interest rate applied to the notional amount of the contract. Interest rate swap replications, including the derivative components, are reported at amortized cost.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The effects of the Company’s use of derivative instruments on the statutory statements of financial position at December 31, 2022 and 2021 were as follows:

	December 31, 2022

	Notional	Statement Value		Fair Value

	Amount	Assets	Liabilities	Assets	Liabilities

			(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$300	$1	$-	$1	$-

Interest rate swaps	1,947	-	-	-	(162)

Foreign exchange contracts:

Foreign currency swaps	13,623	1,199	(46)	1,862	(58)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	1,705	51	-	51	-

Interest rate floors	1,806	21	(3)	21	(3)

Interest rate swaps	4,666	151	(162)	151	(162)

Swaptions	4,635	242	-	242	-

Fixed income futures	10,369	-	-	-	-

Fixed income forwards	469	1	(7)	1	(7)

Foreign exchange contracts:

Foreign currency forwards	-	-	-	-	-

Foreign currency swaps	144	14	(1)	14	(1)

Investment replications

Interest rate contracts:

Interest rate swaps	6	-	-	1	-

Total derivatives		$1,680	$(219)	$2,344	$(393)

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

	December 31, 2021

	Notional	Statement Value		Fair Value

	Amount	Assets	Liabilities	Assets	Liabilities

			(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$400	$1	$-	$14	$-

Interest rate swaps	1,204	-	-	5	(24)

Foreign exchange contracts:

Foreign currency swaps	12,492	412	(287)	788	(147)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	1,596	15	-	15	-

Interest rate floors	200	28	-	28	-

Interest rate swaps	2,243	20	(16)	20	(16)

Swaptions	4,471	90	-	90	-

Fixed income futures	9,534	-	-	-	-

Fixed income forwards	1,750	2	-	2	-

Foreign exchange contracts:

Foreign currency forwards	1,422	49	(4)	49	(4)

Foreign currency swaps	148	12	(4)	12	(4)

Investment replications

Interest rate contracts:

Interest rate swaps	6	-	-	-	-

Total derivatives		$629	$(311)	$1,023	$(195)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. Derivative instruments are reported as other investments or other liabilities in the statutory statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The effects of the Company’s use of derivative instruments on the statutory statements of operations and changes in surplus for the years ended December 31, 2022, 2021 and 2020 were as follows:

	For the year ended December 31, 2022
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$3

Interest rate swaps	-	-	(12)

Foreign exchange contracts:

Foreign currency swaps	1,027	65	190

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	36	-	(2)

Interest rate floors	(17)	-	-

Interest rate swaps	(15)	-	-

Swaptions	139	-	(10)

Fixed income futures	(57)	(652)	-

Fixed income forwards	(8)	(91)	-

Foreign exchange contracts:

Foreign currency forwards	(46)	49	-

Foreign currency swaps	5	4	2

Credit contracts:

Purchased credit default swaps	-	-	-

Warrants	-	-	-

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	-

Equity contracts:

Equity total return swaps	-	-	-

Total derivatives	$1,064	$(625)	$171

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

	For the year ended December 31, 2021
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income

		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$11

Interest rate swaps	-	-	5

Foreign exchange contracts:

Foreign currency swaps	467	4	153

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	12	-	(2)

Interest rate floors	(7)	-	2

Interest rate swaps	(4)	1	3

Swaptions	27	-	(9)

Fixed income futures	(44)	273	-

Fixed income forwards	(12)	(5)	-

Foreign exchange contracts:

Foreign currency forwards	58	13	-

Foreign currency swaps	5	-	2

Credit contracts:

Purchased credit default swaps	-	-	-

Warrants	(2)	-	-

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	-

Equity contracts:

Equity total return swaps	-	-	-

Total derivatives	$500	$286	$165

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

	For the year ended December 31, 2020
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$15

Interest rate swaps	-	-	1

Foreign exchange contracts:

Foreign currency swaps	(641)	29	158

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	-	-	(1)

Interest rate floors	9	27	-

Interest rate swaps	6	-	1

Swaptions	(3)	-	(9)

Fixed income futures	12	(121)	-

Fixed income forwards	13	23	-

Foreign exchange contracts:

Foreign currency forwards	2	(83)	-

Foreign currency swaps	(1)	-	2

Credit contracts:

Purchased credit default swaps	-	(1)	-

Warrants	(40)	117	-

Investment replications

Interest rate contracts:

Interest rate swaps	-	5	-

Equity contracts:

Equity total return swaps	-	52	-

Total derivatives	$(643)	$48	$167

There were no changes in net unrealized gains or losses resulting from derivatives that no longer qualify for hedge accounting for the years ended December 31, 2022, 2021 and 2020.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

5.	Policy Benefit Reserves and Deposit Funds

General account policy benefit reserves at December 31, 2022 and 2021 were as follows:

	December 31,
	2022	2021

	(in millions)

Life insurance reserves	$215,691	$205,037

Disability and long-term care active life reserves	7,564	6,728

Disability and long-term care unpaid claims and claim reserves	5,528	5,455

Annuity reserves	13,660	12,814

Total policy benefit reserves	$242,443	$230,034

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the OCI and are computed in accordance with standard actuarial methodology based on the Commissioners’ Reserve Valuation Method (CRVM) or the net level premium method. The reserves are based on assumptions for interest, mortality and other risks insured. Effective January 1, 2017, the OCI required a principles-based approach (PBR) for the calculation of its policy benefit reserves with a three-year phase-in period from the effective date. PBR requires reserves to be calculated using company experience assumptions with margin subject to a floor based on similar prescribed methods and assumptions used with existing in-force business. The Company adopted PBR for certain new life insurance products issued on or after July 1, 2019 and for all remaining life insurance policies issued on or after January 1, 2020.

Life insurance reserve calculations, using basic data, determine tabular interest, tabular cost, and tabular cost less actual reserves released. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

As of December 31, 2022, the Company had $2.2 trillion of total life insurance in force, including $20 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated using mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

Additional premiums or charges are assessed for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

At December 31, 2022 and 2021, the account and cash values related to the Company’s general account life reserves were as follows:

	Account Value		Cash Value		Reserves

			December 31,
	2022	2021	2022	2021	2022	2021

			(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$13,692	$11,609	$13,479	$11,366	$13,500	$11,389
Universal life with secondary guarantees	13	14	12	12	34	32
Other permanent cash value life insurance	-	-	185,111	177,829	190,196	182,118
Variable life	-	-	-	-	973	953
Variable universal life	8	6	7	6	43	37
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	-	-	5,192	5,039
Accidental death benefits	-	-	-	-	9	10
Disability - active lives	-	-	-	-	1,064	971
Disability - disabled lives	-	-	-	-	1,563	1,475
Miscellaneous reserves	-	-	-	-	3,051	3,003

Total gross life reserves [1]	13,713	11,629	198,609	189,213	215,625	205,027
Reinsurance ceded	-	-	-	-	1,184	1,203

Total net life insurance	$13,713	$11,629	$198,609	$189,213	$214,441	$203,824

1

This line includes only the Company’s general life reserves, whereas, the life insurance reserves presented in the general account policy benefit reserves table above include life and annuity unpaid claims.

At December 31, 2022 and 2021, the withdrawal characteristics of the Company’s separate account life reserves were as follows:

	Account Value		Cash Value		Reserves

	December 31,
	2022	2021	2022	2021	2022	2021

			(in millions)
Subject to discretionary withdrawal, surrender values or policy loans:
Variable life	$-	$-	$8,399	$10,251	$7,476	$9,350
Variable universal life	1,837	1,817	1,690	1,718	1,654	1,687

Total gross life reserves	$1,837	$1,817	$10,089	$11,969	$9,130	$11,037

Reinsurance ceded	-	-	-	-	-	-

Total net life insurance	$1,837	$1,817	$10,089	$11,969	$9,130	$11,037

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The following are amounts reported as net life insurance reserves in the Company’s Annual Statement, which agree with the amounts reported as net life insurance reserves in the table above at December 31, 2022 and 2021.

	December 31,
	2022	2021

	(in millions)
From Life, Accident & Health Annual Statement:
Life insurance	$211,671	$201,186
Accidental death benefits	9	10
Disability - active lives	1,064	971
Disability - disabled lives	1,561	1,473
Miscellaneous reserves	136	184

Subtotal net life insurance	214,441	203,824

From Separate Accounts Annual Statement:
Life insurance	9,130	11,037

Combined Total	$223,571	$214,861

Annuity Reserves

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioners’ Annuity Reserve Valuation Method (CARVM), Valuation Manual Section 21 (VM-21) for variable annuity products and Actuarial Guideline 33 for all other products. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments. Changes in future policy benefit reserves on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from net additions to policy benefit reserves in the statutory statements of operations.

Deposit Funds

Deposit fund liabilities at December 31, 2022 and 2021 were $11.0 billion and $8.3 billion, respectively. Deposit funds primarily represent reserves for funding agreements, supplementary contracts and income annuities without life contingencies, and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment or through a supplementary contract consisting of a series of scheduled payments. If the beneficiary does not affirmatively choose a supplementary contract, the proceeds are automatically paid to the beneficiary in a single lump sum.

Prior to November 1, 2013, beneficiaries of the Company’s life insurance policies also could choose to receive their death benefit by deposit of the proceeds (if $20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments and high quality corporate bonds. Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates.

The total deposit fund liability for Northwestern Access Fund account balances held by the Company was $270 million and $292 million at December 31, 2022 and 2021, respectively. Accounts were credited with interest at annual rates ranging from 0.01% to 3.87% and 0.01% to 3.50% during 2022 and 2021, respectively. The crediting interest rates changed 42 times and 13 times during 2022 and 2021, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The Company is a member of the Federal Home Loan Bank of Chicago (FHLBC) and issues funding agreements to FHLBC in exchange for cash. Funding agreements are issued through the general account and the sales proceeds are invested as part of a spread lending strategy. The Company is required to pledge collateral to the FHLBC in the form of eligible investments when funding agreements are issued. Upon an event of default by the Company, the FHLBC’s recovery on the collateral is limited to the outstanding amount of the Company’s liability to the FHLBC.

At December 31, 2022 and 2021, the Company held $121 million and $92 million of FHLBC activity stock, respectively. The amount of collateral pledged to the FHLBC was as follows:

	Statement Value (1)	Fair Value (1)

	(in millions)
December 31, 2022	$4,681	$4,195
December 31, 2021	3,705	3,948

(1)	Includes amounts in excess of minimum requirements

The maximum amount of collateral pledged to the FHLBC was as follows:

	Statement Value	Fair Value	Amount Borrowed at Time of Max Collateral
		(in millions)
December 31, 2022	$4,718	$4,451	$2,188
December 31, 2021	3,711	3,958	1,952

The amount borrowed from FHLBC, in the form of funding agreements, was as follows:

	December 31,	December 31,
	2022	2021
	(in millions)	(in millions)

Borrowed	$2,698	$2,052

Deposit fund reserves	$2,707	$2,052

Max borrowed during the year	$2,698	$2,052

Borrowing capacity as determined by insurer	$8,000	$8,000

The Company does not have prepayment obligations for these funding agreements.

The Company has established a $10 billion global Funding Agreement Backed Note (FABN) program. As part of this program, a special purpose entity issues medium term notes (Notes) to investors. Note proceeds are used to purchase funding agreements from the Company. The issued funding agreements have payment terms substantially identical to the Notes. As of December 31, 2022 and 2021, the Company had issued and outstanding funding agreements of $4.2 billion and $2.0 billion, respectively.

For all deposit type contracts, reserves reflect the accumulated value. For funding agreements with fixed rate interest payments, the Company utilizes valuation interest rates to calculate the present value (floored at the accumulated value) of any future cash flow amounts. Amounts in excess of accumulated values are recorded as an additional reserve and are reported in the deposit fund reserve balance above.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

At December 31, 2022 and 2021, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit funds were as follows:

	General Account		Separate Account		Total

	December 31,
	2022	2021	2022	2021	2022	2021

	(in millions)
Individual Annuities
Subject to discretionary withdrawal
- with market value adjustment	$106	$59	$-	$-	$106	$59
- at book value less surrender charge of 5% or more	67	62	-	-	67	62
- at fair value	-	-	19,556	24,137	19,556	24,137

Total with market value adjustment or at fair value	173	121	19,556	24,137	19,729	24,258
- at book value without adjustment	1,665	1,779	-	-	1,665	1,779
Not subject to discretionary withdrawal	9,723	8,861	248	311	9,971	9,172

Total gross individual annuities	11,561	10,761	19,804	24,448	31,365	35,209
Reinsurance ceded	-	-	-	-	-	-

Total net individual annuities	$11,561	$10,761	$19,804	$24,448	$31,365	$35,209

Group Annuities
Subject to discretionary withdrawal
- at fair value	$-	$-	$13	$16	$13	$16

Total with market value adjustment or at fair value	-	-	13	16	13	16
Not subject to discretionary withdrawal	2,099	2,053	5,105	6,647	7,204	8,700

Total gross group annuities	2,099	2,053	5,118	6,663	7,217	8,716
Reinsurance ceded	-	-	-	-	-	-

Total net group annuities	$2,099	$2,053	$5,118	$6,663	$7,217	$8,716

Deposit-Type Contracts
Subject to discretionary withdrawal
- with market value adjustment	$101	$80	$-	$-	$101	$80
- at fair value	-	-	28	36	28	36

Total with market value adjustment or at fair value	101	80	28	36	129	116
- at book value without adjustment	3,719	3,757	-	-	3,719	3,757
Not subject to discretionary withdrawal	7,167	4,466	-	-	7,167	4,466

Total gross deposit-type contracts	10,987	8,303	28	36	11,015	8,339
Reinsurance ceded	-	-	-	-	-	-

Total net deposit-type contracts	$10,987	$8,303	$28	$36	$11,015	$8,339

Total annuity reserves and deposit funds	$24,647	$21,117	$24,950	$31,147	$49,597	$52,264

Of the individual annuity reserves at book value less surrender charge of 5% or more noted above, the Company expects that $8 million will have less than a 5% surrender charge and be reported with the amounts at book value without adjustment in 2023.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The following are amounts reported as net annuity reserves in the Company’s Annual Statement, which agree with the amounts reported as net annuity reserves in the table above at December 31, 2022 and 2021.

	December 31,
	2022	2021

	(in millions)
From Life, Accident & Health Annual Statement:
Annuities	$11,930	$11,129
Supplementary contracts with life contingencies	1,730	1,685
Deposit-type contracts	10,987	8,303

Subtotal net annuity reserves	24,647	21,117
From Separate Accounts Annual Statement:
Annuities	24,674	30,800
Supplementary contracts	248	311
Other contract deposit funds	28	36

Subtotal net annuity reserves	24,950	31,147

Combined Total	$49,597	$52,264

Disability and Long-Term Care Reserves

Unpaid claims and claim reserves for disability and long-term care policies are based on the present value of expected benefit payments. The changes in reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies for the years ended December 31, 2022 and 2021 were as follows:

	For the years ended

	December 31,
	2022	2021

	(in millions)

Balance at January 1	$5,455	$5,342

Incurred related to:
Current year	877	990
Prior years	(8)	(125)

Total incurred	869	865

Paid related to:
Current year	(36)	(33)
Prior years	(760)	(719)

Total paid	(796)	(752)

Balance at December 31	$5,528	$5,455

Changes in reserves for incurred claims related to prior years are generally the result of differences between claim experience assumed in reserve calculations and subsequent actual claim experience.

Active life reserves are based on the net level premium method for disability policies issued prior to 1987 and the two-year preliminary term method for those issued after 1987. Active life reserves are mean

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

reserves for disability policies issued through 2000 and mid-terminal plus unearned premium reserves for policies issued after 2000. Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method.

Additional Actuarial Reserves

Each year, the Company must perform asset adequacy testing (AAT) to demonstrate that reserves make adequate provision for the anticipated cash flows required by contractual obligations and related expenses, in light of assets held for the reserves. Asset adequacy testing is performed in accordance with presently accepted actuarial standards and must include assumptions necessary to determine the adequacy of reserves under moderately adverse conditions. At December 31, 2022 and 2021, reserves required as a result of AAT were as follows:

	December 31,
	2022	2021

	(in millions)

Annuities and deposit funds	$45	$250
Life insurance	2	2

Total reserves	$47	$252

Statutory Minimum Reserves

The Company has the option to establish policy benefit and deposit fund reserves using a standard of valuation that produces higher reserves than those calculated according to the minimum standard provided in the statutory regulations. For contracts issued January 1, 2001 and later, excess reserves over the statutory minimums were $1,400 million and $973 million at December 31, 2022 and 2021, respectively.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported in deferred premium and other assets in the statutory statements of financial position.

Deferred and uncollected premiums at December 31, 2022 and 2021 were as follows:

	December 31, 2022		December 31, 2021

	Gross	Net	Gross	Net

	(in millions)		(in millions)

Ordinary new business	$372	$243	$453	$259
Ordinary renewal	3,281	2,660	3,056	2,397

Total deferred and uncollected premiums	$3,653	$2,903	$3,509	$2,656

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

7.	Separate Accounts

Separate account liabilities at December 31, 2022 and 2021 were as follows:

	Variable Life		Variable Annuities		Total

	December 31,
	2022	2021	2022	2021	2022	2021

	(in millions)

Separate account reserves	$9,130	$11,037	$24,950	$31,147	$34,080	$42,184
Non-policy liabilities					201	199

Total separate account liabilities					$34,281	$42,383

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (GMDB) underwritten by the Company. General account policy benefit reserves included $10 million and $7 million attributable to GMDB at December 31, 2022 and 2021, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.6 billion and $1.7 billion for the years ended December 31, 2022 and 2021, respectively. These amounts are reported as premiums in the statutory statements of operations. The subsequent transfer of these premiums to the separate accounts, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners, is reported as net transfers to separate accounts in the statutory statements of operations. The following are amounts reported as transfers to and from separate accounts within the Company’s Separate Account Annual Statement, which agree with the amounts reported as net transfers to (from) separate accounts within these statutory financial statements:

	At and for the years ended December 31,

	2022	2021	2020

	(in millions)
From Separate Account Annual Statement:

Transfers to separate accounts	$1,670	$1,724	$1,467

Transfers from separate accounts	(2,160)	(2,529)	(2,147)

Net transfers from separate accounts	$(490)	$(805)	$(680)

8.	Employee and Financial Representative Benefit Plans

The Company provides defined pension benefits for all eligible employees and financial representatives. This includes sponsorship of noncontributory defined benefit pension plans that are “qualified” under the terms of the Employee Retirement Income Security Act (ERISA) and the Internal Revenue Code (“Code”), as well as “nonqualified” plans that provide benefits to certain participants in excess of limits set by ERISA and the Code for the qualified plans. The Company’s funding policy for the qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company made no contributions to the qualified retirement plans during either of the years ended December 31, 2022 and 2021 and does not expect to make a contribution to the plans during 2023.

The Company’s defined benefit pension plans for employees contains two different benefit formulas – a formula based on the final average pay of the participant that was frozen as of December 31, 2013 and one

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

that awards cash balance credits based on each participant’s age and years of service that became effective on January 1, 2014. Benefits accrued under the final average pay formula remain available to participants upon retirement. Accumulated cash balance credits earn interest based on market rates and are subject to a minimum crediting rate. The Company’s defined benefit pension plans for financial representatives utilize a formula that is based on the participant’s estimated annual income earned over their career.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. Participants are eligible for retirement health care coverage if they meet eligibility requirements for age and length of service and were either active or retired as of July 31, 2013 for employees and as of December 31, 2013 for financial representatives. Employees or financial representatives hired or contracted after the above dates are not eligible for coverage under the postretirement health plans. Additionally, the Company does not provide a subsidy for retiree health care coverage for employees retiring on or after January 1, 2022.

Medicare-eligible retirees and their dependents are offered health care options provided under an independent third-party health care marketplace (“marketplace”). Retirees and dependents that are not yet Medicare-eligible retain the historical health care benefits offered by the Company. Medicare-eligible retirees and dependents are provided with a pre-funded retiree health reimbursement account and access to third-party advisors to purchase health benefits through the marketplace. Non-Medicare-eligible retirees and dependents are provided premium assistance based on the retirees’ years of service with the Company. The Company pays the entire cost of retiree life insurance coverage.

Benefit Plan Assets

Aggregate plan assets of the defined benefit pension plans and postretirement benefit plans at December 31, 2022 and 2021, and changes in these assets for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2022	2021	2022	2021

	(in millions)		(in millions)
Fair value of plan assets at January 1	$6,504	$6,158	$100	$94

Changes in plan assets:

Actual return on plan assets	(1,315)	515	(20)	9

Actual plan benefits paid	(193)	(169)	(4)	(3)

Fair value of plan assets at December 31	$4,996	$6,504	$76	$100

Plan assets consist of group annuity contracts issued by the Company that are funded by a Group Annuity Separate Account, which primarily invests in a diversified portfolio of public and private common stocks and corporate, government and mortgage-backed debt securities. The overall investment objective of the plans is to maximize long-term total rate of return, consistent with prudent standards for investment and asset/liability risk management and in accordance with ERISA requirements. Plan investments are managed with a long-term perspective and for the sole benefit of the plans’ participants.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Plan asset allocations are rebalanced regularly to maintain holdings within desired asset allocation ranges and to reposition the portfolio based upon perceived market opportunities and risks. Diversification, both by and within asset classes, is a primary risk management consideration. Assets are invested across various asset classes, sectors, industries and geographies. The measurement date for plan assets was December 31 of the respective period with the fair value of plan assets primarily based on quoted market prices. The target asset allocations and the actual allocation of the plans’ investments based on fair value at December 31, 2022 and 2021 were as follows:

	Target Allocation		Actual Allocation

	2022	2021	2022	2021

Bonds	74%	74%	70%	70%

Equity investments	25%	25%	27%	28%

Other investments	1%	1%	3%	2%

Total assets	100%	100%	100%	100%

At each of December 31, 2022 and 2021, other investments were comprised of cash and short-term investments.

Benefit Plan Obligations

Aggregate projected benefit obligations (PBOs) of the defined benefit pension plans and postretirement benefit plans at December 31, 2022 and 2021 and changes in these obligations for the years then ended were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2022	2021	2022	2021

	(in millions)		(in millions)

Projected benefit obligation at January 1	$7,038	$7,069	$628	$662

Changes in benefit obligation:

Service cost of benefits earned	240	205	8	10

Interest cost on projected obligations	173	141	13	11

Projected gross plan benefits paid	(204)	(197)	(27)	(25)

Experience (gains)/losses	(2,000)	(180)	(165)	(30)

Plan amendments and other	-	-	-	-

Projected benefit obligation at December 31	$5,247	$7,038	$457	$628

The PBO represents the estimated net present value of estimated future benefit obligations. For defined benefit plans, the PBO includes assumptions for future compensation increases for active participants. The accumulated benefit obligation (ABO) is similar to the PBO but is based only on current compensation with no assumption of future compensation increases. The aggregate ABO for the defined benefit plans was $5.0 billion and $6.6 billion for the years ended December 31, 2022 and 2021, respectively. Experience (gains)/losses for each of the years ended December 31, 2022 and 2021 primarily reflect the impact of changes in the PBO discount rate.

Benefit Plan Assumptions

The assumptions used in estimating the projected benefit obligations at December 31, 2022 and 2021 and the net periodic benefit cost for the years ended December 31, 2022, 2021 and 2020 were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2022	2021	2022	2021
Projected benefit obligation:

Weighted average discount rate	5.00%	2.77%	4.98%	2.72%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%

Cash balance plan interest crediting rate	4.99%	2.73%	n/a	n/a

	Defined Benefit Plans			Postretirement Benefit Plans

	2022	2021	2020	2022	2021	2020
Net periodic benefit cost:
Weighted average discount rate	2.77%	2.44%	3.17%	2.72%	2.37%	3.18%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	5.25%	5.75%	6.25%	5.25%	5.75%	6.25%
Cash balance plan interest crediting rate	3.00%	2.39%	3.14%	n/a	n/a	n/a

The expected long-term rate of return on plan assets is estimated in consideration of historical financial market performance, internal and third-party capital market expectations and the long-term target asset allocation.

The assumed annual increase in future retiree medical costs used in measuring the obligation for postretirement benefits were as follows:

	December 31,

	2022	2021

Assumed annual increase	5.00%	5.00%

Ultimate rate of annual increase	5.00%	5.00%

Year in which ultimate rate is reached	2023	2022

The Company’s exposure to medical inflation is limited to a maximum annual increase of 3%. In the event annual premiums increase greater than 3% plan participants are responsible for the balance of premiums which exceeded the 3% limit.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Benefit Plan Funded Status

The following is an aggregate reconciliation of the funded status of the plans to the related financial statement liabilities reported by the Company at December 31, 2022 and 2021.

	Defined Benefit Plans		Postretirement Benefit Plans

	2022	2021	2022	2021

	(in millions)		(in millions)

Fair value of plan assets	$4,996	$6,504	$76	$100

Projected benefit obligation	5,247	7,038	457	628

Funded status	(251)	(534)	(381)	(528)

Nonadmitted asset	(818)	(887)	-	-

Financial statement liability	$(1,069)	$(1,421)	$(381)	$(528)

The PBO for defined benefit plans above included $1,069 million and $1,421 million related to unfunded non-qualified plans at December 31, 2022 and 2021, respectively. In the aggregate, the fair value of qualified defined benefit plan assets represented 120% and 116% of the projected benefit obligations of these plans at December 31, 2022 and 2021, respectively.

Statutory accounting guidance requires that changes in plan funded status be recognized immediately as a direct adjustment to surplus, subject to limitations such as admissibility of net pension assets. These adjustments are included in changes in nonadmitted assets and other in the statutory statements of changes in surplus.

Aggregate defined benefit pension and postretirement plan surplus impacts were as follows for the years ended December 31, 2022 and 2021:

	For the year ended December 31, 2022

	Defined Benefit Plans			Postretirement Benefit Plans
	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits

	(in millions)			(in millions)
Balance at January 1	$(1,215)	$115	$258	$(125)	$173

Amortization from surplus into net periodic benefit cost	34	(25)	(17)	4	(13)

Changes in plan assets and benefit obligations recognized in surplus	318	-	-	141	-

Balance at December 31	$(863)	$90	$241	$20	$160

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

	For the year ended December 31, 2021

	Defined Benefit Plans			Postretirement Benefit Plans
	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits

	(in millions)			(in millions)
Balance at January 1	$(1,617)	$140	$285	$(168)	$185

Amortization from surplus into net periodic benefit cost	67	(25)	(27)	7	(12)

Changes in plan assets and benefit obligations recognized in surplus	335	-	-	36	-

Balance at December 31	$(1,215)	$115	$258	$(125)	$173

Benefit Plan Costs

The components of net periodic benefit cost for the years ended December 31, 2022, 2021 and 2020 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2022	2021	2020	2022	2021	2020

	(in millions)			(in millions)

Components of net periodic benefit cost:

Service cost of benefits earned	$240	$205	$134	$8	$10	$14

Interest cost on projected obligations	173	141	177	13	11	16

Amortization of experience losses	34	67	56	4	7	4

Amortization of prior service (credits) costs	(25)	(25)	(25)	(12)	(12)	(4)

Amortization of initial net asset	(16)	(27)	(14)	-	-	-

Expected return on plan assets	(337)	(349)	(336)	(5)	(5)	(5)

Curtailment	-	-	(1)	-	-	28

Net periodic benefit cost (credit)	$69	$12	$(9)	$8	$11	$53

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2023 through 2032 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans

	(in millions)

2023	$206	$28

2024	234	28

2025	251	27

2026	261	27

2027	271	26

2028-2032	1,493	130

Total	$2,716	$266

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The Company sponsors a contributory 401(k) plan for eligible employees, for which the Company may provide a matching contribution, and a noncontributory defined contribution plan for financial representatives. In addition, the Company sponsors nonqualified plans that provide related benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2022, 2021 and 2020, the Company expensed total contributions to these plans of $37 million, $34 million and $57 million, respectively. In lieu of making matching contributions to the employee 401(k) plan in 2022 and 2021, the Company made additional contributions to the cash balance plan in these years.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding coverage to various reinsurers. In 1999, the Company ceased reinsuring new individual disability policies, but has maintained a portion of the reinsurance ceded on policies issued prior to 1999. The Company cedes between 60—80% of the morbidity risk on group disability and 60% of the mortality risk on group life policies.

As part of an affiliated reinsurance agreement, the Company assumes 100% of the net risk associated with NLTC’s long-term care business. At December 31, 2022 and 2021, the net amount due from NLTC under this agreement was $45 million and $48 million, respectively.

Amounts in the statutory financial statements are reported net of the impact of reinsurance. Policy benefit reserves were reported net of ceded reserves of $1.7 billion at both December 31, 2022 and 2021. The Company has reinsured all risks disclosed in the statutory financial statements under Actuarial Guideline 48.

The effects of reinsurance on premium revenue and total benefits for the years ended December 31, 2022, 2021 and 2020 were as follows:

	For the years ended December 31,
	2022	2021	2020

	(in millions)

Direct premium revenue	$22,500	$22,936	$19,501

Premiums assumed	840	830	800

Premiums ceded	(1,052)	(995)	(978)

Premium revenue	$22,288	$22,771	$19,323

Direct benefit expense	$23,494	$23,975	$20,538

Benefits assumed	771	915	837

Benefits ceded	(824)	(937)	(792)

Total benefits	$23,441	$23,953	$20,583

In addition, the Company received $120 million, $127 million and $133 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2022, 2021 and 2020, respectively. These amounts are reported in other income in the statutory statements of operations. For the years ended December 31, 2022, 2021 and 2020, the Company incurred $116 million, $130 million and $127 million, respectively, in expense allowances on reinsurance assumed from NLTC.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions that take effect if a reinsurer’s credit rating falls below a prescribed level. There were no reinsurance recoverables at December 31, 2022 and 2021 that were considered by the Company to be uncollectible. No reinsurance contracts were identified which require disclosure under paragraph 79-84 of SSAP No. 61R - Life, Deposit-Type and Accident and Health Reinsurance.

10.	Federal Income Taxes

The results of the Company’s operations are consolidated with the following entities for purposes of filing the Company’s consolidated federal income tax return:

Northwestern Mutual Investment Services, LLC	NM Harrisburg, Inc
NML Real Estate Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
NML Securities Holdings, LLC and subsidiaries	NM GP Holdings, LLC and subsidiaries
Northwestern Mutual MU TLD Registry, LLC	NM Pebble Valley, LLC
Northwestern Mutual Wealth Management Company	Northwestern Mutual Registry, LLC
NM Investment Holdings, LLC	QOZ Holding Co, LLC and subsidiaries
GRO, LLC and GRO-SUB, LLC	NM Career Distrib. Holdings, LLC and subsidiaries
NM Investment Management Co., LLC & subsidiaries	NM SAS, LLC and subsidiaries
Northwestern Long Term Care Ins. Co	Venture Studio Holdings, LLC and subsidiaries
Wysh Life & Health Insurance Co. & subsidiaries	Wysh Holdings, LLC
NMU Holdings, LLC & subsidiaries	Lake Emily Holdings, LLC & subsidiaries

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these subsidiaries determine their share of consolidated tax payments or refunds as if each subsidiary filed a separate federal income tax return on a stand-alone basis.

The components of current income tax (benefit) expense in the statutory statements of operations for the years ended December 31, 2022, 2021 and 2020 related to ordinary taxable income (loss) were as follows:

	For the years ended December 31,
	2022	2021	2020

	(in millions)
Tax payable on ordinary income	$154	$(914)	$637
Low income housing tax credits	(161)	(150)	(136)
Other tax credits	(133)	(122)	(71)
Change in contingent tax liabilities	(20)	20	(153)

Total current tax expense (benefit)	$(160)	$(1,166)	$277

In addition to current income tax benefit related to ordinary taxable income or loss as summarized above, the Company is subject to federal income tax on capital gains and losses that generally result from investment transactions. Investment capital gains and losses resulting from changes in market interest rates or credit spreads are deferred to the IMR net of any related tax expense or benefit. Current tax (benefit) expense of $(819) million, $327 million and $433 million was included in net IMR deferrals for the years ended December 31, 2022, 2021 and 2020, respectively. In addition, net realized capital gains and losses as reported in the statutory statements of operations included current tax expense (benefit) of $171 million, $233 million and $(2) million for the years ended December 31, 2022, 2021 and 2020, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The table below shows how the Company’s income tax expense or benefit for the years ended December 31, 2022, 2021 and 2020 differs from the amount obtained by applying the statutory rate of 21% to gain (loss) from operations before taxes, including net realized capital gains (losses) before IMR and capital gain tax (benefit):

	For the years ended December 31,
	2022	2021	2020

	(in millions)

Provision computed at statutory rate	$(626)	$336	$580

Adjustments to the statutory rate:

Subsidiary distributions	(282)	(28)	(283)

Tax credits	(296)	(270)	(207)

Amortization of IMR	(61)	(89)	(53)

Dividends received deduction	(44)	(41)	(31)

Employee benefits	(15)	(22)	(22)

Deferred adjustments	86	110	(29)

Other	(27)	(127)	(50)

Total statutory income tax benefit	$(1,265)	$(131)	$(95)

Federal income tax (benefit) expense reported on the statutory statements of operations	$(160)	$(1,166)	$277

Capital gains tax (benefit) expense, net of IMR transfers	(648)	559	431

Change in net deferred tax assets	(457)	476	(803)

	$(1,265)	$(131)	$(95)

During the year, the Company may make payments to or receive refunds from the Internal Revenue Service (IRS) for federal income taxes that are applicable to current or previous tax years. The Company made net income tax payments, including subsidiaries, of $135 million, $295 million and $679 million to the IRS during the years ended December 31, 2022, 2021 and 2020, respectively.

Federal income taxes available for recoupment in the case of future tax losses are limited to amounts reported on previous tax returns. Total capital gain taxes paid for tax years 2022, 2021 and 2020 that are available for recoupment are $1 million, $1,133 million and $0 million, respectively.

Federal income tax returns for 2018 and prior years are closed as to further assessment of tax. Income taxes payable in the statutory statements of financial position represents an estimate of taxes payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS (“contingent tax liabilities”) at the respective reporting date.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Changes in contingent tax liabilities are charged or credited to operations in the year that such determination is made by the company. For the years ended December 31, 2022 and 2021 contingent liabilities were as follows:

	For the years ended December 31,
	2022	2021

	(in millions)
Balance at January 1	$20	$-
(Reductions) additions for tax positions of prior years	(20)	20

Balance at December 31	$-	$20

Included in contingent tax liabilities at December 31, 2022 and 2021 were no tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred taxes for amounts other than interest, the timing of the ultimate deduction may affect the effective tax rate in future periods. As of December 31, 2022 and 2021, the Company had $0 million and $20 million, respectively, of tax positions for which the ultimate deductibility is not certain.

For the years ended December 31, 2022, 2021 and 2020, the Company recognized $0 million, $0 million and $15 million, respectively, of interest-related tax benefit.

The Inflation Reduction Act, which created a new corporate minimum tax (CAMT) effective for calendar year taxpayers January 1, 2023, was enacted on August 16, 2022. Based upon projected adjusted financial statement income for 2023, the company (or the controlled group of corporations of which the reporting entity is a member) has determined that average “adjusted financial statement income” is above the thresholds for the 2023 tax year such that it does expect to be required to perform the CAMT calculations. The controlled group of corporations of which the company is a member has not determined as of the reporting date if they will be liable for CAMT in 2023. The accompanying statutory financial statements do not include an estimated impact of the CAMT because a reasonable estimate can not be made.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The components of net deferred tax assets reported in the statutory statements of financial position at December 31, 2022 and 2021 were as follows:

	December 31,
	2022	2021	Change

	(in millions)
Deferred tax assets:
Policy acquisition costs	$1,265	$1,142	$123
Investments	735	239	496
Policy benefit liabilities	1,832	1,747	85
Benefit plan obligations	522	625	(103)
Fixed Assets	20	-	20
Other	131	82	49

Gross deferred tax assets	4,505	3,835	670

Nonadmitted deferred tax assets	50	-	50

Gross admitted deferred tax assets	4,455	3,835	620

Deferred tax liabilities:
Investments	1,526	1,185	341
Other	820	1,081	(261)

Gross deferred tax liabilities	2,346	2,266	80

Net deferred tax assets	$2,109	$1,569	$540

The Company exceeded the minimum RBC level of 300%, which is necessary to apply the maximum admissibility thresholds, based on authorized control level RBC computed without net deferred tax assets at December 31, 2022 and 2021.

Significant components of the calculation of net admitted deferred tax assets at December 31, 2022 and 2021 were as follows (in millions):

	December 31, 2022			December 31, 2021				Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$3,770	$735	$4,505	$3,596	$239	$3,835	$174	$496	$670
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-

Adjusted gross deferred tax assets	3,770	735	4,505	3,596	239	3,835	174	496	670
Deferred tax assets nonadmitted	50	-	50	-	-	-	50	-	50

Subtotal net admitted deferred tax asset	3,720	735	4,455	3,596	239	3,835	124	496	620
Deferred tax liabilities	820	1,526	2,346	1,081	1,185	2,266	(261)	341	80

Net admitted deferred tax asset/ (liability)	$2,900	$(791)	$2,109	$2,515	$(946)	$1,569	$385	$155	$540

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

	December 31, 2022			December 31, 2021			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$241	$241	$-	$96	$96	$-	$145	$145
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets above) after application of the threshold limitation (lesser of a. or b. below)	1,778	89	1,867	1,720	-	1,720	$58	$89	$147
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities)	1,942	405	2,347	1,876	143	2,019	$66	$262	$328

Total deferred tax assets admitted as the result of application of SSAP No. 101	$3,720	$735	$4,455	$3,596	$239	$3,835	$124	$496	$620

a. Adjusted gross deferred tax assets expected to be realized following the balance sheet date			$1,867			$1,720			$147

b. Adjusted gross deferred tax assets allowed per limitation threshold			$4,162			$4,152			$10

Ratio percentage used to determine recovery period and threshold limitation amount			1060%			1048%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$27,748			$27,680

All gross deferred tax liabilities have been recognized at December 31, 2022 and 2021. The Company did not employ tax planning strategies in its valuation allowance assessment at either December 31, 2022 or 2021. At December 31, 2022 and 2021, the percentage of net ordinary deferred tax assets admitted as a result of tax planning strategies was 0% and 0%, respectively.

11.	Commitments and Contingencies

Commitments

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate acquisitions, mortgage loans and other investments. These forward commitments aggregated to $9.3 billion and $9.7 billion at December 31, 2022 and 2021, respectively, and were extended at market rates and terms.

Contingencies

The Company is engaged in various legal actions in the normal course of its insurance and investment operations. The status of these legal actions is actively monitored by the Company. If the Company believes, based on available information, that an adverse outcome upon resolution of a given legal action is probable and the amount of that adverse outcome is reasonably estimable, a loss is recognized and a related liability reported. Legal actions are subject to inherent uncertainties, and future events could change the Company’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of the Company that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses that would have a material effect on the Company’s financial position at December 31, 2022.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of wholly-owned subsidiaries (e.g., debt guarantees) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives (e.g., future minimum compensation payments). If the financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees, the Company has the right to pursue recovery of payments made under the agreements. The terms of these guarantees range from less than 1 year to 12 years at December 31, 2022.

The following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2022 and 2021, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on fair value of the guarantees.

	December 31, 2022			December 31, 2021

Nature of guarantee	Maximum potential amount of future payments		Financial statement liability	Maximum potential amount of future payments		Financial statement liability

		(in millions)			(in millions)
Guarantees of future minimum compensation - financial representatives	$47		$-	$59		$1

Guarantees of real estate obligations	445		4	493		5

Guarantees issued on behalf of wholly-owned subsidiaries	78		-	89		-

Guarantees on behalf of field loan support program	71		-	37		-

Total guarantees	$641		$4	$678		$6

No material payments have been required under these guarantees to date, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense or increase the amount of its equity investment in the affiliate or subsidiary on behalf of which the guarantee was made.

12.	Related Party Transactions

The Company has a capital support and guarantee of benefits agreement that requires it to maintain the capital and surplus (as defined) of NLTC at a minimum level based upon a formula applied to NLTC’s earned premium and policy benefit reserves, or 150% of its company action level of RBC as prescribed by the NAIC, whichever is lower. In addition, NM guarantees NLTC’s policyowners its ability to pay all policy benefits due and owed pursuant to contracts of insurance sold by NLTC during the term of the agreement. This agreement was most recently amended in 2020 to extend the length of the agreement through December 31, 2025 and increase the aggregate capital contribution limit from $200 million to $300 million. The Company contributed capital to NLTC of $10 million and $15 million for the years ended December 31, 2022 and 2021, respectively. The Company has contributed a total of $230 million to NLTC through December 31, 2022. The Company reported a payable to NLTC of $59 million at December 31, 2022 and 2021, which is reported in other liabilities in the statutory statements of financial position at each of those dates. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

13.	Surplus Notes

The following table summarizes the surplus notes issued by the Company and are outstanding at December 31, 2022:

Description	Issue date	Principal amount	Statement value	Interest paid current year	Cumulative interest paid	Interest rate	Maturity date
(in millions)
2010 Notes	3/26/2010	$1,224	$1,224	$74	$1,231	6.063%	3/30/2040
2017 Notes	9/26/2017	1,200	1,198	46	231	3.850%	9/30/2047
2019 Notes	9/20/2019	1,347	1,161	49	148	3.625%	9/30/2059
2021 Notes	3/22/2021	900	897	31	55	3.450%	3/30/2051
	Total

		$4,671	$4,480	$200	$1,665

On March 22, 2021 the Company issued surplus notes (“2021 notes”) with a principal balance of $900 million, bearing interest at 3.450% and having a maturity date of March 30, 2051. The 2021 notes were issued at an offering price of 99.652%, receiving net proceeds of $897 million.

Each series of notes was distributed pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended. Interest on the 2010, 2017, and 2019 notes is payable semi-annually on March 30 and September 30 while interest on the 2021 notes is payable semi-annually on June 30 and December 30. All interest payments are subject to approval by the OCI. SAP requires recognition of interest expense on the notes upon OCI approval of semi-annual interest payments.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company and do not repay principal prior to maturity, with principal payment at maturity subject to the prior approval of the OCI. The notes are not redeemable at the option of any note holder but are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed, excluding accrued interest as of the date on which the notes are to be redeemed, discounted on a semi-annual basis at a defined U.S. Treasury rate plus 0.20% (2017 and 2021 notes) and 0.25% (2010 and 2019 notes). The entire amount of the 2017, 2019, and 2021 notes are redeemable, at par, in the event of certain defined tax events.

No affiliates of the Company hold any portion of the notes, which are generally held of record at the Depository Trust Company by bank custodians on behalf of investors. No single investor holds 10% or more of the 2017, 2019, or 2021 notes. The largest holder of the 2010 notes is Nippon Life Insurance Company of Japan, which held $250 million in principal amount of notes at each of December 31, 2022 and 2021.

14.	Fair Value of Financial Instruments

Certain of the Company’s assets and liabilities are considered “financial instruments” as defined by Statement of Statutory Accounting Principles No. 100—Revised, Fair Value Measurements (SSAP 100R). The Company’s estimation of fair value for financial instruments uses a hierarchy that, where possible, makes use of quoted market prices from active and transparent markets for assets that are identical to those being valued, typically obtained from independent pricing services (“Level 1”). In the absence of quoted market prices for identical assets, fair value is estimated by these pricing services using relevant and observable market-based inputs for substantially similar securities (“Level 2”). Financial instruments for which no quoted market prices or observable inputs are available are generally valued using internally-developed pricing models or indicative (i.e., non-binding) quotes from independent securities brokers (“Level 3”).

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The Company actively monitors fair value estimates received from independent pricing services at each financial reporting date, including analysis of valuation changes for individual securities compared to overall market trends and validation on an exception basis with internally-developed pricing models. The Company also performs periodic reviews of the information sources, inputs and methods used by its independent pricing services, including an evaluation of their control processes. Where necessary, the Company will challenge third-party valuations or methods and require more observable inputs or different methodologies.

For financial instruments included in the scope of SSAP 100R, the statement value and fair value at December 31, 2022 and 2021 were as follows:

	December 31, 2022

			Quoted prices in	Significant	Significant	Net

			active markets	observable	unobservable	Asset

	Statement	Fair	for identical assets	inputs	inputs	Value

	Value	Value	(Level 1)	(Level 2)	(Level 3)	(NAV)

	(in millions)
General account investment assets:
Bonds	$187,268	$166,114	$4,588	$145,263	$16,263	$-
Mortgage loans	51,798	46,724	-	-	46,724	-
Common and preferred stocks	2,051	2,041	1,398	110	533	-
Policy loans	17,653	17,653	-	-	17,653	-
Derivative assets	1,680	2,344	-	2,344	-	-
Other invested assets	241	212	-	174	38	-
Cash and short-term investments	4,476	4,476	543	3,933	-	-

Separate account assets	34,281	34,281	30,448	2,640	759	434

General account liabilities:
Investment-type insurance reserves	$12,596	$11,647	$-	$-	$11,647	$-
Liabilities for repurchase agreements	2,294	2,294	-	2,294	-	-
Derivative liabilities	219	393	-	393	-	-
Separate account liabilities	34,281	34,281	30,448	2,640	759	434

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

	December 31, 2021

			Quoted prices in	Significant	Significant	Net

			active markets	observable	unobservable	Asset

	Statement	Fair	for identical assets	inputs	inputs	Value

	Value	Value	(Level 1)	(Level 2)	(Level 3)	(NAV)

	(in millions)
General account investment assets:
Bonds	$179,121	$188,261	$5,500	$165,145	$17,616	$-
Mortgage loans	47,844	50,089	-	-	50,089	-
Common and preferred stocks	3,749	3,751	3,062	83	606	-
Policy loans	17,208	17,208	-	-	17,208	-
Derivative assets	629	1,023	-	1,023	-	-
Other invested assets	197	240	-	240	-	-

Cash and short-term investments	3,786	3,786	987	2,799	-	-

Separate account assets	42,383	42,383	37,493	3,642	758	490
General account liabilities:
Investment-type insurance reserves	$9,810	$9,728	$-	$-	$9,728	$-
Liabilities for repurchase agreements	1,277	1,277	-	1,277	-	-
Derivative liabilities	311	195	-	195	-	-

Separate account liabilities	42,383	42,383	37,493	3,642	758	490

Bonds

Bonds classified as Level 1 financial instruments are generally limited to U.S. Treasury securities. Most bonds, including U.S. and foreign public and private corporate bonds, municipal bonds and structured securities, are classified as Level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. Level 3 bonds are typically privately-placed and relatively illiquid, with fair value based on non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in bonds.

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company. Fair value of these loans is estimated using a discounted cash flow approach based on market interest rates for commercial mortgage debt with comparable credit risk and maturity. See Note 3 for more information regarding the Company’s investments in mortgage loans.

Common and Preferred Stock

Common and preferred stocks classified as Level 1 financial instruments are limited to those actively traded on a U.S. or foreign stock exchange. Level 2 securities are stocks for which market quotes are available but are not considered to be actively traded. Common and preferred stocks classified as Level 3 are generally privately-placed with fair value primarily based on a sponsor valuation or market comparables approach utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in common and preferred stocks.

Policy Loans

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Derivative Instruments

The Company’s derivative investments are generally traded in over-the-counter markets with fair value estimated using industry-standard models with market-observable inputs such as swap yield curves, basis curves, foreign currency spot rates, foreign currency basis curves, option volatilities and credit spreads. See Note 4 for more information regarding the Company’s derivative investments.

Other Invested Assets

Other Invested Assets primarily consist of the Company’s investment in surplus note issuances of other mutual insurance companies and residual tranches. The surplus note instruments are classified as Level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. The fair value of residual tranches is derived using non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs and therefore is classified as Level 3.

Cash and Short-term Investments

Cash and short-term investments include cash deposit balances, money market mutual funds, short-term commercial paper and other highly-liquid debt instruments, for which the Company considers net asset value or amortized cost to approximate fair value.

Separate Account Assets and Liabilities

See Note 2 and Note 7 for information regarding the Company’s separate accounts, for which fair value is primarily based on quoted market prices for the related common stocks, preferred stocks, bonds, derivative instruments and other investments. Separate account assets classified as Level 3 financial instruments are primarily securities partnership investments that are valued based on the Company’s underlying equity in the partnerships, which the Company considers to approximate fair value. Separate account assets for which fair value is determined by a Net Asset Value (NAV) are mutual funds for which the NAV is used as a practical expedient as allowed under SSAP 100R.

General Account Insurance Reserves

The Company’s general account insurance liabilities defined as financial instruments under SSAP 100R are limited to “investment-type” products such as fixed-rate annuity policies, supplementary contracts without life contingencies and amounts left on deposit. The fair value of investment-type insurance reserves is estimated based on future cash flows discounted at market interest rates for similar instruments with comparable maturities.

Repurchase Agreement Liabilities

See Note 3 for information regarding repurchase agreement activity, for which the Company considers the liability to return collateral to approximate the fair value of collateral originally received.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Assets and Liabilities Reported at Fair Value

The following tables summarize assets and liabilities measured and reported at fair value in the statutory statements of financial position at December 31, 2022 and 2021.

	December 31, 2022

	Quoted prices in	Significant	Significant	Net

	active markets	observable	unobservable	Asset

	for identical assets	inputs	inputs	Value

	(Level 1)	(Level 2)	(Level 3)	(NAV)	Total

	(in millions)
General account:
Bonds	$-	$2	$55	$-	$57
Common and preferred stocks	1,399	-	533	-	1,932
Money market mutual funds	491	-	-	-	491
Other invested assets	-	-	38	-	38
Derivative assets	-	480	-	-	480
Derivative liabilities	-	173	-	-	173

Total general account	$1,890	$655	$626	$-	$3,171

Separate accounts:
Mutual fund investments	$29,170	$-	$-	$-	$29,170
Other benefit plan assets/liabilities	12	20	5	3	40
Pension and postretirement assets:
Bonds	332	2,554	118	-	3,004
Common and preferred stock	772	-	50	431	1,253
Cash and short-term securities	16	63	-	-	79
Other assets/liabilities	146	3	586	-	735

Subtotal pension and postretirement assets	1,266	2,620	754	431	5,071

Total separate accounts	$30,448	$2,640	$759	$434	$34,281

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

	December 31, 2021

	Quoted prices in	Significant	Significant	Net

	active markets	observable	unobservable	Asset

	for identical assets	inputs	inputs	Value

	(level 1)	(level 2)	(level 3)	(NAV)	Total

	(in millions)
General account:
Bonds	$199	$4	$115	$-	$318
Common and preferred stocks	3,063	5	606	-	3,674
Money market mutual funds	848	-	-	-	848
Derivative assets	-	216	-	-	216
Derivative liabilities	-	24	-	-	24

Total general account	$4,110	$249	$721	$-	$5,080

Separate accounts:
Mutual fund investments	$35,694	$-	$-	$-	$35,694
Other benefit plan assets/liabilities	51	26	5	3	85
Pension and postretirement assets:
Bonds	459	3,462	109	-	4,030
Common and preferred stock	1,179	1	58	487	1,725
Cash and short-term securities	92	147	-	-	239
Other assets/liabilities	18	6	586	-	610

Subtotal pension and postretirement assets	1,748	3,616	753	487	6,604

Total separate accounts	$37,493	$3,642	$758	$490	$42,383

During 2022 and 2021, transfers into Level 3 are the result of observable market data, such as public ratings, no longer being available and transfers out of Level 3 are the result of observable market data, including 3rd party vendor prices and public ratings, being available and utilized in the determination of the fair market value of the securities.

The following tables summarize the changes in fair value of Level 3 financial instruments for the years ended December 31, 2022 and 2021.

For the year ended December 31, 2022	General account common and preferred stock	General account bonds	General account other invested assets	Derivative assets	Separate account assets

	(in millions)
Fair value, beginning of period	$606	$115	$-	$-	$758

Realized gains/(losses)	104	(102)	-	-	74

Unrealized gains/(losses)	(25)	34	(13)	-	(58)

Issuances	-	-	-	-	-

Purchases	45	2	51	-	125

Sales	(196)	(29)	-	-	(148)

Settlements	-	-	-	-	-

Net discount/premium	1	-	-	-	-

Transfers into Level 3	-	35	-	-	10

Transfers out of Level 3	(2)	-	-	-	(2)

Fair value, end of period	$533	$55	$38	$-	$759

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

For the year ended December 31, 2021	General account common and preferred stock	General account bonds	General account other invested assets	Derivative assets	Separate account assets

	(in millions)
Fair value, beginning of period	$390	$90	$-	$-	$711

Realized gains/(losses)	52	(26)	-	-	98

Unrealized gains/(losses)	49	10	-	-	123

Issuances	-	-	-	-	-

Purchases	106	7	-	-	158

Sales	(101)	(34)	-	-	(336)

Settlements	-	-	-	-	-

Net discount/premium	4	-	-	-	1

Transfers into Level 3	106	68	-	-	3

Transfers out of Level 3	-	-	-	-	-

Fair value, end of period	$606	$115	$-	$-	$758

The fair values of Level 3 financial instruments are sensitive to changes in significant unobservable inputs. Level 3 bonds are valued using a combination of discounted cash flows and indicative quotes from independent securities brokers based on market comparable companies. The most significant unobservable input in the discounted cash flow analysis is the discount rate. This rate is estimated based upon a risk-free market interest rate (U.S. Treasury with comparable maturity) plus a credit spread adjustment based on the estimated credit rating of the issuer. In general, issuers with lower credit ratings have higher credit spreads. A decrease in the credit spread adjustment would increase the fair value of the investment as the future expected cash flows are discounted at a lower rate. The opposite impact would occur if credit spread adjustments increase.

Level 3 privately-placed common and preferred stocks and derivatives, are primarily valued using a private equity sponsor valuation or market comparables approach. Both approaches rely on the use of multiples that are based on industry-specific comparable companies. Multiples are derived from the relationship of an entity’s fair value to its book value or earnings before interest, taxes, depreciation and amortization (EBITDA). The use of EBITDA normalizes for company-specific differences in capital structure, taxation and fixed asset accounting. An increase in the multiple would result in an increase in the fair value of the investment. The opposite impact would occur if the multiple decreased.

PART C
OTHER INFORMATION
Item 27.  Exhibits
(a)
Financial Statements
(1)
NML Variable Annuity Account C
Included in the Statement of Additional Information are:
Statements of Assets and Liabilities as of the end of the most recent fiscal year
Statements of Operations as of the end of the most recent fiscal year
Statements of Changes in Net Assets for each of the two most recent fiscal years
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
(2)
The Northwestern Mutual Life Insurance Company
Included in the Statement of Additional Information are:
Consolidated Statement of Financial Position at the end of each of the most recent two fiscal years
Consolidated Statement of Operations for each of the three most recent fiscal years
Consolidated Statement of Changes in Surplus for each of the three most recent fiscal years
Consolidated Statement of Cash Flows for each of the most recent three fiscal years
Notes to Consolidated Statutory Financial Statements
Report of Independent Registered Public Accounting Firm
(b)
Exhibits
Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)(1)
Resolution of the Board of Trustees of The Northwestern
Mutual Life Insurance Company amending NML Variable
Annuity Account C Operating Authority, authorizing
registration as an Investment Company; and approval of
Network Edition Variable Annuity Contract
Exhibit (b)(1)(a) to Form N-4 Post-Effective Amendment
(a)(2)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company creating the Account	Exhibit B(1)(a) to Form N-4 Post-Effective Amendment
(a)(3)
Resolution of the Board of Trustees of The Northwestern
Mutual Life Insurance Company to use the Account to
facilitate the issuance and maintenance of the Contracts
and renaming the Account “NML Variable Annuity
Account C”
Exhibit B(1)(b) to Form N-4 Post-Effective Amendment
(b)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Exhibit (c) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(c)	Not applicable
(d)(1)	Form of Group Combination Annuity Contract, NVP.1C.(0594), including Amended Application form (sex neutral)	Exhibit B(4)(a) to Form N-4 Post-Effective Amendment
(d)(2)
Simplified-load Schedule. Referenced to Group
Combination Annuity Contract, NVP.1C.(0594) (sex
neutral), filed as Exhibit B(4)(a) to Form N-4 Post-
Effective Amendment No. 22 for NML Variable Annuity
Account C, File No. 2-89905-01, on May 31, 2001
Exhibit (b)(4)(a)(2) to Form N-4 Post-Effective Amendment No. 28 for NML Variable Annuity Account C, File No. 2-89905-01, filed on February 16, 2006
(d)(3)
Form of Group Combination Annuity Contract – Account
C, NPV.1C. Referenced to Exhibit 4 to Form N-4 Post-
Effective Amendment No. 9 for NML Variable Annuity
Account C, File No. 2-89905-01, filed on
October 28, 1991
Exhibit (b)(4)(b) to Form N-4 Post-Effective Amendment
(d)(4)
Specimen Form of Group Annuity Contract – Account C,
MP V 1C. Referenced to Exhibit 4 to Form S-1
Registration Statement for NML Variable Annuity
Account C, File No. 2-89905-01, filed on March 12, 1984
Exhibit (b)(4)(c) to Form N-4 Post-Effective Amendment

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(e)	Form of Application (0594)	Exhibit B(5) to Form N-4 Post-Effective Amendment
(f)(1)	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	EX-99.B1 to Form N-4 Post-Effective Amendment
(f)(2)	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit B(6) to Form N-4 Post-Effective Amendment
(h)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(a)(2)
Amendment No. 1 dated December 17, 2020 to the
Participation Agreement dated March 16, 1999 Among
Russell Insurance Funds, Russell Fund Distributors, Inc.
and The Northwestern Mutual Life Insurance Company
Exhibit (h)(a)(2) to Form N-4 Post-Effective Amendment No. 19 for NML Variable annuity Account A, File No. 333-13380, filed on April 26, 2021
(h)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(b)(2)
Amendment No. 1 dated October 18, 2006 to
Participation Agreement dated May 1, 2003, by and
among The Northwestern Mutual Life Insurance
Company, Fidelity Distributors Corporation, and each of
Variable Insurance Products Fund, Variable Insurance
Products Fund II, and Variable Insurance Products Fund
III
Exhibit (h)1(b)(2) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006
(h)(b)(3)
Amendment No. 2 dated February 9, 2021 to Participation
Agreement dated May 1, 2003, by and among The
Northwestern Mutual Life Insurance Company, Fidelity
Distributors Corporation, and each of Variable Insurance
Products Fund, Variable Insurance Products Fund II, and
Variable Insurance Products Fund III
Exhibit (h)(b)(3) to Form N-4 Post-Effective Amendment No. 19 for NML Variable annuity Account A, File No. 333-13380, filed on April 26, 2021
(h)(c)(1)	Participation Agreement dated April 30, 2007 among Neuberger Berman Advisors Management Trust, Neuberger Berman Management Inc., and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 24, for NML Variable Annuity Account A, File No. 333-72913, filed on April 25, 2012
(h)(c)(2)	Amendment to Participation Agreement dated January 4, 2021 among Neuberger Berman Advisers Management Trust, Neuberger Berman BD LLC, and The Northwestern Mutual Life Insurance Company	Exhibit (h)(c)(2) to Form N-4 Post-Effective Amendment No. 19 for NML Variable annuity Account A, File No. 333-13380, filed on April 26, 2021
(h)(d)(1)	Participation Agreement dated September 27, 2013 among Credit Suisse Trust, Credit Suisse Asset Management, LLC, Credit Suisse Securities (USA) LLC, and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(d) to Form N-4 Post-Effective Amendment No. 27 for NML Variable Annuity Account A, File No. 333-72913, filed on October 1, 2013
(h)(d)(2)
Amendment to Participation Agreement dated
January 4, 2021 among Credit Suisse Trust, Credit Suisse
Asset Management, LLC, Credit Suisse Securities (USA)
LLC, and The Northwestern Mutual Life Insurance
Company
Exhibit (h)(d)(2) to Form N-4 Post-Effective Amendment No. 19 for NML Variable annuity Account A, File No. 333-13380, filed on April 26, 2021
(h)(e)	Form of Amendment to Participation Agreement Regarding Rule 498	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment
(i)(1)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(i)(a)(2)	Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(i)(b)(2)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(i)(3)	Form of Administrative Services Agreement	Exhibit (b)(8)(f) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007
(i)(4)	Form of Shareholder Information Agreement	Exhibit (b)(8)(g) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007
(j)(1)	Power of Attorney	Exhibit (j)(1) to Form N-4 Post-Effective Amendment No. 36 for NML Variable Annuity Account A, File No. 333- 72913, filed on April 26, 2023
(j)(2)	NMIS/NM Annuity Operations Admin Agreement	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-72913, filed on April 22, 2008
(k)	Opinion and Consent of Counsel	Filed herewith
(l)	Consent of PricewaterhouseCoopers LLP	Filed herewith
(m)	Not applicable
(n)	Not applicable
(o)	Not applicable
Item 28.  Directors and Officers of the Depositor
The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company, without regard to their activities relating to variable annuity contracts or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.
TRUSTEES – As of April 1, 2023
Name	Address
Nicholas E. Brathwaite	Founding Managing Partner Celesta Capital One California Street, Ste 1750 San Francisco, CA 94111

P. Russell Hardin	President Robert W. Woodruff Foundation 191 Peachtree Street NE, Suite 3540 Atlanta, GA 30303

David P. Hollander	Retired Principal, Global Insurance Sector Leader Ernst & Young, LLP 180 Golf House Road Haverford, PA 19041

Randolph W. Melville	Retired Senior Vice President & General Manager Frito-Lay North America 7901 Windrose Avenue, Unit 604 Plano, TX 75024

Jaime Montemayor	Chief Digital and Technology Officer General Mills One General Mills Boulevard Minneapolis, MN 55426

Timothy H. Murphy	Chief Administrative Officer Mastercard 2000 Purchase Street Purchase, NY 10577

Name	Address
Andrew N. Nunemaker	Chief Executive Officer Groupware Technologies 3230 E. Kenwood Blvd Milwaukee, WI 53211

Anne M. Paradis	Retired Chief Executive Officer MicroTek, Inc. 72 Reservation Road Sunderland, MA 01375

Sandra R. Rogers	Retired Vice President – Supply Chain Hillrom 12363 E. Black Rock Road Scottsdale, AZ 85255

John E. Schlifske	Chairman, President & Chief Executive Officer Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

Aarti S. Shah	Retired Senior Vice President, Chief Information and Digital Officer Eli Lilly 13360 Sioux Trail Carmel, IN 46033

Mary Ellen Stanek	Managing Director & Director of Asset Management Robert W. Baird & Co. 777 E. Wisconsin Avenue 25th Floor Milwaukee, WI 53202

Ralph A. Weber	Independent Arbitrator, Mediator & Advisor Weber Advising, LLC 8118 Brookside Place Wauwatosa, WI 53213

Benjamin F. Wilson	Retired Chairman Beveridge & Diamond, P.C. 7825 Orchid Street, NW Washington, DC 20012

Juan C. Zarate	Global Co-Managing Partner & Chief Strategy Officer K2 Integrity 1050 Connecticut Avenue, NW, Suite 680 Washington, DC 20036
EXECUTIVE OFFICERS – As of April 1, 2023
John E. Schlifske	Chairman, President & Chief Executive Officer
Michael G. Carter	Executive Vice President & Chief of Staff
Timothy J. Gerend	Executive Vice President & Chief Distribution Officer
Aditi J. Gokhale	Executive Vice President, Chief Strategy Officer & Head of Retail and Institutional Investments
John M. Grogan	Executive Vice President & Chief Insurance Officer
Todd M. Jones	Executive Vice President & Chief Financial Officer
Raymond J. Manista	Executive Vice President-Chief Legal Officer, Chief Compliance Officer & Secretary
Christian W. Mitchell	Executive Vice President & Chief Customer Officer
Don J. Robertson	Executive Vice President & Chief Human Resources Officer

Jeffrey D. Sippel	Executive Vice President & Chief Information Officer
The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
Item 29. Persons Controlled By or Under Common Control with the Depositor or Registrant
The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of April 1, 2023 are set forth on the following pages. In addition to these subsidiaries, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:
1.
NML Variable Annuity Account A
2.
NML Variable Annuity Account B
3.
NML Variable Annuity Account C
4.
Northwestern Mutual Variable Life Account
5.
Northwestern Mutual Variable Life Account II
Northwestern Mutual Series Fund, Inc. (the “Funds”), shown below as a subsidiary of Northwestern Mutual, is an investment company registered under the Investment Company Act of 1940, offering shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Operating Subsidiaries
Mason Street Advisors, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Long Term Care Insurance Company(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Investment Management Company, LLC (2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Investment Services, LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Wealth Management Company(2)	United States	The Northwestern Mutual Life Insurance Company	100.00
All Other Subsidiaries
1838938 Alberta Ltd.(2)	Canada	The Northwestern Mutual Life Insurance Company	100.00
1890 Maple, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
3412 Exchange, LLC(2)	Delaware	NM Imperial, LLC	100.00
45East11(2)	Cayman Islands	NYLV, LLC	100.00
777 North Van Buren Apartments, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
777 North Van Buren Condominium Association, Inc.(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
777 North Van Buren Parking, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
777 North Van Buren Retail, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
720 East LLC(2)	Delaware	Northwestern Mutual Investment Management Company, LLC	100.00
AFE Brentwood Park, LLC(2)	Delaware	Cortona Holdings, LLC	100.00
Amber, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Artisan Garden Apartments, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Baraboo, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Bayridge, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
BCC Cancer Center Venture, LP(2)	Delaware	NM Cancer Center GP, LLC	0.01
		NM Imperial, LLC	83.99
		RE Corp.	16.0
Bishop Square, LLC(2)	Delaware	NM BSA, LLC	100.00
Bradford II SPE, LLC(2)	Delaware	C – Land Fund, LLC	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Operating Subsidiaries
Bradford Master Association Inc.(2)	North Carolina	C – Land Fund, LLC	100.00
Brandywine Distribution, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Burgundy, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Cedarstone, LLC(2)	Delaware	Baraboo, Inc.	100.00
Chateau, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
Chelsea Ventures, LLC(2)	Maryland	The Northwestern Mutual Life Insurance Company	100.00
C – Land Fund, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Coral, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Cortona Holdings, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Cream City Venture Capital, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	99.00
		NML Development Corporation	1.00
Crown Farm Partners, LLC(2)	Maryland	NM Imperial, LLC	99.00
		RE Corp.	1.00
Dortmund, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
EBS Services, LLC(2)	Delaware	Lake Emily Holdings, LLC	100.00
Ellington Residential, LLC(2)	Maryland	Crown Farm Partners, LLC	100.00
Fairfield Potomac Club, LLC(2)	Delaware	RE Corp.	1.00
		NM Imperial, LLC	99.00
FB #2, LLC(2)	Maryland	Chelsea Ventures, LLC	100.00
FES, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
FI Van Buren, LLC (2)	Delaware	Umbrella XYZ, LLC	100.00
GRO, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
GRO-SUB, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Hamptons PBG, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Hazel, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Higgins, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Hobby, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Hollenberg 1, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Lake Emily Holdings, LLC.(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Logan, Inc.(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Los Alamitos Corporate Center Joint Venture, LLC(2)	California	NM Imperial, LLC	99.00
		RE Corp.	1.00
Maroon, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Mason & Marshall, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Millbrook Apartments Associates L.L.C.(2)	Virginia	NM Imperial, LLC	100.00
Model Portfolios, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
MPC Park 27 Industrial, LLC (2)	Florida	The Northwestern Mutual Life Insurance Company	100.00
Network Office Cashiership, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
Nicolet, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
NM BSA, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Cancer Center GP, LLC(2)	Delaware	NM Imperial, LLC	100.00
NM Career Distribution Holdings, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM DFW Lewisville, LLC(2)	Delaware	NM Majestic Holdings, LLC	100.00
NM Edgewater Joint Venture (2)	Pennsylvania	The Northwestern Mutual Life Insurance Company	100.00
NM Gen, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
NM GP Holdings, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM Green, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM GSB, LLC(2)	New York	NM-SAS, LLC	100.00
NM Imperial, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Investment Holdings, LLC.(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Operating Subsidiaries
NM Lion, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Majestic Holdings, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Neptune, LLC(2)	Delaware	NM Regal, LLC	100.00
NM Network Office 135 Insurance Agency, LLC (2)	Delaware	NM Career Distribution Holdings, LLC	100.00
NM Pebble Valley LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM Pioneer, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM RE Funds, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Regal, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
NM Twin Creeks GP, LLC(2)	Delaware	NM Imperial, LLC	100.00
NM-808 West, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NMC JCAF VI CARRY, LP(2)	Delaware	Higgins, Inc.	1.00
		Northwestern Mutual Investment Management Company, LLC	99.00
NMC V Equity Fund, LP(2)	Delaware	NMC V GP, LLC	100.00
NMC V GP, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
NMC V Mezz Fund, LP(2)	Delaware	NMC V GP, LLC	100.00
NMC VI Equity Fund, LP(2)	Delaware	NMC VI GP, LLC	100.00
NMC VI GP, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
NM-CSV Holdings ULC (2)	British Columbia	Coral, Inc	95.70
		The Northwestern Mutual Life Company	4.30
NM-Hemlock, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Jasper, Inc.(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-MNO, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
NM-Morristown, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
NM-Muse, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Port Royale(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Pulse, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-RESA, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-SAS, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Skye, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Target Distribution Center 1, LLC(2)	Delaware	NM-Target.com Distribution Center, LLC	89.00
		NM-Target Distribution Center 2, LLC	11.00
NM-Target Distribution Center 2, LLC(2)	Delaware	NM-Target.com Distribution Center, LLC	100.00
NM-Target Distribution Center Property Owner, LLC(2)	Delaware	NM-Target.com Distribution Center, LLC	89.00
		NM-Target Distribution Center 1, LLC	11.00
NM-Target.com Distribution Center, LLC(2)	Delaware	NM Imperial, LLC	100.00
NM-West Hartford, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
NML Development Corporation(2)	Delaware	NML Securities Holdings, LLC	100.00
NML Real Estate Holdings, LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
NML Securities Holdings, LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
NMLSP1, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NMPE I GP, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
NMPE II GP, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
NMRM Holdings, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NMU Holdings, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Broadway Plaza, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Ellis Company(2)	Canada	Coral, Inc.	100.00
Northwestern Mutual Capital GP II, LLC(2)	Delaware	NM GP Holdings, LLC	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Operating Subsidiaries
Northwestern Mutual Capital GP III, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
Northwestern Mutual Capital GP IV, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
Northwestern Mutual Capital GP, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
Northwestern Mutual Capital Mezzanine Fund III, LP(2)	Delaware	Northwestern Mutual Capital GP III, LLC	100.00
Northwestern Mutual Capital Mezzanine Fund IV, LP(2)	Delaware	Northwestern Mutual Capital GP IV, LLC	100.00
Northwestern Mutual Capital Strategic Equity Fund III, LP(2)	Delaware	Northwestern Mutual Capital GP III LLC	100.00
Northwestern Mutual Capital Strategic Equity Fund IV, LP(2)	Delaware	Northwestern Mutual Capital GP IV, LLC	100.00
Northwestern Mutual MU TLD Registry, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Private Equity Co-Investment Fund I, LP(2)	Delaware	NMPE I GP, LLC	1.00
		Northwestern Mutual Investment Management Company	99.00
Northwestern Mutual Private Equity Co-Investment Fund II, LP(2)	Delaware	NMPE II GP, LLC	1.00
		Northwestern Mutual Investment Management Company	99.00
Northwestern Mutual Registry, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Series Fund, Inc.(3)	Maryland	The Northwestern Mutual Life Insurance Company	100.00
NorthWoods Phase I, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NorthWoods Phase II, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NorthWoods Phase III, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NWM ZOM GP, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NYLV, LLC(2)	Delaware	BCC Cancer Center Venture, LP	100.00
Osprey Links Golf Course, LLC(2)	Delaware	Osprey Links, LLC	100.00
Osprey Links, LLC(2)	Delaware	NM Imperial, LLC	99.00
		RE Corp	1.0
Plantation Oaks MHC-NM, LLC(2)	Delaware	NM Imperial, LLC	100.00
QOZ Holdings Company, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
RE Corp.(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Regency NM Johns Creek, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Ruhl Financial Group, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
Russet, Inc.(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Scotty, LLC(2)	Delaware	Hobby, Inc.	6.31
		Maroon, Inc.	65.01
		Stadium and Arena Management, Inc.	28.68
Seattle Network Office, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
Seazen GP, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Seazen Rocky Point, LP(2)	Delaware	The Northwestern Mutual Life Insurance Company	99.90
		Seazen GP, LLC	0.10
Stadium and Arena Management, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Tapestry Condominium Owners Association, Inc.(2)	Tennessee	The Northwestern Mutual Life Insurance Company	100.00
Tupelo, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Two Con Holdings, LLC(2)	Delaware	Bishop Square, LLC	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Operating Subsidiaries
Two Con SPE, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Two Con, LLC(2)	Delaware	Two Con Holdings, LLC	100.00
Umbrella XYZ LLC(2)	Delaware	NMU Holdings, LLC	100.00
Ventura Lakes MHC-NM, LLC(2)	Delaware	NM Imperial, LLC	100.00
Walden OC, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
White Oaks, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Wysh Financial, LLC(2)	Delaware	Wysh Holdings, LLC	100.00
Wysh Holdings, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Wysh Insurance Agency, LLC(2)	Delaware	Wysh Life and Health Insurance Company	100.00
Wysh Life and Health Insurance Company(2)	Delaware	Wysh Holdings, LLC	100.00
(1)
Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2021, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented.
(2)
Subsidiary included in the consolidated financial statements.
(3)
Northwestern Mutual Series Fund, Inc. consists of 27 series of capital stock, each a separate investment portfolio (the “Portfolios”). The Portfolios consist of: Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio, Asset Allocation Portfolio.
Item 30. Indemnification
(a) That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.
(b) Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:
B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.
This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.
C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the

Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.
This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.
D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.
The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.
Item 31.  Principal Underwriters
(a) NMIS is the principal underwriter of the securities of the Registrant. NMIS is also the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-1668), the Northwestern Mutual Variable Life Account (811-3989) and the Northwestern Mutual Variable Life Account II (811-21933).
(b) As of April 1, 2023, the directors and officers of NMIS are as follows:
Name	Position
Laura M. Deaner	Chief Information Security Officer
Quentin M. Doll	Director
Bradley L. Eull	Secretary
Don P. Gehrke	Vice President - Investment Client Services, Chief Operations Officer
Timothy Gerend	Executive Vice President, Chief Distribution Officer
Betsy Heisler	Vice President - Risk Products
Dean Hopp	Vice President - IPS Investment Programs
Madhusudan Kotian	Chief Technology Officer
Susan K. Limbach	Assistant Treasurer
Mark E. McNulty	NMIS Anti-Money Laundering Officer
Blaire L. Puls	Variable Investment Product Consultant
Sarah R. Schneider	President
Deborah A. Schultz	Director
Justin Stipan	Distribution Performance Principal
William H. Taylor	Vice President – Planning and Sales
Rebecca Villegas	Vice President - NMIS Compliance, Chief Compliance Officer
Jarod A. Ward	Treasurer, Financial and Operations Principal
Becki Williams	Vice President - Advanced Markets
Kamilah D. Williams-Kemp	Vice President - New Business
Terry R. Young	Assistant Secretary
The address for each director and officer of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
(c) NMIS, the principal underwriter, received $15,938 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year for sales of variable annuity contacts, and interests therein, issued in connection with the Registrant.
Item 32. Location of Accounts and Records
All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 33. Management Services
There are no contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.
Item 34. Fee Representation
The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the contracts.
REPRESENTATION REGARDING TAX-DEFERRED ANNUITIES
Reference is made to a no-action letter dated November 28, 1988 from the staff of the Securities and Exchange Commission and addressed to the American Council of Life Insurance (the “no-action letter”). In accordance with the requirements of paragraph (5) on page 4 of the no-action letter, the Registrant represents that the no-action letter is being relied upon and that the provisions of paragraphs (1)(4) thereof have been complied with.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, NML Variable Annuity Account C, certifies that it meets all of the requirements for effectiveness of this Amended Registration pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on April 26, 2023.
NML VARIABLE ANNUITY ACCOUNT C
(Registrant)
By	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/ JOHN E. SCHLIFSKE
John E. Schlifske, Chairman, President and Chief Executive Officer
As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on April 26, 2023.
THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY
(Depositor)
By:	/s/ JOHN E. SCHLIFSKE
John E. Schlifske, Chairman, President and Chief Executive Officer
As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities with the Depositor and on the dates indicated:
Signature	Title
/s/ JOHN E. SCHLIFSKE	Chairman, President and Chief Executive Officer; Principal Executive Officer
John E. Schlifske
/s/ TODD M. JONES	Executive Vice President and Chief Financial Officer; Principal Financial Officer
Todd M. Jones
/s/ MATTHEW P. SULLIVAN	Vice President and Controller; Principal Accounting Officer
Matthew P. Sullivan

Signature	Title
/s/ Nicholas E. Brathwaite*	Trustee
Nicholas E. Brathwaite
/s/ P. Russell Hardin*	Trustee
P. Russell Hardin
/s/ David P. Hollander*	Trustee
David P. Hollander
/s/ Randolph W. Melville*	Trustee
Randolph W. Melville
/s/ Jaime Montemayor*	Trustee
Jaime Montemayor
/s/ Timothy H. Murphy*	Trustee
Timothy H. Murphy
/s/ Andrew N. Nunemaker*	Trustee
Andrew N. Nunemaker
/s/ Anne M. Paradis*	Trustee
Anne M. Paradis
/s/ Sandra R. Rogers*	Trustee
Sandra R. Rogers
/s/ John E. Schlifske*	Trustee
John E. Schlifske
/s/ Aarti Shah*	Trustee
Aarti Shah
/s/ Mary Ellen Stanek*	Trustee
Mary Ellen Stanek
/s/ Ralph A. Weber*	Trustee
Ralph A. Weber
/s/ Benjamin F. Wilson*	Trustee
Benjamin F. Wilson
/s/ Juan C. Zarate*	Trustee
Juan C. Zarate

*By:	/s/ JOHN E. SCHLIFSKE
John E. Schlifske, Attorney in fact, pursuant to Power of Attorney.

EXHIBIT INDEX
EXHIBITS FILED WITH FORM N-4
POST-EFFECTIVE AMENDMENT NO. 50 TO
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
FOR
NML Variable Annuity Account C
Exhibit	Description
(k)	Opinion and Consent of Counsel	Filed herewith
(l)	Consent of PricewaterhouseCoopers LLP	Filed herewith